UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

W.W. Grainger, Inc.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

We Keep the World Working®
Notice of 2022 Annual Meeting of Shareholders
and Proxy Statement

W.W. GRAINGER, INC.
100 Grainger Parkway
Lake Forest, Illinois 60045-5201
(847) 535-1000

March 17, 2022
Dear Grainger Shareholders:
We are pleased to invite you to attend virtually the 2022 annual meeting of shareholders of W.W. Grainger, Inc. on Wednesday, April 27, 2022, at 10 a.m. Central Daylight Time. This year’s annual meeting will be held as a virtual meeting with no in-person attendance.
At the meeting, we will report on our operations and other matters of current interest. Shareholders will also vote on the matters described in the accompanying Notice of Virtual Annual Meeting of Shareholders and Proxy Statement and any other matters properly brought before the meeting.
As in prior years, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. The Notice of Virtual Annual Meeting of Shareholders on the following page contains instructions on how to:
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vote by Internet, by telephone or by mail; and

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receive a paper copy of the proxy materials by mail.

Please take the time to carefully read the Notice of Virtual Annual Meeting of Shareholders and Proxy Statement that follow. Whether or not you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.
We look forward to your participation at the meeting.
Sincerely,
D.G. Macpherson
Chairman of the Board and Chief Executive Officer

NOTICE OF VIRTUAL ANNUAL MEETING
OF SHAREHOLDERS
For additional information about our virtual annual meeting, see Questions and Answers beginning on page 99.
MEETING AGENDA
Proposal		Board Recommendation	For more information
1.	to elect 12 Directors for the ensuing year;	FOR (all nominees)	Page 11
2.	to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2022;	FOR	Page 44
3.	to approve on a non-binding advisory basis the compensation of Grainger’s Named Executive Officers; and	FOR	Page 83
4.	to approve the W.W. Grainger, Inc. 2022 Incentive Plan	FOR	Page 84
We will also consider any other matters that may properly be brought before the meeting (and any postponements or adjournments of the meeting). As of the date of this Notice of Virtual Annual Meeting of Shareholders, we have not received notice of any such matters.
VOTING
Shareholders of W.W. Grainger, Inc. (Grainger or the Company), as of the record date, are entitled to vote, as follows:
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Shareholders have the right to cumulative voting in the election of Directors. For a definition of cumulative voting, see Questions and Answers—Voting Information/What is cumulative voting? How many votes do I have?/page 100, and

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Each share of Grainger common stock is entitled to one vote for each of the other proposals.

Internet	Telephone	Mail
Before the Meeting: www.proxyvote.com up until 11:59 p.m. EDT April 26, 2022 During the Meeting: www.virtualshareholdermeeting.com/GWW2022	1-800-690-6903 up until 2:00 a.m. EDT, on April 27, 2022	Mark, sign and date your proxy card and return it in the pre-addressed postage-paid envelope we have provided or return it to: Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717
Regardless of whether you plan to attend the virtual annual meeting, we hope you will vote as soon as possible. You may vote your shares during the virtual annual meeting, over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you also may submit your proxy or voting instruction card before the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on voting, see Questions and Answers—Voting Information/pages 99-103.

VIRTUAL MEETING
Due to the continuing uncertainty related to the COVID-19 pandemic, the 2022 annual meeting will be a virtual meeting without in-person attendance. To virtually attend the annual meeting at www.virtualshareholdermeeting.com/GWW2022 (the Annual Meeting Website), you must enter the 16-digit control number found on your proxy card or voting instruction form (the Control Number). You may vote your shares and submit your questions during the virtual annual meeting by entering your Control Number and following the instructions also available on the Annual Meeting Website.
Whether or not you plan to virtually attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the annual meeting. Shareholders who have sent in proxies or voted via telephone or internet do not need to take any further action. As always, we encourage you to vote your shares prior to the annual meeting.
PROXY MATERIALS
This Notice of Virtual Annual Meeting of Shareholders, the following Proxy Statement and the accompanying Form of Proxy were first distributed or made available to shareholders on or about March 17, 2022.
By order of the Board of Directors.
Hugo Dubovoy, Jr.
Vice President, Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
VIRTUAL ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2022
This Notice of Virtual Annual Meeting of Shareholders, the following Proxy Statement, the accompanying Form of Proxy and our 2021 Annual Report on Form 10-K are available under “Financials” in the Investor Relations section of our website at http://invest.grainger.com/ and also may be obtained free of charge on written request to the Corporate Secretary at Grainger’s headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

CORPORATE GOVERNANCE
THE ROLE OF THE BOARD
The Board of Directors (the Board) is the steward of the Company. Our Directors have a wealth of business experience and a solid track record in situations relevant to the Company’s strategy and operations.
The Board recognizes the importance of ensuring that our strategy is designed and executed to create sustainable long-term value for Grainger’s shareholders and other stakeholders. The Board plays an active role in formulating strategy and overseeing its implementation as to business, operational, financial, regulatory, and environmental, social and governance (ESG) matters.
The Board has a robust annual strategic planning process during which key elements of our business, financial plans, strategies and near-term and long-term initiatives are explained and reviewed. This process culminates with a full-day Board session with our senior leadership team to review Grainger’s overall strategy, talent, opportunities, challenges and capabilities. In addition to business strategy, the Board reviews Grainger’s short-term and long-term financial plans, which serve as the basis for the annual operating and capital plans for the upcoming year. The annual strategy process also helps shape the strategic content presented in our communications with the investment community. In addition to annual strategic reviews, the Board evaluates progress made as well as related opportunities and risks with respect to our strategy and plans throughout the year.
Through its Committees, the Board oversees Grainger’s approach to ESG. In addition, at least annually, management briefs the entire Board on the Company’s progress in executing its ESG strategy and delivering on its commitments.
The COVID-19 Pandemic
The Board understands that it has a fundamental and strategic oversight role in building a resilient enterprise while laying the foundation for future success in any environment. As part of the Board’s strategic guidance and oversight, it has engaged with management to make sure the Company continues to successfully adjust to the rapidly evolving and uncertain landscape during the COVID-19 pandemic, including the continued challenges with supply chain disruptions, transportation efficiency, and raw materials and labor availability, which have accompanied the resurgence in demand for products and services as industries return to regular operations.
Throughout the pandemic, customers including hospitals, governments, first responders, food manufacturers, distribution companies and others have continued to trust Grainger to keep them working and their people safe. The Board has closely monitored and helped ensure that Grainger’s management processes and financial resources have been effectively deployed to fulfill our purpose—“We Keep the World Working”—and to remain the go-to-partner for people who build and run safe, sustainable and productive operations. At the start of the pandemic, we laid out three basic priorities: serve our customers well, support our team members, and ensure we remain strong financially. In 2022, the Company is focused on the following three priorities as we aim to continue serving our customers better than anyone else, grow market share profitably, and make Grainger a great place to work:
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Execute on our growth drivers that provide customers with both a flawless experience and tangible value to help them operate safely and effectively.

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Drive operational excellence and productivity to keep the business healthy and enable future investments in the business.

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Strengthen our culture and team by focusing on talent development at all levels of the organization.

Proxy Statement	1

Corporate Governance

Board Actions
The Board believes that a diverse, experienced and vibrant board significantly contributes to the broad-based thinking needed to reach the sound decisions that drive shareholder value and helps ensure that the Board is prepared to help the Company meet both current challenges and future needs. The 2022 Board slate consists of 12 Director nominees of varying experience and background, including five non-employee Directors who joined the Board in the last five years. These additions to the Board demonstrate its commitment to gaining the benefits of different perspectives and backgrounds.
The Board’s various experiences and viewpoints benefit the Company most when they are aligned with our global business needs, reflective of our strong corporate governance practices and consistent with our ESG goals. As a result of the Board’s ongoing refreshment efforts, we have added Directors with expertise in the technology and digital space as well as in leading ESG initiatives for a global business. Our five newest non-employee Directors, Katherine D. Jaspon, Beatriz R. Perez, Susan Slavik Williams, Lucas E. Watson and Steven A. White, bring valuable perspectives and experiences in addition to enhancing the diversity of our Board.
Corporate Culture: The Grainger Edge
The Board strongly believes that the Company’s culture must be tightly aligned with business strategy to create value. To that end, the Board is actively engaged with senior management in cultivating Grainger’s culture. The Board believes that a purpose-driven culture has been an asset of the Company that creates a sustainable competitive advantage. Building on the Company’s strong foundation while evolving a framework to address future challenges is critical to Grainger’s continued success.
In 2019, the Company introduced the Grainger Edge, a strategic framework that defines who Grainger is, why Grainger exists, and how team members work together to achieve Grainger’s objectives.
The Grainger Edge includes a set of principles that defines the behaviors expected from team members as they work with each other, customers and suppliers. They support the Company’s commitment to having an inclusive culture where all team members operate with the highest ethics in and outside of the Company’s industry. The Board fully endorses these principles and believes that alignment to them creates value for shareholders.
The Grainger Edge also is the foundational structure for the Company’s customer-focused business strategy, which is to consistently gain share through two distinct business models that allow it to leverage its scale and supply chain to support customers with different needs.

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Corporate Governance

OUR PURPOSE

We Keep the World Working®

OUR ASPIRATION

We relentlessly expand our leadership position by being the go-to partner for people who build and run safe, sustainable and productive operations.

OUR STRATEGY

High-Touch Solutions Model
- Advantaged MRO solutions
- Differentiated sales and services
- Unparalleled customer service

Endless Assortment Model
- Expansive product assortment
- Innovative customer acquisition and retention capabilities

OUR PRINCIPLES

Start with the customer
Embrace curiosity
Act with intent
Compete with urgency
Win as one team
Invest in our success
Do the right thing

The Company aligns its pay for performance compensation philosophy with the Grainger Edge to help further the Company’s strategy and long-term value creation.
The Board is committed to helping the Company make the Grainger Edge a successful foundational framework for Grainger and its employees as the Company works to consistently serve customers and gain share. The Board understands that top talent is necessary to achieve these goals and supports the Company’s commitment to providing employees with resources designed to help them succeed. Grainger’s culture and principles advance the Board’s priority of ensuring that the Company attracts, retains, motivates and develops top diverse talent across the Company. The Board routinely conducts in-depth reviews of senior leaders and their development. This engagement gives the Board insight into the Company’s talent and succession plans.
The Board believes a culture of ethical behavior is essential to meeting the Company’s goals and has adopted Business Conduct Guidelines that use plain language to make expectations more understandable and encourage a “speak up” culture for early issue identification. The Business Conduct Guidelines apply to all Directors, officers and employees.
Delivering business results and creating a sustainable business that does the right thing has guided the Company for more than 90 years. The continuing commitment to these objectives is seen in the Company’s ESG initiatives. The Board believes that a thoughtfully articulated ESG approach can help build resilient processes, keep employees more engaged and enable quicker decision-making. Our commitment to ESG has served us well in the COVID-19 pandemic. Safety has been one of our key guiding pillars, and the investments we have made over time in building a sustainable supply chain have allowed us to continue to serve our customers well. See Environmental, Social and Governance (ESG) / page 34.
Collectively, the activities of the Board and its Committees in reviewing strategy, ESG, culture, talent and ethical behavior enable Grainger to help millions of customers worldwide keep their operations running and their people safe.

Proxy Statement	3

Corporate Governance

Corporate Governance Practices
Grainger has a history of strong corporate governance. A key priority of the Board is to set the “tone at the top.” This is reflected in the Board’s commitment to governance policies and practices that serve the interests of the Company and its shareholders. Key aspects include:
Operating Principles of the Board of Directors
The Board recognizes that defining its role is an evolving process and has established Operating Principles for the Board of Directors (the Operating Principles) that provide a general framework to assist the Board in fulfilling its duties and responsibilities. Each year, the Board reviews and revises the Operating Principles, as appropriate, to address emerging needs and practices. The Operating Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com/.
DIRECTOR INDEPENDENCE
Our Board of Directors is committed to excellence in its governance practices, including director independence and Board composition. The Board determined that 11 of our 12 Director nominees are independent. Brian P. Anderson, who has served on the Board for 23 years and is not standing for re-election at the annual meeting, is also independent.
The Board has adopted “categorical standards” to assist it in making independence determinations of Director nominees. The categorical standards are intended to help the Board determine, for example, whether certain relationships between nominees and Grainger are “material relationships” for purposes of the New York Stock Exchange (NYSE) independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE’s bright line revenue test for independence. The categorical standards adopted by the Board are set forth in Appendix A to this proxy statement and are also available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com/.
The Board considered a variety of factors, including any related party transactions, in assessing the independence of our Directors against the NYSE’s independence standards and Grainger’s categorical standards. The Board also considered ordinary course business transactions and charitable donations by the Company where a Director serves as an officer and/or a board member. The Board has determined that all

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Corporate Governance

11 of our non-employee Director nominees have no direct or indirect material relationship with Grainger within the meaning of the NYSE independence standards and Grainger’s categorical standards and, accordingly, meet the applicable requirements for “independence” set forth in the NYSE’s listing standards. The Board has also determined that Mr. Anderson, who is not standing for re-election at the annual meeting, has no direct or indirect material relationship with Grainger within the meaning of the NYSE independence standards and Grainger’s categorical standards.
BOARD QUALIFICATIONS, ATTRIBUTES, SKILLS AND BACKGROUND
We determined that the Board’s various experiences and viewpoints benefit us most when they are aligned with our global business needs, our strong corporate governance practices and our ESG goals. As a result of the Board’s ongoing refreshment efforts, in recent years, we added Directors with expertise in technology, digital commerce and ESG. Four of the Directors added to the Board since 2017, Katherine D. Jaspon, Beatriz R. Perez, Susan Slavik Williams and Steven A. White, bring valuable perspectives and experiences while enhancing diversity.
The Board’s varied perspectives support our business as a broad line, business-to-business distributor of maintenance, repair and operating (MRO) products and services with 2021 sales of approximately $13 billion. Grainger operates through its distribution centers, eCommerce platform, contact centers, branches and sales and service representatives with approximately 24,200 employees primarily in North America, Japan and Europe. Approximately 5,000 suppliers provide Grainger with more than 1.5 million products stocked in Grainger’s distribution centers and branches worldwide. More than 4.5 million customers worldwide rely on Grainger.
The following table highlights specific experience, qualifications, attributes, skills, and background information that the Board considered for each Director nominee. A particular Director nominee may possess additional experience, qualifications, attributes, or skills, even if not indicated below.
Director Nominees’ Qualifications, Attributes, Skills and Background Matrix
Director Qualifications, Attributes and Skills	Rodney C. Adkins	V. Ann Hailey	Katherine D. Jaspon	Stuart L. Levenick	D.G. Macpherson	Neil S. Novich	Beatriz R. Perez	Michael J. Roberts	E. Scott Santi	Susan Slavik Williams	Lucas E. Watson	Steven A. White
Operational/Strategy Experience developing and implementing operating plans and business strategy	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Supply Chain/Logistics
Experience in supply chain management encompassing the planning and management of all activities involved in sourcing and procurement, conversion, and all logistics management activities
	✓			✓	✓	✓		✓			✓	✓
Marketing/Sales & Brand Management Experience managing a marketing/sales function, and in increasing the perceived value of a product line or brand over time in the market	✓			✓	✓	✓	✓	✓	✓	✓	✓	✓

Proxy Statement	5

Corporate Governance

Director Qualifications, Attributes and Skills	Rodney C. Adkins	V. Ann Hailey	Katherine D. Jaspon	Stuart L. Levenick	D.G. Macpherson	Neil S. Novich	Beatriz R. Perez	Michael J. Roberts	E. Scott Santi	Susan Slavik Williams	Lucas E. Watson	Steven A. White
International Experience overseeing a complex global organization	✓			✓	✓		✓	✓	✓		✓
Real Estate Experience overseeing complex real estate matters that are integral to a business	✓		✓					✓		✓		✓
Finance/Capital Allocation Knowledge of finance or financial reporting; experience with debt and capital market transactions and/or mergers and acquisitions	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓
Public Company/Leadership “C-Suite” experience with a public company and/or leadership experience as a division president or functional leader within a complex organization	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Governance/Public Company Experience
Experience serving as a public company director; demonstrated understanding of current corporate governance standards and best practices in public companies
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Assessment & Risk Management Experience overseeing complex risk management matters	✓	✓	✓	✓	✓	✓			✓	✓	✓	✓
Government/Public Policy Experience overseeing complex regulatory matters that are integral to a business	✓			✓	✓		✓	✓	✓		✓	✓
Digital/eCommerce Experience implementing digital and omni-channel strategies and/or operating an eCommerce business	✓	✓		✓	✓		✓				✓	✓
Technology/Cybersecurity Experience implementing technology strategies and managing/mitigating cybersecurity risks	✓				✓	✓			✓		✓	✓

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Corporate Governance

Director Qualifications, Attributes and Skills	Rodney C. Adkins	V. Ann Hailey	Katherine D. Jaspon	Stuart L. Levenick	D.G. Macpherson	Neil S. Novich	Beatriz R. Perez	Michael J. Roberts	E. Scott Santi	Susan Slavik Williams	Lucas E. Watson	Steven A. White
Human Resources/Compensation Experience managing a human resources/compensation function; experience with executive compensation and broad-based incentive planning	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Business Ethics Track record of integrity, uncompromising moral principles and strength of character	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Environmental, Social and Governance (ESG) Informed on Company issues related to ESG while monitoring emerging issues potentially affecting the reputation of the business	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Director Nominee Tenure, Gender, Age and Race/Ethnicity
Board Tenure
Years	8	16	1	16	5	23	5	16	12	2	4	1
Gender
Male	✓			✓	✓	✓		✓	✓		✓	✓
Female		✓	✓				✓			✓
Age
Years Old	63	71	45	69	54	67	52	71	60	53	51	61
Race/Ethnicity
African American/Black	✓											✓
Asian, Hawaiian, or Pacific Islander Caucasian /White		✓	✓	✓	✓	✓		✓	✓	✓	✓
Hispanic/Latino							✓
Native American
Other
The following age, Board tenure, gender and race/ethnicity information of the Board nominees is current as of March 17, 2022:

Proxy Statement	7

Corporate Governance

Board Refreshment Process
The Board believes that a fully engaged Board is a strategic asset of the Company, and fresh viewpoints and perspectives are important for informed decision-making. At the same time, the Company believes that year-over-year Director continuity is beneficial to shareholders as Directors develop a deeper understanding of the Company over time.
The Board plans for vacancies well before they arise and periodically evaluates whether its Directors collectively have the right mix of experiences, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for it to be a good steward for the Company’s shareholders. The results of these evaluations are used to help inform searches for potential Board nominees and to screen Director candidates. The Board codified this evaluation practice into the charter of the Board Affairs and Nominating Committee of the Board (the BANC) in 2017.
In planning for Board refreshment and Director succession, the BANC periodically considers potential Director candidates. As a result of these ongoing reviews, in the last five years, five new independent Directors have joined the Board.
The Board has established principles for selecting Directors in the Company’s Criteria for Membership on the Board of Directors (the Criteria). The Criteria list the various factors that the BANC should consider in reviewing candidates for the Board. For example, the Criteria ensures turnover by generally prescribing a retirement age of 72 for non-employee Director candidates. Within the last five years, two of our Directors did not stand for re-election based on their retirement age.
Board Tenure
As a group, the average Board tenure of the 2022 nominees for election to Grainger’s Board of Directors is approximately 9 years, with 45% of the non-employee nominees having tenure of less than five years. See Board Qualifications, Attributes, Skills and Background / pages 5-7 for a matrix reflecting tenure for each nominee.
Board Diversity
In addition to stating the desired relevant business experience, qualifications, attributes and skills for Directors, the Board’s Criteria also enumerate personal characteristics that should be considered, including reputation for ethics and integrity, common sense and judgment, independent and objective thought, and respect for diverse opinions.
Regarding diversity, the Criteria specify that consideration will be given to candidates without regard to race, color, religion, gender or national origin. To ensure that the Board benefits from diverse perspectives, it seeks qualified nominees from a variety of backgrounds, including candidates of gender, age, and racial diversity. In any retained search for Board candidates, the Board follows the Rooney Rule.
Rooney Rule
The Board has a longstanding commitment to seeking Director candidates with gender and racial diversity and to only interviewing slates that include both gender and racially diverse candidates in any retained search. Known as the Rooney Rule, this practice was codified in the Criteria in 2019.
ATTENDANCE OF DIRECTORS AT MEETINGS
As set forth in the Operating Principles, Grainger expects all Directors to attend the annual meeting of shareholders, Board and Committee meetings, and to spend the time needed to properly discharge their duties. At the 2021 annual meeting, 12 of the 13 Directors were in attendance, with one absent due to illness.

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Corporate Governance

In addition, during 2021, no Director attended fewer than 75% of the total number of meetings of the Board and of the Committees on which he or she served.
ANNUAL ELECTION OF DIRECTORS
Grainger’s Directors are elected for a one-year term each year at the annual meeting of shareholders. Each nominee will, therefore, serve until the 2023 annual meeting of shareholders if elected.
Twelve Director nominees, all current Board members, have been nominated by the Board for election. While Mr. Anderson is also a current Board member, he has decided to retire after 23 years of service from the Board immediately following the annual meeting and will not be standing for re-election this year.
As required under Illinois law, majority voting and cumulative voting apply to all Director elections. Under our majority voting standard, Directors are elected by vote of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting. Under cumulative voting, shareholders have the right to cumulate their votes in the election of Directors. This means that shareholders have a number of votes in the election equal to the number of shares owned multiplied by the number of Directors being elected. Shareholders may cast those votes for the nominees as they choose. For example, all votes may be cast for one nominee, or may be apportioned among two or more nominees. For all other matters beside the election of Directors, each share is entitled to one vote.
A shareholder directing to withhold authority for re-election of a Director will have the same effect as votes against the election of that Director. Assuming a quorum is present, broker non-votes will not affect the outcome of the vote. If any of the nominees for Director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.
CANDIDATES FOR BOARD MEMBERSHIP
The BANC recommends to the Board candidates for Board membership. Before making any recommendation, the BANC reviews the results of the annual Board evaluation process and its skills matrix in determining the desired skill set for potential new candidates. The BANC then determines the preferred qualities and characteristics for potential Board nominees by periodically evaluating whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders.
The BANC screens Board candidates based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishment, business knowledge, experience applicable to Grainger’s goals, and diversity.
The BANC has established a long-standing relationship with a nationally recognized third-party search firm. This firm has assisted the BANC over the years in identifying, evaluating, recruiting and screening potential new Directors that satisfy the Board’s criteria.
In addition to Board candidates recommended by the BANC, suggestions as to nominees are received from employees, search firms, shareholders, and others.

Proxy Statement	9

Corporate Governance

The proxy access provisions of our By-laws permit a qualifying shareholder or group of up to 20 qualifying shareholders who have maintained continuous qualifying ownership of 3% or more of our outstanding common stock for at least the previous three years to nominate and include in our proxy materials qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board at the time of the nomination, presuming that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.
Any shareholder who would like the BANC to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and of the proposed candidate and setting forth the business, professional and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to be identified as a nominee and to serve as a Director if elected must also be provided. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at Grainger’s headquarters. See Questions and Answers / pages 99-103 for more information.

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Corporate Governance

DIRECTOR NOMINEES’ EXPERIENCE AND QUALIFICATIONS
The nominees have provided the following information about themselves, including their ages as of March 17, 2022, and their relevant background, including experience for at least the past five years. Grainger’s nominees have varied experience, qualifications, attributes, skills, and backgrounds that assist them in providing guidance and oversight to Grainger’s management.
The Board has identified experience, qualifications, attributes, skills, and backgrounds that, in light of Grainger’s business, structure and challenges, are relevant to service on the Board of Directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience and background to contribute to the Board and Grainger. In addition, the nominees have engaged in continuing education and other programs to remain current in their particular areas of expertise, to further their understanding of corporate governance, and in other matters relevant to Grainger.
The Board believes each of the current nominees qualifies for service on the Board of Directors. Moreover, each of the current nominees has significant leadership experience in large, multifaceted organizations. This leadership experience includes developing and executing corporate strategy, overseeing operations, and managing risks in organizations similar in size or complexity to Grainger.
The summaries provided below are not a comprehensive statement of each nominee’s background, but are provided to describe the primary experience, qualifications, attributes, skills, and background that led the Board to nominate each individual.

Proxy Statement	11

Corporate Governance

Rodney C. Adkins
Qualifications, Attributes and Skills
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Operational/Strategy

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Supply Chain/Logistics

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Marketing/Sales & Brand Management

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International

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Real Estate

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Digital/eCommerce

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Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Avnet, Inc. (Chairman of the Board; corporate governance committee)

•
PayPal Holdings, Inc. (audit committee; risk and compliance committee; corporate governance and nominating committee)

•
United Parcel Service, Inc. (Chair, risk committee; compensation committee)

Prior Public Company Boards
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PPL Corporation (2014-2019) (audit committee; finance committee)

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Pitney Bowes Inc. (2007-2013) (audit committee; executive compensation committee)

Business and Other Experience
•
3RAM Group LLC (2015-present), a privately held company specializing in capital investments, business consulting services and property management, where Mr. Adkins serves as President.

•
International Business Machines Corporation (IBM), a globally integrated technology and consulting company, where Mr. Adkins held numerous development and management roles, including Senior Vice President of Corporate Strategy (2013-2014); Senior Vice President of Systems and Technology Group (2009-2013); Senior Vice President of Development & Manufacturing (2007-2009); and Vice President of Development of IBM Systems and Technology Group (2003-2007).

Mr. Adkins served as a Senior Vice President at IBM, where he held various senior roles, including heading Corporate Strategy. Over the course of his 30-year career with IBM, he developed a broad range of experience, including extensive experience in emerging technologies, global business operations, product development, and brand management. He also gained significant experience managing and understanding corporate finance, financial statements and accounting through his many operational roles with IBM. Additionally, Mr. Adkins managed IBM’s supply chain and procurement, giving him direct insight into global trade and supply chains, and the role of distributors in those efforts.
Mr. Adkins has extensive experience in corporate governance matters, is a recognized leader in technology and technology strategy, and serves as a director of other publicly traded companies with additional responsibilities, including one board chairmanship, and two compensation committee and one audit committee assignments.

Former Senior Vice President of IBM; President of 3RAM Group LLC

Independent Director Age: 63 Years on Grainger’s Board: 8 Director Since: 2014 Grainger Board Committees: BANC Chair, CCOB

12	www.grainger.com

Corporate Governance

V. Ann Hailey
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Digital/eCommerce

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Realogy Holdings Corp. (Chair, audit committee; nominating and corporate governance committee)

Prior Public Company Boards
•
TD Ameritrade Holdings, Inc. (2016-2020) (audit committee; risk committee; outside independent director’s committee)

•
Avon Products, Inc. (2008-2016) (audit committee; finance committee)

•
L Brands, Inc. (formerly, Limited Brands, Inc.) (2001-2006)

Business and Other Experience
•
Famous Yard Sale, Inc. (2012-2014), an online marketplace, where Ms. Hailey served as President, Chief Executive Officer and Chief Financial Officer.

•
Gilt Groupe, Inc. (2009-2010), an online shopping and lifestyle company, where Ms. Hailey served as Chief Financial Officer.

•
L Brands, Inc., a retail apparel, personal care and beauty products company, where Ms. Hailey served as Executive Vice President and Chief Financial Officer (1997-2006); Executive Vice President, Corporate Development (2006-2007); and as a board member (2001-2006).

•
Federal Reserve Bank of Cleveland, where Ms. Hailey served on the audit committee (2004-2009), including as Chair of the committee (2006-2009)

•
PepsiCo, Inc. (1977-1990), a global food and beverage company, where Ms. Hailey served in various leadership roles, including Vice President, Headquarters Finance, Pepsi Cola Company; and Vice President, Finance and Chief Financial Officer of Pepsi Cola Fountain Beverage and USA Divisions, as well as holding positions in the marketing and human resources functions.

•
Pillsbury Company (1994-1997), a manufacturer and marketer of branded consumer foods.

•
RJR Nabisco Foods, Inc. (1992-1994), a diversified manufacturer of consumer products.

Ms. Hailey has spent her career in consumer businesses and brings key financial and operations experience to the Company. In particular, Ms. Hailey possesses broad expertise in finance, strategic planning, branding and marketing, retailing, and sales and distribution on a global scale. Ms. Hailey’s positions as chief financial officer, her current and prior service as audit committee chair at other companies and the Cleveland Federal Reserve Bank, and her accounting and financial knowledge provide significant expertise to the Board, including an understanding of financial statements, accounting and internal controls, corporate finance and capital markets. Through her experiences at Gilt Groupe and Famous Yard Sale, Ms. Hailey has experience in internet site development and selling as well as new venture management and funding. Ms. Hailey is an audit committee financial expert for purposes of the SEC’s rules.

Former Executive Vice President and Chief Financial Officer of L Brands, Inc. (formerly, Limited Brands, Inc.)

Independent Director Age: 71 Years on Grainger’s Board: 16 Director Since: 2006 Grainger Board Committees: Chair, Audit BANC

Proxy Statement	13

Corporate Governance

Katherine D. Jaspon
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Real Estate

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Business and Other Experience
•
Inspire Brands, Inc. (2020-Present), a multi-brand restaurant company whose portfolio includes Arby’s, Baskin-Robbins, Buffalo Wild Wings, Dunkin’, Jimmy John’s, Rusty Taco, and SONIC Drive-In, where she serves as Chief Financial Officer.

•
Dunkin’ Brands Group, Inc. (2005-2020), a quick service restaurant franchisor (Dunkin’ Brands), where Ms. Jaspon has held various roles, including Senior Vice President, Chief Financial Officer (2017-present), Vice President, Finance and Treasury (2014-2017), Vice President, Controller and Corporate Treasurer (2010-2014), and Director, Assistant Controller (2005-2010). In December 2020, Dunkin’ Brands was acquired by Inspire Brands.

•
KPMG LLP (1997-2005), a global audit, tax and advisory services firm, where Ms. Jaspon held various roles, including Senior Manager.

Ms. Jaspon serves as Chief Financial Officer of Inspire Brands, Inc., a multi-brand restaurant company whose portfolio includes nearly 32,000 Arby’s, Baskin-Robbins, Buffalo Wild Wings, Dunkin’, Jimmy John’s, Rusty Taco, and SONIC Drive-In restaurants worldwide. Ms. Jaspon oversees all accounting and reporting, tax, financial planning and analysis, treasury, and internal audit functions for Inspire and its brands. She is also responsible for managing Inspire’s relationships with lending institutions, investors, and the financial community.
Prior to joining Inspire in December 2020, Ms. Jaspon served as the Chief Financial Officer of Dunkin’ Brands Group, Inc., the former parent company of Dunkin’ and Baskin-Robbins, where she led all finance-related functions, as well as investor relations since 2017. In this role, she oversaw global financial planning and analysis, accounting, financial reporting, tax, treasury, enterprise risk management, payments, insurance, and demand planning functions. During her 15-year tenure with Dunkin’ Brands, Ms. Jaspon led several transactions, including the company’s initial public offering and follow-on equity offerings, securitizations and numerous debt transactions, the divestiture of a brand, and the sale of Dunkin’ Brands to Inspire.
Previously, Ms. Jaspon spent eight years at KPMG LLP as an auditor. She is a certified public accountant and an audit committee financial expert for purposes of the SEC’s rules.
Ms. Jaspon previously served as a member and chair of the audit committee of the board of directors of MOD Pizza LLC and also serves on various non-profit boards.

Chief Financial Officer, Inspire Brands, Inc.

Independent Director Age: 45 Years on Grainger’s Board: 1 Director Since: 2021 Grainger Board Committees: Audit BANC

14	www.grainger.com

Corporate Governance

Stuart L. Levenick
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Supply Chain/Logistics

•
Marketing/Sales & Brand Management

•
International

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Digital/eCommerce

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Finning International Inc. (since 2016) (Chair, audit committee; corporate governance committee)

•
Entergy Corporation (since 2005) (lead director (since May 2016); corporate governance committee; executive committee; nuclear committee)

Business and Other Experience
•
Caterpillar Inc., a multinational manufacturer of construction and mining equipment, where Mr. Levenick held various leadership roles, including Group President, Customer & Dealer Support (2004-2015);

•
Executive Office Member (2004-2015); Group President of Caterpillar Inc. (2004-2014); Vice President, Caterpillar Inc. and Chairman of Shin Caterpillar Mitsubishi Ltd. (2000-2004); and Vice President, Asia Pacific Division (2001-2004). Prior to 2000, he held various senior positions with Caterpillar in North America, Asia, and Europe.

Mr. Levenick served as a Group President of Caterpillar Inc., leading several divisions for 10 years as part of a 37-year career at the company, in various leadership roles, including as the senior executive of Caterpillar’s former joint venture with Mitsubishi in Japan. He has extensive international operations experience as a result of positions outside of the United States in Japan, Singapore, Russia and other countries for more than 20 years. During his career at Caterpillar, Mr. Levenick held leadership roles with operational responsibility for supply chain and logistics, engineering and design, manufacturing, global parts and product support, and global dealer and marketing functions. In addition, he led Caterpillar’s global human resources and global purchasing functions.
Mr. Levenick also has experience sitting on and chairing the audit and finance committees of other public companies and brings a broad range of experience to the Board based on his service as the lead director of Entergy Corporation. Mr. Levenick is an audit committee financial expert for purposes of the SEC’s rules.
Mr. Levenick is a former chairman and director of the Association of Equipment Manufacturers and is a director of the University of Illinois Foundation. He also served as a director of the U.S./Japan Business Council, the U.S./China Business Council, the U.S./Russia Business Council, and as executive director of the U.S. Chamber of Commerce.

Former Group President of Caterpillar Inc.

Independent Director Lead Director Age: 69 Years on Grainger’s Board: 16 Director Since: 2005 Lead Director Since: 2014 Grainger Board Committees: Audit Chair, BANC

Proxy Statement	15

Corporate Governance

D.G. Macpherson
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Supply Chain/Logistics

•
Marketing/Sales & Brand Management

•
International

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Digital/eCommerce

•
Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
International Paper Company (governance committee; public policy and environment committee)

Business and Other Experience
•
Chairman of the Board of Directors of the Company, a position assumed in October 2017, and Chief Executive Officer of the Company, a position assumed in October 2016, at which time Mr. Macpherson was also appointed to the Board of Directors.

•
Previously, Mr. Macpherson held numerous senior management roles at the Company, including Chief Operating Officer (2015-2016); Senior Vice President and Group President, Global Supply Chain and International (2013-2015); Senior Vice President and President, Global Supply Chain and Corporate Strategy (2012-2013); and Senior Vice President, Global Supply Chain (2008-2012).

•
The Boston Consulting Group, Partner and Managing Director (2002-2008).

Mr. Macpherson has served Grainger in many capacities over his more than 13 years with the Company, including developing Company strategy, overseeing the launch of Grainger’s U.S. endless assortment business, Zoro Tools, Inc., building the Company’s supply chain capabilities globally and realigning the U.S. business to create greater value for customers of all sizes. Mr. Macpherson also has extensive experience in strategic planning, development and execution. Mr. Macpherson joined Grainger in 2008 after working closely with Grainger for six years as a partner and managing director at The Boston Consulting Group, a global management consulting firm, where he was a member of the Industrial Goods Leadership Team. Mr. Macpherson also has experience in corporate governance matters and serves as a director of another publicly traded company with additional committee responsibilities.

Chairman of the Board and Chief Executive Officer of W.W. Grainger, Inc.

Chairman of the Board Age: 54 Years on Grainger’s Board: 5 Director Since: 2016

16	www.grainger.com

Corporate Governance

Neil S. Novich
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Supply Chain/Logistics

•
Marketing/Sales & Brand Management

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Beacon Roofing Supply, Inc. (Chair, compensation committee; former Chair, audit committee)

•
Hillenbrand, Inc. (Chair, audit committee; mergers and acquisitions committee; nominating and corporate governance committee; former Chair, compensation committee)

Prior Public Company Boards
•
Analog Devices, Inc. (2008-2020) (audit committee; former Chair, compensation committee)

•
Ryerson Inc., Chairman of the Board (1999-2007)

Business and Other Experience
•
Ryerson, Inc. (1994-2007), a global metal distributor and fabricator, where Mr. Novich joined in 1994 as Chief Operating Officer, was named President and CEO in 1996, and was additionally appointed Chairman in 1999. He remained Chairman and CEO until 2007, when the company was sold.

•
Bain & Company (1981-1994), an international management consulting firm, where Mr. Novich spent several years as a partner and led the firm’s Distribution and Logistics Practice.

Mr. Novich served as the Chairman of the Board, President and Chief Executive Officer of a global public company where he was deeply engaged in its distribution operations on a domestic and international basis, and also on leadership development and human resources functions. He also spent 13 years with a major management consulting firm, where he was a partner and led the firm’s Distribution and Logistics Practice. As a result, Mr. Novich has in-depth operational experience in supply chain, distribution and logistics and experience in developing strategy across a variety of industries.
Mr. Novich also has extensive experience in corporate governance matters and serves as a director of other publicly traded companies with additional responsibilities, including one audit committee chairmanship, one compensation committee chairmanship, and service on various board committees. Mr. Novich is an audit committee financial expert for purposes of the SEC’s rules.
Mr. Novich is a trustee of the Field Museum of Natural History.

Former Chairman of the Board, President and Chief Executive Officer of Ryerson Inc.

Independent Director Age: 67 Years on Grainger’s Board: 23 Director Since: 1999 Grainger Board Committees: Audit BANC

Proxy Statement	17

Corporate Governance

Beatriz R. Perez
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Marketing/Sales & Brand Management

•
International

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Government/Public Policy

•
Digital/eCommerce

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Primerica, Inc. (compensation committee)

Prior Public Company Boards
•
HSBC North America Holdings, Inc. (2007-2014), the HSBC Finance Corporation (2008-2014), and the HSBC Bank Nevada, N.A. (2011-2013) (nominating and governance; risk & compliance committee; audit committee)

Business and Other Experience
•
The Coca-Cola Company (1996-present), a global beverage company, where prior to assuming her current position in March 2017, Ms. Perez held several leadership positions including as the company’s first Chief Sustainability Officer (2011- 2017). Prior to that she held various roles of increasing responsibility at The Coca-Cola Company in the North America Operating Division, including Chief Marketing Officer, Senior Vice President Integrated Marketing, and multiple field operating roles.

Ms. Perez is a Senior Vice President and named executive officer of The Coca-Cola Company, a public multinational beverage company, where she leads an integrated team across public affairs and communications, sustainability and marketing assets to support the company’s growth model and strategic initiatives. In this role, Ms. Perez aligns a diverse portfolio of work against critical business objectives to support brands, communities, consumers and partners worldwide. During her tenure of more than two decades at that company, she has held several leadership roles while garnering significant experience in marketing and sustainability programs.
Ms. Perez also has experience in corporate governance matters and serves as a director of another publicly traded company, with additional responsibilities, including a compensation committee assignment. Ms. Perez is a strong advocate for community service, serving on various non-profit boards, including The Coca-Cola Foundation.

Senior Vice President and Chief Communications, Sustainability and Strategic Partnerships Officer of The Coca-Cola Company

Independent Director Age: 52 Years on Grainger’s Board: 5 Director Since: 2017 Grainger Board Committees: BANC CCOB

18	www.grainger.com

Corporate Governance

Michael J. Roberts
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Supply Chain/Logistics

•
Marketing/Sales & Brand Management

•
International

•
Real Estate

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Government/Public Policy

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
CenturyLink, Inc. (human resources and compensation committee; nominating and corporate governance committee)

Prior Public Company Boards
•
SP Plus Corporation (formerly, Standard Parking Corporation) (2010-2013) (audit committee; compensation committee; executive committee)

•
Qwest Communications International, Inc. (prior to its acquisition by CenturyLink) (2009-2011) (compensation and human resources committee)

Business and Other Experience
•
Westside Holdings LLC (2006-present), a marketing and brand development company, where Mr. Roberts is Chief Executive Officer and founder.

•
McDonald’s Corporation (1997-2006), a global food service retailer, where Mr. Roberts held numerous leadership roles, including President and Chief Operating Officer (2004-2006); Chief Executive Officer, McDonald’s USA (2004); President, McDonald’s USA (2001-2004); and President, West Division, McDonald’s USA (1997-2001).

Mr. Roberts served as President and Chief Operating Officer of McDonald’s Corporation, a public, multinational corporation. In his nearly 30 years with the company, he held key executive roles, including President and Chief Executive Officer of McDonald’s USA. In these capacities, he acquired extensive management, and profit and loss responsibilities. He was also responsible for marketing and branding experience, and the international operations of the company. In addition, Mr. Roberts has significant experience in human resources and corporate governance matters and serves as a director of another publicly traded company with additional responsibilities, including service on the human resources and compensation committee.

Former Global President and Chief Operating Officer of McDonald’s Corporation; Chief Executive Officer and founder of Westside Holdings LLC

Independent Director Age: 71 Years on Grainger’s Board: 16 Director Since: 2006 Grainger Board Committees: BANC CCOB

Proxy Statement	19

Corporate Governance

E. Scott Santi
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Marketing/Sales & Brand Management

•
International

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Illinois Tool Works Inc. (Chairman of the Board, 2015-present); director (2012-present)

Business and Other Experience
•
Illinois Tool Works Inc. (2004-present), a worldwide manufacturer of engineered components and systems, where Mr. Santi has served as Chief Executive Officer, since November 2012. Previously, Mr. Santi held various senior management roles with ITW, including Vice Chairman of ITW (2008-2012) and Executive Vice President (2004-2008).

Mr. Santi is the Chairman and Chief Executive Officer of ITW, a global public company. In the course of his more than 30 years with ITW, he has served in various management roles for ITW including positions requiring significant operational and financial responsibility. During his tenure he has had extensive international responsibility including operating responsibility for a business with annual international revenues of several billion dollars. Mr. Santi has significant experience with mergers and acquisitions and integrating acquired companies. He has also had significant strategic marketing responsibilities and human resource experience including compensation policy, leadership development and succession planning. Mr. Santi is an audit committee financial expert for purposes of the SEC’s rules. In addition, Mr. Santi is the current Chairman of the board of directors of the Federal Reserve Bank of Chicago is Chairman of the Civic Committee of the Commercial Club of Chicago. He also serves as a trustee or director on various civic and nonprofit boards, including the boards of trustees of Northwestern University, the Museum of Science and Industry, Rush University Medical Center and the Art Institute of Chicago.

Chairman and Chief Executive Officer of Illinois Tool Works Inc.

Independent Director Age: 60 Years on Grainger’s Board: 12 Director Since: 2010 Grainger Board Committees: Audit BANC

20	www.grainger.com

Corporate Governance

Susan Slavik Williams
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Marketing/Sales & Brand Management

•
Real Estate

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Business and Other Experience
•
Four Palms Ventures, a venture capital firm founded by Ms. Slavik Williams focused on investing in early stage agtech and other technology companies, where Ms. Slavik Williams serves as President (2019-present).

•
The Donald Slavik Family Foundation, a nonprofit organization supporting programs that preserve wildlife and the environment, where Ms. Slavik Williams presently serves as President and a member of its Board of Directors (1995-present).

•
Mark IV Capital, Inc., a private commercial real estate development and investment company, where Ms. Slavik Williams serves on its Board of Directors and presently chairs its compensation committee (1989-present).

•
Ernst & Young Consulting (now Capgemini), a global consulting and technology services company, where Ms. Slavik Williams was a Manager (1994-1998).

Ms. Slavik Williams is a private investor who has been a long-term significant shareholder of the Company as well as an entrepreneur and environmentalist. She has expansive knowledge in investments, financing, and real estate, including as a result of her 30 years of service on the board of directors of Mark IV Capital, Inc., where she presently chairs the compensation committee. She also has a deep understanding of environmental and social matters, working for 26 years as President and member of the board of directors of a foundation focused on wildlife preservation in the United States, Africa, South America, and Asia. Since 2017, Ms. Slavik Williams has served as a member of the board of directors of iSelect Fund, a venture capital investment firm. For 12 years, Ms. Slavik Williams was a director of the Saint Louis Zoo and currently serves on the conservation committee of its strategic planning group. As a longstanding significant shareholder of the Company, she possesses extensive knowledge of the Company’s business, organization, and culture.

President, Four Palms Ventures; Director, Mark IV Capital, Inc.; President, The Donald Slavik Family Foundation

Independent Director Age: 53 Years on Grainger’s Board: 2 Director Since: 2020 Grainger Board Committees: BANC CCOB

Proxy Statement	21

Corporate Governance

Lucas E. Watson
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Supply Chain/Logistics

•
Marketing/Sales & Brand Management

•
International

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Digital/eCommerce

•
Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Business and Other Experience
•
Cruise LLC (2018-2021), an autonomous vehicle and technology company owned by General Motors Company, a global automotive company, where Mr. Watson served as Senior Vice President, Go to Market (2020-2021) and Chief Marketing Officer and General Manager (2018-2020).

•
Intuit, Inc. (2016-2018), a global provider of business and financial management solutions, where Mr. Watson served as an Executive Vice President and Chief Marketing and Sales Officer.

•
Google, Inc. (2011-2016), a global technology company, where Mr. Watson served as Vice President, Global Brand Solutions.

•
Procter & Gamble Company (1994-2011), a global consumer products company, where Mr. Watson served in various sales, marketing and digital business roles.

Mr. Watson served as Senior Vice President, Go To Market, and Chief Marketing Officer and General Manager, at Cruise LLC where he led Cruise’s go to market strategy with respect to the company’s autonomous vehicle fleet. Before Cruise, he served as Executive Vice President and Chief Marketing and Sales Officer at Intuit, where he led the company’s global sales and go to market efforts bringing Intuit’s financial management solutions to market across a variety of channels while focusing on global brand expansion, market share growth and strengthening brand equity. As Vice President, Global Brand Solutions at Google, he led the company’s brand advertising business, working with some of the world’s leading companies to build stronger and more trusted brands. At Procter & Gamble, he served as a digital marketing executive and held a variety of other roles across the globe while driving P&G’s digital initiatives for 75 brands across 200 countries. Through his experience at Cruise, in addition to his tenure of more than two decades at these multinational public companies, Mr. Watson has held several leadership roles while acquiring a deep understanding of sales, marketing, risk management, technology and digital business.

Former Senior Vice President, Go To Market at Cruise LLC

Independent Director Age: 51 Years on Grainger’s Board: 4 Director Since: 2017 Grainger Board Committees: BANC CCOB

22	www.grainger.com

Corporate Governance

Steven A. White
Qualifications, Attributes and Skills
•
Operational/Strategy

•
Supply Chain/Logistics

•
Marketing/Sales & Brand Management

•
Real Estate

•
Finance/Capital Allocation

•
Public Company/Leadership

•
Corporate Governance/Public Company Experience

•
Risk Assessment & Risk Management

•
Government/Public Policy

•
Digital/eCommerce

•
Technology/Cybersecurity

•
Human Resources/Compensation

•
Business Ethics

•
Environmental, Social and Governance (ESG)

Other Current Public Company Boards
•
Hormel Foods Corporation (compensation committee; governance committee)

•
Shaw Communications Inc. (human resources and compensation committee)

Business and Other Experience
•
Comcast Corporation, a global media and technology company, where prior to assuming his current position in December 2020, Mr. White held various roles, including President, Comcast West Division (2009-2020), Regional Senior Vice President, Comcast California (2007-2009), and Regional Senior Vice President, Comcast Mid-South Region (2002-2007).

•
AT&T Broadband, LLC, a leading provider of global telecommunications, media and technology services that merged with Comcast in 2002, where Mr. White was Senior Vice President from 2000 to 2002.

•
Regional Vice President of Tele-Communications, Inc., a cable television and telecommunications provider that merged with AT&T in 2000 (1997 to 2000).

•
Colgate-Palmolive Company, a global consumer products company, where Mr. White held various marketing positions (1991 to 1997).

Mr. White brings over 30 years of experience in eCommerce, sales, marketing, operations, and general management across multiple industries. Now in his 19th year at Comcast Corporation, a global public company, Mr. White has served in various senior management roles with significant operating and financial responsibility over a number of states, thousands of employees, millions of customers, and billions of dollars in revenue. Before his current role as President, Special Counsel to the CEO, Comcast Cable, Mr. White most recently served for 11 years as President, Comcast West. In that capacity, he was responsible for all Comcast cable operations in 13 states, leading nearly 28,000 employees, serving more than nine million customers, and driving annual revenue of nearly $17 billion. Prior to that, Mr. White was responsible for Comcast’s operations in California. Before joining the cable industry, Mr. White held various positions at Colgate-Palmolive, including Marketing Director of Colgate-Palmolive’s Toothbrush Products Division.
Mr. White also has experience in corporate governance matters and serves as a director of two other public companies, where he serves on various committees. Mr. White also serves on the board of directors of the Comcast Foundation and is a member of the Executive Leadership Council.

President, Special Counsel to the CEO, Comcast Cable

Independent Director Age: 61 Years on Grainger’s Board: 1 Director Since: 2020 Grainger Board Committees: BANC CCOB

Proxy Statement	23

Corporate Governance

BOARD AND COMMITTEE MEETINGS; EXECUTIVE SESSIONS
Five meetings of the Board were held in 2021. Each Board meeting included at least one executive session, during which only independent Directors were present. In total, 15 Committee meetings were held in 2021. During each Committee meeting, Committee members met in executive session, without management present. The Committees report regularly to the full Board on their activities and actions.
BOARD COMMITTEES & MEMBERSHIP
Our Board has established three standing committees: the Audit Committee; the Board Affairs and Nominating Committee; and the Compensation Committee. Each Committee has a charter that defines its specific responsibilities. Each Charter is reviewed annually and each Committee then makes recommendations to our Board for charter revisions that may be needed to reflect new responsibilities or evolving best practices. As required by each Committee’s charter, all members of each Committee must be “independent” Directors. Each Committee has the authority to retain independent advisors to assist it in carrying out its responsibilities.
The Operating Principles provide for the Board’s Committees and the process for selecting Committee leadership. The BANC’s recommendations are considered by the Board following each annual meeting of shareholders. The Committee members are appointed by the Board based on recommendations of the BANC. Committee membership as of March 17, 2022 is as follows:
Chair ✓ Member LD Lead Director FE Audit Committee Financial Expert as defined under SEC rules

† Mr. Anderson is retiring from the Board effective immediately following the Annual Meeting and is not standing for re-election.
Copies of each Committee charter are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com/.
The Board has delegated certain responsibilities and authority to its standing Committees, as described below.

24	www.grainger.com

Corporate Governance

AUDIT COMMITTEE
Members All Independent
The Audit Committee of the Board (the Audit Committee) met five times in 2021. The Board has determined that each of the members of the Audit Committee is “independent,” as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the U.S. Securities and Exchange Commission (the SEC) and in the listing standards of the NYSE. The Board has determined that each of the members of the Audit Committee is financially literate and that each is an “audit committee financial expert,” as that term is defined in the applicable rules of the SEC.
The Audit Committee assists the Board in its oversight responsibility with respect to the following:
•
Grainger’s financial reporting process;

•
Grainger’s systems of internal accounting, financial, and disclosure controls;

•
the integrity of Grainger’s financial statements;

•
Grainger’s compliance with legal and regulatory requirements;

•
Grainger’s enterprise risk management systems and processes as to business continuity, cybersecurity, privacy, legal and other risks, other than ESG risks, which are also addressed at the meetings of the Board Affairs and Nominating Committee and the Compensation Committee of the Board;

•
the qualifications and independence, as well as the appointment, compensation, retention, evaluation, and termination, of Grainger’s independent auditor, the resolution of disagreements between management and the independent auditor regarding financial reporting, and the selection of the auditor’s lead audit partner;

•
the performance of Grainger’s internal audit function and the independent auditor;

•
the pre-approval of audit and permissible non-audit services and fees to be provided by the independent auditor;

•
activities and amendments relative to the Company’s ERISA plans that involve the investment of funds, subject to coordination with the Compensation Committee where appropriate;

•
the establishment of procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, and auditing matters; and

•
compliance with Grainger’s Business Conduct Guidelines, including reviews of potential violations communicated through the Company’s confidential reporting channels.

V. Ann Hailey (Chair) Brian P. Anderson* Katherine D. Jaspon Stuart L. Levenick Neil S. Novich E. Scott Santi
Oversees the Company’s accounting, financial reporting processes and audits of financial statements and internal controls.
* Mr. Anderson is retiring from the Board effective immediately following the Annual Meeting and is not standing for re-election.

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BOARD AFFAIRS AND NOMINATING COMMITTEE
Members All Independent
The Board Affairs and Nominating Committee of the Board (the BANC) met five times in 2021. The Board has determined that each of the members of the BANC is “independent,” as defined in the independence requirements for members of nominating committees contained in the applicable NYSE listing standards.
The BANC assists the Board in its oversight responsibility as follows:
Board Composition and Renewal
•
makes recommendations to the Board regarding the makeup and size of the Board and the types and functions of its Committees and their initial respective charters;

•
establishes specific written criteria by which Director nominees shall be qualified;

•
periodically evaluates whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders;

•
determines the preferred qualifications and characteristics for potential Board nominees, which are shared with our third-party search firm; and

•
identifies and screens potential nominees, consistent with the Board-approved criteria.

Governance
•
makes recommendations concerning Director and nominee independence, attendance and performance;

•
reviews transactions between Grainger and related persons;

•
evaluates in its annual review the overall performance of the Board and its Committees;

•
oversees corporate governance, including:

◦
making initial assessments regarding corporate governance issues or proposals,

◦
recommending corporate governance guidelines, including annual review of the Committee charters, the Operating Principles for the Board, and the Criteria for Membership on the Board,

◦
recommending the Lead Director,

◦
recommending Board Committee responsibilities, Committee Chairs, and members,

◦
determining policies regarding rotation of Directors among the Committees,

◦
evaluating the Board’s corporate governance, including the adequacy of information supplied to the Board,

◦
evaluating the Board’s performance of its oversight responsibilities related to Grainger management, and

◦
recommending retirement, compensation, and other policies applicable to Directors.

Stuart L. Levenick (Chair)
Rodney C. Adkins
Brian P. Anderson*
V. Ann Hailey
Katherine D. Jaspon
Neil S. Novich
Beatriz R. Perez
Michael J. Roberts
E. Scott Santi
Susan Slavik Williams
Lucas E. Watson
Steven A. White
Oversees the Company’s corporate governance practices and processes and ESG programs and reporting.
* Mr. Anderson is retiring from the Board effective immediately following the Annual Meeting and is not standing for re-election.

Environmental, Social and Governance (ESG)
•
oversees annually the Company’s ESG programs and reporting, including environmental and sustainability, social responsibility to its communities, governance, the Company’s culture, talent strategy, and diversity, equity and inclusion, and any related enterprise risk management (ERM) reviews (other than human capital management ERM reviews, which are overseen by the Compensation Committee).

Succession Planning and Management Development
•
works with the Compensation Committee to annually review senior management organization, career paths, and succession; and

•
leads the annual review of management’s performance, including the CEO to the extent necessary to supplement the Compensation Committee’s review of CEO performance relative to CEO compensation goals and objectives.

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COMPENSATION COMMITTEE OF THE BOARD
Members All Independent
The Compensation Committee of the Board (the Compensation Committee) met five times in 2021. The Board has determined that each member of the Compensation Committee is “independent,” as defined in the independence requirements for members of compensation committees in the applicable SEC rules, the NYSE listing standards, and under the Internal Revenue Code.
The Compensation Committee assists the Board in its oversight responsibility as follows:
•
oversees the Company’s compensation and benefits to ensure that:

◦
the Board appropriately discharges its responsibilities relating to senior management compensation,

◦
the Company maintains a market competitive compensation structure designed to attract, motivate, develop, and retain key talent,

◦
compensation and benefits policies and practices reflect the highest level of transparency and integrity,

◦
compensation is aligned with shareholder value creation and strategic objectives,

◦
senior management compensation is linked to personal and Company performance and provides appropriate incentives to increase shareholder value,

◦
compensation policies and practices for all employees are designed with appropriate incentives that do not encourage unnecessary or excessive risk taking and are administered in a transparent manner,

◦
the interests of shareholders are protected, and

◦
equity-based plans and incentive plans are appropriately designed and administered, including review and approval of performance measures applicable to short-term and long-term incentive plans;

•
provides independent oversight of the administration of the Company’s shareholder-approved equity plans;

•
annually reviews and approves CEO compensation, as follows:

◦
reviews and approves corporate goals and objectives relevant to CEO compensation,

◦
evaluates CEO performance in light of those corporate financial goals and objectives, with assistance from the Lead Director and the other Board Committees, as appropriate, and

◦
together with the other independent Directors, determines and approves, in its sole discretion, the CEO’s total compensation based on the above evaluation, in executive session without members of management present;

•
reviews and recommends to the Board for approval the compensation paid to the CEO’s direct reports, including the other Named Executive Officers (NEOs);

◦
Members of management (including some NEOs and the CEO’s other direct reports) assist the Compensation Committee in providing recommendations for Grainger’s NEO compensation program design, and for other officers and employees. Management also recommends salary and award levels for the Committee’s review and recommendation, except those related to the CEO;

•
together with the other independent Directors as directed by the Board, determines, in their sole discretion, the appropriate compensation design and level of CEO compensation in executive session without members of management present;

•
approves annual grants of equity-based compensation awards (including, restricted stock units (RSUs) and performance share units (PSUs)) to NEOs, other officers and employees under approved shareholder plans;

•
may delegate to management limited authority to grant “off-cycle” equity-based compensation awards of stock options and RSUs to non-officer employees and to CEO direct reports that are new hires; and, awards under this authority are granted pursuant to terms and conditions approved by the Compensation Committee. Management informs the Compensation Committee of the awarded grants at the Compensation Committee’s next meeting. The pool of shares available to management under this delegation is approved annually by the Compensation Committee. The Compensation Committee may terminate this delegation of authority at its discretion;

•
retains, terminates, and approves the compensation for an independent compensation consultant who reports directly to the Compensation Committee; determines the independence of such independent compensation consultant; and, routinely meets in executive session with the independent compensation consultant, without management present; and

•
oversees the Company’s programs and policies for human capital management and assists the BANC in its oversight of the Company’s programs and policies with respect to employee engagement and leadership effectiveness, and any related enterprise risk management reviews.

Rodney C. Adkins (Chair) Beatriz R. Perez Michael J. Roberts Susan Slavik Williams Lucas E. Watson Steven A. White
Oversees the Company’s compensation philosophy and compensation and human capital policies and programs.

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LEADERSHIP STRUCTURE
The Board has strong governance structures and processes in place to ensure the independence of the Board. These structures and processes, which are reflected in the Operating Principles and the Committees’ charters, allow for the independent Directors to effectively exercise the Board’s authority in overseeing critical matters of strategy, operations, enterprise risk management, financial reporting, and Environmental, Social and Governance (ESG).
The Board carefully considers its leadership structure and believes that a combined Chairman/CEO position, coupled with an independent Lead Director appointed by the Board, provides effective oversight of management by the Board and results in a high level of management accountability to shareholders. In the Board’s view, having a single individual serving as both the Chairman and CEO assists in the timely flow of relevant information, which supports effective Board decision-making and provides a useful connection between the Board and management so that Board actions are appropriately and efficiently executed.
In deciding that a combined Chairman and CEO position is the appropriate leadership structure for Grainger, the Board also recognized the need for independent leadership and oversight. The Lead Director is responsible for facilitating Board involvement in major issues and/or proposals, ensuring that the Board is addressing major strategic and operational initiatives, reviewing meeting agendas and information to be provided to the Board, consulting with Directors, the CEO and management, and presiding at executive sessions of the Board. With the Lead Director performing these important duties, the Board does not believe that separating the role of the Chairman and CEO would result in strengthening Grainger’s corporate governance or in creating or enhancing long-term value for our shareholders.
The duties performed by the independent Directors, either collectively or through Committees comprised solely of independent Directors, include selecting the Chairman and CEO and evaluating his or her performance, and setting his or her compensation.
Lead Director
Under Grainger’s By-laws and the Operating Principles, the Lead Director is elected by and from the Board’s independent Directors. The current Lead Director, Mr. Stuart L. Levenick, was appointed to serve in this capacity after the April 2014 annual meeting of shareholders. Among the duties assigned to the Lead Director is the responsibility for:

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Board Matter	Responsibility
Agendas
•
Soliciting feedback from the independent Directors on agenda items for Board meetings and collaborating with the Chairman in developing and approving Board meeting agendas.

•
Reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items.

Communicating with Directors	• Serving as the primary liaison between the Chairman and the independent Directors.
Communicating with Shareholders	• Being available, as necessary, for consultation and communication with major shareholders.
Executive Sessions
•
Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors.

•
Calling meetings of the independent Directors, if appropriate, to review and approve the types of information sent to the Board.

•
Leading the Board in its annual review of the Board and management’s performance, including the CEO, to the extent necessary to supplement the Compensation Committee’s review of the CEO’s performance relative to applicable compensation goals and objectives.

Board Meetings
•
Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors.

•
Calling meetings of the independent Directors, if appropriate, to review and approve the types of information sent to the Board.

Board and Management Evaluations
•
Coordinating with the Board Affairs and Nominating Committee and the applicable Board Committee Chairs the annual self-evaluation of the performance and effectiveness of the Board, its Committees and individual Directors.

•
Leading the Board in its annual review of the Board’s and management’s performance, including the CEO, to the extent necessary to supplement the Compensation Committee’s review of the CEO’s performance relative to applicable compensation goals and objectives.

Director Search	• Coordinating with the BANC the Director recruitment and interview process.
BOARD, COMMITTEE AND DIRECTOR EVALUATIONS
The Board recognizes that a rigorous, ongoing evaluation process is an essential component of strong corporate governance practices and promoting continuing Board effectiveness. Each year, the Board conducts a three-part evaluation process coordinated by the Lead Director and the Committee Chairs: (a) full Board evaluation; (b) Committee evaluations; and (c) Director self-assessments. To help make sure the evaluations are useful and that we are implementing best practices, we routinely review the evaluation process with an external governance expert.
2021 Evaluation Process
For the 2021 evaluations, questions included the following: (a) topics and level of detail in; Board and Committee discussions; (b) the Board and its Committees’ key strengths and opportunities; (c) Director skill sets, experiences, and backgrounds; (d) succession planning and onboarding process effectiveness; (e) how the Board and its Committees can best help the Company prepare for future success; (f) key lessons

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learned from operating in the pandemic; (g) any changes that would help Directors increase their understanding of the Company’s business, competitive environment and strategy; and (h) and any changes to the Board or its Committees that would increase effectiveness.
As in prior years, the Lead Director conducted the Board evaluation and individual Director self-evaluations, while the Committee Chairs conducted evaluations for their respective Committees. Management’s feedback on the Board’s operation and engagement was provided to the Board. We also adopted an “after action” process that reviews routine matters such as information flow, meeting content, and management interaction following each meeting in executive session.
We believe that this open-ended question/interview approach helps elicit thoughtful and useful responses that encourage more valuable conversations and actionable insights. Supplementing the annual surveys is a continuous feedback loop that does not rely solely on a single, formal event at the end of the year.
The results of the evaluations/interviews were compiled anonymously. The Lead Director then discussed with the Board the results of the Board evaluations, individual Director self-assessments, and the management leadership team feedback, while the Committee Chairs discussed the results of the Committee evaluations with their respective Committees. Below is an overview of the key steps in the annual evaluation process:

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2021 Evaluations: A Multi-Step Process
The information gained through this process helps shape the content of educational presentations to the Board and identify the skill sets desirable in Director searches conducted from time-to-time by the Board.
Actions
Among the actions taken as a result of the 2021 Board evaluation processes were an analysis of the desired skill sets and backgrounds for future Directors, alignment around Director succession planning, feedback on the new Director onboarding process, identification of corporate strategy areas for greater Board visibility, and greater alignment around cybersecurity strengths and opportunities.

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BOARD OVERSIGHT
The Board oversees, counsels, and directs management in the long-term interests of the Company and its shareholders. The Board’s oversight responsibilities include:
Board’s Role in Shareholder Engagement
The Board believes it is important for the Company to maintain active engagement with its shareholders in order to effectively communicate the Company’s strategy and to ensure that shareholders’ perspectives are understood and considered by the Board. Continuing its practice begun in 2017, the Company arranged for the Board’s Lead Director to meet with a variety of institutional investors to explain the Company’s ESG and executive compensation practices and objectives in 2021.
On a regular basis, as part of its oversight role, the Board routinely receives reports and briefings from the Company’s Investor Relations team summarizing ongoing engagement as well as any shareholder concerns, questions and trends. Grainger has a comprehensive shareholder engagement program to reach a significant cross-section of our shareholder base, including large institutional investors, pension funds, and other investors. Our CEO, CFO, and VP, Investor Relations and other members of our Investor Relations team, maintain regular contact throughout the year with a broad base of shareholders to understand their concerns on various topics, including financial performance, strategy, competitive environment, ESG and executive compensation matters.
Contact with shareholders includes quarterly earnings calls, the annual meeting of shareholders, our annual Lead Director meetings, investor conferences, individual meetings, and other channels of communication. Consistent with prior years, in 2021, the Company reached out to shareholders representing nearly 42% of current shares outstanding and met with shareholders representing over 40% of shares outstanding.
Succession Planning, Talent and Human Capital Management
The Board recognizes that it has an important duty to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the CEO and other key leadership positions. The Board has delegated primary oversight responsibility for management development and leadership succession planning to the BANC, which is comprised of all of the Board’s independent

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Directors. The BANC reports on its activities to the full Board, which routinely addresses planned succession scenarios and also has developed emergency succession plans reviewed annually.
Recruiting, developing, promoting and retaining top diverse talent is a key priority for the Company. The Board annually reviews our talent strategy to ensure we have the right culture and people to support our strategic imperatives well into the future. This strategy has four pillars:
•
Evolving our culture;

•
Empowering our people leaders;

•
Building our talent pipeline; and

•
Developing our future leaders.

While the BANC has oversight of the Company’s talent strategy, including as to diversity, equity and inclusion, the CCOB has oversight of the Company’s programs and policies for human capital management and supports the BANC in its oversight of employee engagement and leadership effectiveness.
Consistent with this framework, the BANC routinely conducts in-depth reviews of senior leader development. This review addresses the Company’s management development initiatives, assesses senior management resources, and identifies individuals who should be considered as potential future senior executives. To ensure that the succession planning and management development process supports and enhances Grainger’s strategic objectives, the Board and the BANC also regularly consult with the Chairman of the Board and CEO on the Company’s organizational needs, the leadership potential and related development plans for key managers and plans for future development and emergency situations.
To supplement these efforts, throughout the year, the senior management team, as well as a broader array of executives throughout our businesses, make presentations to the Board and its Committees and also interact in more informal settings with the Directors. This engagement between Directors and our current and future leaders gives our Directors meaningful insight into our current pool of talent, what attracts and retains our executives, and the Company’s culture.
Board’s Role in Risk Oversight
The Board has overall responsibility for risk oversight, with its Committees assisting the Board in performing this function based on their respective areas of expertise. The Board’s role is to oversee the Company’s enterprise risk management (ERM) programs, including risk assessment and risk management processes and policies used by Grainger to identify, assess, monitor and address potential strategic, operational, financial, ESG, compensation, and legal risks on an enterprise-wide basis.
The risk landscape associated with the COVID-19 pandemic has been, and continues to be, discussed with the Board and its Committees and through formal and informal updates as needed. Over the course of 2021, management regularly updated the Board on the pandemic’s impacts on our business and the related strategic, operational, and financial opportunities and risks, including in relation to the continued challenges with supply chain disruptions, transportation efficiency, and raw materials and labor availability, which have accompanied the resurgence in demand for products and services as industries return to regular operations.
Discussions with the Board and Committees have also included, among other topics, Company strategy, business continuity, employee health and safety, customer demand, operational challenges, potential and actual government actions to mitigate the spread of COVID-19, information security, technology, and succession plans. Management continues to report to the Board and its Committees on its response to the pandemic as appropriate and will seek to identify new opportunities and risks as they may arise in light of the continuing effects of the COVID-19 pandemic and as the recovery continues.
As part of its ERM oversight, the Board oversees and reviews the Company’s programs and processes for cybersecurity risk, including the Company’s framework for preventing, detecting, and addressing cybersecurity

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incidents. To help inform its approach to devising an appropriate governance framework, cadence, metrics, and reporting to discharge its cybersecurity oversight responsibilities, the Board appointed an Ad Hoc Committee on Cybersecurity constituted of Directors with technology and cybersecurity experience. The Board’s cybersecurity oversight framework—full Board ownership and oversight, with Audit Committee support, and quarterly informational updates and annual briefings—was implemented upon the recommendation of the Ad Hoc Committee, which remains available to provide strategic advice as needed.
Both the Board and the Audit Committee regularly review Grainger’s risk assessment and management processes and policies, including receiving regular reports from the Company’s Chief Technology Officer and Chief Information Security Officer, and the members of Grainger’s management who are responsible for the effectiveness of Grainger’s ERM program. As an output of these reviews, in 2020 the Board revised Committee Charters to specifically assign ERM reviews of the Company’s ESG programs and reporting to the BANC and the Company’s human capital management programs and policies to the Compensation Committee. In addition, as part of its existing oversight responsibility, the Compensation Committee assesses the relationship between potential risk created by Grainger’s compensation programs and their impact on long-term shareholder value.
Environmental, Social and Governance (ESG)
Grainger is committed to being a responsible corporate citizen and strives to integrate ESG principles into the daily operation of its business. Grainger’s ESG strategy includes its commitment to governance, operating sustainably and valuing its people. These commitments shape our focus on corporate citizenship and fuel our determination to make a positive difference today and in the future.
Governance Structure
The Company integrates ESG initiatives into its strategy and daily operations at each level of its business. This begins with general ESG oversight by the BANC, which is comprised of all of the Board’s independent Directors. The BANC annually reviews the Company’s ESG programs and reporting, including with respect to environmental sustainability, social responsibility to its communities, governance, the Company’s culture, talent strategy, and diversity, equity and inclusion. In turn, the Compensation Committee oversees the Company’s programs and policies for human capital management and assists the BANC in its oversight of the Company’s programs and policies with respect to employee engagement and leadership effectiveness. The Board includes one Director with particular expertise in corporate sustainability and one Director with particular expertise in environmental matters.
Management’s ESG Oversight
The Company’s ESG efforts are led by the Chairman and CEO who chairs management’s ESG Leadership Council. The key objectives of the ESG Leadership Council include providing strategic direction of the Company’s ESG program, identifying ways to incorporate the appropriate ESG initiatives into operations and strategy, and making regular reports to the BANC and the Compensation Committee, as appropriate. The Company’s ESG strategy as set by the ESG Leadership Council is implemented by two cross-functional groups: (a) the ESG Steering Committee, senior leaders who drive the ESG Leadership Council’s strategic objectives; and (b) the ESG Working Group, subject matter experts who implement day-to-day programs in pursuit of those objectives. Core initiatives relating to culture and talent, including human capital management and diversity, equity and inclusion, are led by the Grainger Human Resources team in coordination with the ESG Leadership Council.

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ESG Oversight Structure
Sustainability
Grainger incorporates sustainability best practices across the business, improving supply chain efficiency, practicing best-in-class facilities construction and maintenance, and measuring and mitigating climate-related risk. Grainger has set a carbon target and is on track to reduce its absolute scope 1 and scope 2 emissions to align with the goal of limiting global warming as outlined by the Paris Climate Agreement. Grainger also provides sustainability solutions for its customers through an environmentally preferred portfolio of products and sustainability services offering.
Supply Chain
To help ensure the products Grainger distributes are manufactured and delivered with high ethical standards, the Company’s Supplier Code of Ethics focuses on responsible sourcing along the dimensions of human rights, labor, environment and anti-corruption. Grainger’s Human Rights Principles include the Company’s commitment to providing a safe and fair workplace that upholds and respects international human rights standards. These principles are applicable to all Grainger team members and are approved and monitored regularly by Grainger’s senior leadership. The Company’s Supplier Code of Ethics and Human Rights Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com/.
Grainger’s Supplier Diversity Program assists customers in diversifying their supply chains and promotes the growth of underrepresented supplier groups in the United States. Grainger has more than 20 years of experience partnering with small and diverse businesses through two core programs.
Grainger’s Tier 2 Supplier Diversity Program portfolio offers more than 720,000 products from more than 2,800 key small and/or diverse suppliers. During the federal government’s fiscal year ended September  30, 2021, Grainger U.S. spent more than $1.6 billion with more than 6,600 small businesses, and $278 million with over 680 minority-, woman-, veteran-, disabled-person- and LGBT-owned businesses for goods and services.

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People & Purpose
Grainger values all people who play a part in our business, from customers to team members to our communities. We strive to ensure a safe, rewarding and inclusive work environment, and we work to strengthen the communities in which we operate. Grainger strives to ensure its team members reflect its increasingly global and diverse customer base. Diversity, equity and inclusion (DEI) are integral to Grainger’s business success. The Company is committed to creating a welcoming culture where all team members can bring their whole selves to work, have opportunities to grow and feel a sense of belonging, regardless of sex, gender, race, color, religion, national origin, age, disability, veteran status, sexual orientation, gender expression or experiences. As of December 31, 2021, within Grainger’s U.S. workforce, approximately 39% of team members were women and approximately 37% of team members were racially and ethnically diverse. Our community investments reflect the core of our business, and our commitments are driven by where our resources can be most impactful. Grainger works collaboratively with various community partners through a combination of resources, including in-kind donations, nonprofit board placement program, team member volunteerism and our 3:1 Matching Gifts Program.
EEO-1 Report
As part of the Company’s continued commitment to transparency and progress on our DEI objectives, we published our U.S. Federal Employment Information Report (EEO-1). The data in the consolidated EEO-1 report is based on the Company’s population in the U.S. as of December 31, 2020 and reflects the Company’s U.S. workforce as of that time. Grainger’s consolidated EEO-1 report is available at http://www.GraingerESG.com.
Other ESG Reporting
The Company began reporting with reference to the Global Reporting Initiative’s Sustainability Reporting Standards in 2016 and, since 2017, has been a member of the Dow Jones Sustainability Index North America. Grainger also reports to MSCI, CDP and EcoVadis, with respective AAA, B and silver ratings. Grainger continues to evolve its ESG program in a manner that is beneficial to the Company and its investors.
As part of this commitment, Grainger aligns its ESG reporting to the Sustainability Accounting Standards Board (SASB) and the Task Force on Climate-related Financial Disclosures (TCFD) frameworks.
Since 2011, Grainger publishes an annual Corporate Responsibility Report that is periodically updated and is available under “Corporate Citizenship” in the Investor Relations section of our website, and also at http://www.GraingerESG.com.
POLITICAL ACTIVITY
Grainger’s Business Conduct Guidelines prohibit the use of Company funds or assets for political purposes, including for contributions to any political party, candidate or committee. In accordance with this policy, we do not maintain a political action committee (PAC).
Given a particular issue, it is prudent for the Company to understand the legislative and regulatory environments at both the federal and state levels. We have, from time-to-time, engaged advisors to assist us in limited lobbying, mainly related to government procurement. In 2021, Grainger was also a member of three trade associations.
COMMUNICATIONS WITH DIRECTORS
Grainger has established a process by which shareholders and other interested parties may communicate with the Board, its Committees, and/or individual Directors on matters of interest. Such communications should be sent in writing to:

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[Name(s) of Director(s)]
or
[Non-management Directors]
or
[Board of Directors]
W.W. Grainger, Inc.
P.O. Box 66
Lake Forest, Illinois 60045-0066
If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available in the are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com/.
AVAILABLE INFORMATION
All the documents below are available to shareholders and under “Governance” in the Investor Relations section of our website at http://invest.grainger.com/ or in print, free of charge, upon request to the Corporate Secretary at Grainger’s headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.
Business Conduct Guidelines
Grainger has adopted Business Conduct Guidelines for Directors, officers, and employees, which incorporate the Code of Ethics required by the SEC to apply to a company’s chief executive officer, chief financial officer, and chief accounting officer or controller. The Company provides annual Business Conduct Guidelines training and all Directors, officers, and employees are required to certify annually that they have read, understand and are in compliance with the Business Conduct Guidelines. Our Business Conduct Guidelines are posted in the Governance section on Grainger’s website at http://invest.grainger.com/.
Operating Principles for the Board of Directors
Grainger also has adopted Operating Principles for the Board of Directors, which represents its corporate governance guidelines. The Operating Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com/.
Committee Charters
The charters, as adopted by the Board and amended from time to time, of the Audit Committee, the BANC, and the Compensation Committee are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com/.
Corporate Responsibility Report
The Company’s annual Corporate Responsibility Report is available at http://www.GraingerESG.com and under “Corporate Citizenship” in the Investor Relations section of our website at http://invest.grainger.com/.
Note About Reports and Websites
Neither the Company’s EEO-1 or Corporate Responsibility Reports, nor the information on the Company’s websites, including http://invest.grainger.com/ and http://www.GraingerESG.com, will be deemed to be incorporated into this proxy statement by reference or otherwise incorporated into any other filings the Company makes with the SEC, except to the extent the Company specifically incorporates any such information by reference.

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DIRECTOR COMPENSATION
Grainger’s non-employee Directors each receive an annual cash retainer of $100,000 and an annual deferred stock unit (DSU) grant of $145,000. The Lead Director and Directors serving as Committee Chairs receive an additional annual cash retainer.
Grainger’s non-employee Directors are compensated at a level that approximates median market practice. In benchmarking Director pay, Grainger uses the same compensation comparator group that is used to benchmark compensation for Grainger’s executives as described in the Compensation Discussion and Analysis section beginning on page 46. The Compensation Committee’s independent compensation consultant periodically reviews and updates the comparator group as well as comparative compensation information and advises on Director compensation.
The Directors’ compensation program, which was last adjusted in April 2018, consists of the following:
Additional Annual Cash Retainers: • $25,000— Lead Director • $20,000—Audit Committee Chair • $15,000—Compensation Committee Chair • $10,000—Board Affairs and Nominating Committee Chair
All non-employee Directors receive an annual DSU grant worth $145,000. In 2021, the number of shares covered by each grant was equal to $145,000 divided by the 20-day average stock price through March 31 (a methodology consistent with the calculation used for equity awards to grant-eligible employees), rounded up to the next whole share. For non-employee Directors elected at the 2021 annual meeting of shareholders, the DSU formula resulted in payment of 367 DSUs based on a 20-day average stock price as of March 31, 2021 of $396.16 per share. The DSUs are settled in shares upon termination of service as a Director. Directors may defer their annual cash retainers, Lead Director retainer, and Committee Chair retainers (as applicable), into a DSU account.
Stock ownership guidelines applicable to non-employee Directors were established in 1998. These guidelines provide that within five years after election, a Director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The hedging or pledging of Company shares by Directors or executive officers is prohibited by Company policy (see Hedging and Pledging Prohibition / page 64). No Directors (or executive officers) have hedged or pledged any of the shares beneficially owned by them and all Directors are currently in compliance with the ownership guidelines.
Grainger annually matches each Director’s charitable contributions on a three-to-one basis up to a maximum Company contribution of $7,500 and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.
Mr. Macpherson, who is an employee of Grainger, does not receive any compensation for serving as a Director.

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2021 Director Compensation
Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3)	Total
Rodney C. Adkins	$115,000	$155,358	$7,500	$277,858
Brian P. Anderson	$100,000	$155,358	$7,500	$262,858
V. Ann Hailey	$120,000	$155,358	$0	$275,358
Katherine D. Jaspon	$100,000	$155,358	$4,950	$260,308
Stuart L. Levenick	$135,000	$155,358	$0	$290,358
Neil S. Novich	$100,000	$155,358	$7,500	$262,858
Beatriz R. Perez	$100,000	$155,358	$7,500	$262,858
Michael J. Roberts	$100,000	$155,358	$7,500	$262,858
E. Scott Santi	$100,000	$155,358	$7,500	$262,858
Susan Slavik Williams	$100,000	$155,358	$0	$255,358
Lucas E. Watson	$100,000	$155,358	$7,500	$262,858
Steven A. White	$100,000	$155,358	$0	$255,358

(1)
Represents the annual cash retainer received in 2021 by all non-employee Directors.

(2)
Represents the fair value of the non-employee Directors’ 2021 award of 367 DSUs on the grant date of April 28, 2021, using the closing price of $423.32 per share of Grainger’s common stock as of April 27, 2021. The DSUs immediately vest upon the grant date and will be paid in shares of Grainger common stock on a 1:1 basis upon departure from the Board, computed in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718.

(3)
Represents amount paid by the Company to charitable organizations as part of the Company’s Matching Gifts Program with respect to donations made and matched in 2021. The Directors receive no direct or indirect benefit from the matching contributions.

Proxy Statement	39

Corporate Governance

OWNERSHIP OF GRAINGER STOCK
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning any person known to Grainger to beneficially own more than 5% of Grainger’s common stock as of December 31, 2021 except as otherwise noted below. The information in the table and the related notes are based on statements filed by the respective beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	5,174,631(2)	10.04%
Susan Slavik Williams 4450 MacArthur Blvd., Second Floor Newport Beach, CA 92660	4,726,443 (3)	9.2%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	3.774,174 (4)	7.3%

(1)
Unless otherwise indicated, percentages calculated are based upon Grainger common stock outstanding as set forth in the statements on Schedule 13G or 13G/A filed by the respective beneficial owners with the SEC.

(2)
Based on information provided in a Schedule 13G/A filed on February 10, 2022, The Vanguard Group has shared voting power with respect to 73,608 shares, sole dispositive power with respect to 4,993,118 shares, and shared dispositive power with respect to 181,513 shares. The Vanguard Group is the parent of several subsidiaries; no one subsidiary’s beneficial ownership interest in the Grainger common stock being reported is five percent or more of the total outstanding common shares.

(3)
Based on information provided in a Schedule 13G/A filed on January 13, 2022, Ms. Slavik Williams has sole voting power with respect to 4,718,101 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 3,082,341 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams’ aggregate beneficial ownership of 4,726,443 shares excludes 742,743 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power.

(4)
Based on information provided in a Schedule 13G/A filed on February 1, 2022, BlackRock, Inc. has sole dispositive power with respect to all of the shares, and sole voting power with respect to 3,242,262 shares. Various non-person entities have the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of Grainger’s common stock. No one person’s interest in the Grainger common stock is more than five percent of the total outstanding common shares.

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Corporate Governance

Security Ownership of Management
The table below shows the ownership of Grainger common stock by each Director nominee, each of our NEOs, and all Director nominees and all executive officers as a group, as of March 7, 2022 except as otherwise noted below.
Beneficial ownership is broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Grainger shares.
Name of Beneficial Owner	Shares	Stock Option Shares Exercisable within 60 Days (1)	Stock Units (2)	Percent of Class (3)
Rodney C. Adkins	400	—	4,850	*
Brian P. Anderson	3,340	—	20,478	*
Kathleen S. Carroll	994	1,690	1,001	*
V. Ann Hailey	200	—	14,237	*
John L. Howard (4)	93,031	35,953	20,000	*
Katherine D. Jaspon	—	—	373	*
Stuart L. Levenick	400	—	21,007	*
D.G. Macpherson	32,671	163,614	21,814	*
Deidra C. Merriwether	2,731	15,263	3,571	*
Neil S. Novich	4,605	—	30,556	*
Robert F. O’Keef, Jr. (5)	2,258	—	—	*
Beatriz R. Perez	—	—	3,706	*
Paige K. Robbins	8,257	20,969	4,211	*
Michael J. Roberts	1,000	—	25,084	*
E. Scott Santi	303	—	9,143	*
Susan Slavik Williams (6)	4,726,443	—	967	9.2%
Lucas E. Watson (7)	157	—	4,019	*
Steven A. White	—	—	1,049	*
Director Nominees and Executive Officers as a Group	4,876,838	237,765	188,044	10.0%

(1)
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

(2)
Represents the number of stock units credited to the accounts of non-employee Directors, and the number of RSUs credited to the accounts of executive officers. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

(3)
An asterisk (*) indicates less than 1%.

(4)
Includes 19,567 shares as to which Mr. Howard has sole voting and investment power, and 73,464 shares as to which Mr. Howard may be deemed to have shared voting and investment power, by virtue of his serving as a director of The Grainger Foundation, Inc. The Grainger Foundation was established in 1949 by William Wallace Grainger, the founder of Grainger, and is not affiliated with Grainger.

(5)
Mr. O’Keef resigned from the Company effective February 3, 2022 to pursue an opportunity outside of Grainger.

(6)
Based on information provided in a Schedule 13G/A filed on January 13, 2022, Ms. Slavik Williams has sole voting power with respect to 4,718,101 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 3,082,341 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams’ aggregate beneficial ownership of 4,726,443 shares excludes 742,743 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power.

(7)
Includes 157 shares as to which Mr. Watson has shared voting and/or investment power.

Proxy Statement	41

Corporate Governance

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is “independent,” as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission (the SEC) and corporate governance standards of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board that is reviewed annually. The charter is available on the Governance section of Grainger’s website at http://invest.grainger.com/.
Management is responsible for the Company’s internal controls and the financial reporting process and for compliance with applicable laws and regulations. Ernst & Young LLP (EY), the Company’s independent auditor, was responsible for performing an independent audit of the Company’s most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.
In performing these responsibilities, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and EY. The Audit Committee discussed with EY matters required to be discussed under Statement on Auditing Standards No. 1301 “Communications with Audit Committees” adopted by the Public Company Accounting Oversight Board (PCAOB). EY also provided to the Audit Committee the letter and written disclosures required by PCAOB standards concerning EY’s independence, and the Audit Committee discussed with EY that firm’s independence.
Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC.
V. Ann Hailey, Chair
Brian P. Anderson
Katherine D. Jaspon
Stuart L. Levenick
Neil S. Novich
E. Scott Santi
Members of the Audit Committee of
the Board of Directors

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Corporate Governance

AUDIT FEES AND AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The following table sets forth the fees for professional services rendered by Ernst & Young LLP (EY) with respect to fiscal years 2021 and 2020, respectively:
Fee Category	2021	2020
Audit Fees (1)	$5,103,000	$6,081,000
Audit-Related Fees (2)	$268,470	$177,000
Tax Fees (3)	$272,724	$282,300
All Other Fees (4)	$7,000	$7,000
Total Fees	$5,651,194	$6,547,300

(1)
Audit Fees.   Consists of fees billed for professional services rendered for the audit of Grainger’s annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger’s quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger’s statutory and regulatory filings or engagements.

(2)
Audit-Related Fees.   Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or a review of Grainger’s financial statements and are not reported under “Audit Fees.” These services include the audits of Grainger’s employee benefit plans and various attest services.

(3)
Tax Fees.   Consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance with the preparation of various tax returns.

(4)
All Other Fees.   Consists of fees billed for all other professional services rendered to Grainger, other than those reported as “Audit Fees,” Audit-Related Fees” and “Tax Fees.”

Pre-Approval Policy for Audit and Non-Audit Services
The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Grainger by its independent auditor and is responsible for the review and approval of any fees associated with those services. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.
Pre-approvals for categories of services are granted at the start of each fiscal year and are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts are not carried forward to the next year.
The Company’s Controller monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Corporate Controller reports periodically to the Audit Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the Chairman of the Audit Committee.
The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Company’s independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.

Proxy Statement	43

Corporate Governance

The Audit Committee is directly responsible for the appointment, compensation, retention, evaluation, termination and oversight of the independent external audit firm that performs audit services. In considering Ernst & Young LLP’s (EY) appointment for the 2022 fiscal year, the Audit Committee reviewed the firm’s qualifications and competencies, including the following factors:
•
EY’s historical performance and its recent performance during its engagement for the 2021 fiscal year;

•
EY’s capability and expertise in handling the breadth and complexity of the Company’s operations;

•
the qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company’s financial statements;

•
the quality of EY’s communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit;

•
external data on audit quality and performance, including recent PCAOB reports on EY; and

•
EY’s reputation for integrity and competence in the fields of accounting and auditing.

EY has been retained as the Company’s independent auditor continuously since 2005. To ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent auditor. The Audit Committee ensures that the mandated rotation of EY’s personnel occurs routinely and the Audit Committee is directly involved in the review, selection and evaluation of EY’s lead engagement partner.
The Audit Committee and the Board of Directors believe that the continued retention of EY to serve as the Company’s independent auditor for the year ending December 31, 2022 is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment. Representatives of EY are expected to be present at the meeting to respond to appropriate questions of shareholders and to make any desired statements.
Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.

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Corporate Governance

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
The Compensation Committee of the Board (the Compensation Committee) reviewed and discussed the Compensation Discussion and Analysis (CD&A) with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in the Company’s proxy statement for its 2022 annual meeting of shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC. The Compensation Committee operates under a written charter adopted by the Board that is reviewed annually. The amended and restated charter is available in the Governance section of Grainger’s website at http://invest.grainger.com/.
Rodney C. Adkins, Chairman
Beatriz R. Perez
Michael J. Roberts
Susan Slavik Williams
Lucas E. Watson
Steven A. White
Members of the Compensation Committee of
the Board of Directors
INDEPENDENT COMPENSATION CONSULTANT
In overseeing the Company’s compensation programs, the Compensation Committee develops programs based on its own deliberations, as well as considering recommendations from management and compensation and benefits consultants, including its independent compensation consultant.
After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that Pay Governance LLC (Pay Governance) is independent and retained Pay Governance as its independent compensation consultant.
At the Compensation Committee’s direction, the independent compensation consultant:
•
attends Compensation Committee meetings and select executive sessions;

•
assists the Compensation Committee in the review of goals and objectives for the CEO compensation;

•
provides the Compensation Committee with comparable compensation market data, including pay levels and pay practices of both our comparator companies and general industry;

•
helps the Compensation Committee evaluate recommendations proposed by management;

•
assists with incentive compensation program design, structure, and selection of the metrics;

•
annually reviews and recommends appropriate comparator companies used for compensation studies;

•
conducts or assists in risk reviews of the Company’s performance and incentive-based compensation programs;

•
provides regular updates on executive compensation trends and regulatory developments; and

•
undertakes special projects as assigned.

The Compensation Committee seeks advice from the independent compensation consultant on compensation trends and best practices, as well as in reviewing the Company’s programs and policies to ensure they are designed and operate to achieve their purposes and goals. During 2021, the independent compensation consultant performed a number of specific projects for the Compensation Committee, including reviewing the design of the W.W. Grainger, Inc. 2022 Incentive Plan (2022 Incentive Plan) that is being submitted for shareholder approval at the annual meeting. The independent compensation consultant did not provide any additional services to the Company in 2021.

Proxy Statement	45

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (CD&A) describes the Company’s pay for performance compensation philosophy and programs, and explains the compensation earned by Grainger’s Named Executive Officers (NEOs) in the last fiscal year.
Please read this CD&A in conjunction with the annual advisory vote we are conducting on the Compensation of our NEOs (see Proposal 3, Say on Pay / page 83) as it contains information that is relevant to your voting decision.
Opportunity for Shareholder Comment
Grainger has a comprehensive shareholder engagement program. The Compensation Committee carefully considers feedback from our shareholders regarding NEO compensation.
Shareholders who wish to directly provide feedback to the Company may do so by contacting http://invest.grainger.com/.

46	www.grainger.com

Introduction
2021 was both a challenging and rewarding year. While the global pandemic created difficulties for team members, customers and the supply chain, Grainger stayed committed to our purpose—We Keep the World Working. Living our purpose and with our principles as our guide, we demonstrated we can thrive in challenging times. Throughout the year, we displayed agility and leveraged our supply chain scale to deliver strong service and together, we remained relentlessly focused on the customer and building for the future. We navigated the challenges 2021 presented head on and delivered strong full year results while continuing to take strategic actions that will create long-term value for shareholders.
2021 Highlights
•
Remained Focused on Priorities:  Guided by the Grainger Edge as well as our operating principles, we focused on supporting our customers and executing on our strategic initiatives. We continued to elevate the importance of ESG throughout the organization and enhancing existing diversity, equity, and inclusion and employee experience initiatives.

•
Delivered Exceptional Performance and Achieved Full Year Expectations:  The Company delivered strong financial performance, finishing the year at $13 billion in sales or up 10.4% on a reported basis and up 12.8% on an organic, daily basis demonstrating market growth of 450 basis points in the U.S., on a two-year average. The Company achieved operating earnings of $1.5 billion, up 51.8% on a reported basis and up 16.6% on an adjusted basis, realized reported and adjusted EPS of $19.84, up 54.8% on a reported basis and up 22.6% on an adjusted basis, maintained a strong and improved 2021 adjusted ROIC of 31.9%, and returned over $1 billion to shareholders through dividends and share repurchases.(1)

•
Pay-for-Performance:  Our executive pay programs are designed to create a strong link between pay and short-term and long-term performance. Based on the Company’s strong 2021 performance, our NEO annual incentives paid out at 142% of target reflecting exceptional 2021 sales growth and overall strong financial performance. These payouts were aligned with our pay-for-performance approach and correspond directly to our 2021 performance.

•
No Material Changes:  There were no material changes to our executive compensation programs in 2021.

2021 Compensation Program Overview

(1)
See Appendix B of this proxy statement for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Proxy Statement	47

Executive Compensation

Our CEO, CFO, and VP, Investor Relations and other members of our Investor Relations team, maintain regular contact throughout the year with a broad base of shareholders to understand their concerns on various topics, including financial performance, strategy, competitive environment, ESG and executive compensation matters. Contact with shareholders includes quarterly earnings calls, the annual meeting of shareholders, our annual Lead Director meetings, investor conferences, individual meetings, and other channels of communication. Consistent with prior years, in 2021, the Company reached out to shareholders representing over 42% of current shares outstanding and met with shareholders representing over 40% of shares outstanding.
Based on the Compensation Committee’s review of the Company’s executive compensation programs, including the results driven by the programs and the strong level of shareholder support in 2021, the Compensation Committee determined that the programs are aligned with shareholder value creation, and no modifications or discretionary adjustments to the 2021 NEO short-term and long-term incentive compensation programs were needed. These actions to align compensation with shareholder value creation are consistent with the philosophy and approach described throughout this CD&A.
Future Programs
The Company is requesting shareholder approval at the annual meeting for its proposed 2022 Incentive Plan. The 2022 Incentive Plan is intended to replace the W.W. Grainger, Inc. 2015 Incentive Plan (the 2015 Incentive Plan) and serve as the single source of all future long term incentive awards (see Proposal 4, Approval of the W.W. Grainger, Inc. 2022 Incentive Plan / pages 84-96).
Grainger is assessing the potential impact of integrating ESG metrics into our executive compensation program. Any modifications to our executive compensation programs will be thoughtfully and comprehensively assessed against their ability to accelerate the Company’s strategy and to align with long-term value creation, especially where standards and practices are emerging. In partnership with the Compensation Committee’s independent compensation consultant and our ESG Leadership Council, during 2022 we are testing a notional compensation program designed to determine what ESG metrics and outcomes might be appropriate components in our future compensation program. We will consider the outcomes of this notional program, along with feedback from our 2022 shareholder engagement sessions, to help us assess appropriate ways to integrate ESG into future executive compensation program design.
Executive Summary
The Company’s compensation programs are based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide them with appropriate performance- based incentives that encourage them to achieve results that create long-term shareholder value.
Named Executive Officers (NEOs) for 2021

D.G. Macpherson	Deidra C. Merriwether	Paige K. Robbins	John L. Howard	Kathleen S. Carroll

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Executive Compensation

The following table reflects NEO positions held as of the end of 2021, unless otherwise indicated.
Named Executive Officer	Title
D.G. Macpherson	Chairman of the Board & Chief Executive Officer (CEO)
Deidra C. Merriwether	Senior Vice President & Chief Financial Officer (1)
Paige K. Robbins	Senior Vice President and President, Grainger Business Unit (2)
John L. Howard	Senior Vice President & General Counsel
Kathleen S. Carroll	Senior Vice President & Chief Human Resources Officer
Former Executive Officer	Title
Robert F. O’Keef, Jr.	Interim Chief Financial Officer (1)

(1)
Ms. Merriwether was appointed Senior Vice President and Chief Financial Officer, effective January 12, 2021, succeeding Mr. O’Keef who served as Interim Chief Financial Officer from January 1, 2021 to January 11, 2021. As of December 31, 2021, Mr. O’Keef’s title was Vice President and Treasurer, at which time he no longer served as an executive officer of the Company. Mr. O’Keef resigned from the Company effective February 3, 2022 to pursue an opportunity outside of Grainger. Mr. O’Keef’s compensation and details are disclosed in the tables beginning on page 66.

(2)
Ms. Robbins served as the Company’s Senior Vice President, Chief Technology, Merchandising, Marketing and Strategy Officer until her appointment as Senior Vice President and President, Grainger Business Unit, effective January 12, 2021.

Financial and Program Performance Highlights
How We Performed (Incentive Program Financial Measures)
Delivered exceptional growth and strong service to customers, achieving full year expectations

(1)
Organic, daily sales is a non-GAAP measure and for purposes of the annual incentive program excludes results for Fabory (post June 30, 2020) and Grainger China (post August 21, 2020) in the prior year period to reflect the completed divestitures of these businesses and the liquidation of Zoro Tools Europe liquidation which began in November 2020.

(2)
Reported daily sales growth for Endless Assortment segment.

(3)
U.S. share gain is a relative metric which refers to the High-Touch Solutions—U.S. business daily sales growth less estimated U.S. MRO market growth.

Proxy Statement	49

Executive Compensation

(4)
Total Company adjusted operating margin is a non-GAAP measure and for purposes of the annual incentive program excludes results for Fabory (post June 30, 2020) and Grainger China (post August 21, 2020) in the prior year period to reflect the completed divestitures of these businesses.

(5)
2021 adjusted ROIC is a non-GAAP financial measure.

*
See Appendix B of this proxy statement for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

The Company met the challenges of the year head on and delivered strong full year results, while helping its customers keep their operations running and their people safe regardless of the labor, freight and inflationary pressures that were the hallmarks of 2021. Throughout the year, Grainger’s 24,200 team members continued to demonstrate resiliency, agility and strength, and remained relentlessly focused on our customers and building the Company for the future.
Over the last year, we leveraged our supply chain scale to deliver strong service, investing in inventory to meet strong demand. We increased team member wages, ensuring our distribution centers were staffed and able to ship orders complete and on time, resulting in high customer satisfaction throughout the year. At the same time, the Company continued to advance its strategic initiatives to drive short and long-term growth.
In our High-Touch Solutions North America (N.A.) segment:
•
Remerchandised $1.5 billion of the assortment to continue to make it easier for customers to navigate our website and find the products they need quickly and with confidence. That brings our total remerchandised assortment to $4.4 billion;

•
Increased our marketing investments and improved marketing effectiveness, which drove share gain and enhanced our brand recognition;

•
Improved our onsite service offering to better serve customer inventory management needs by providing valuable insights to save them time and money; and

•
Leveraged our new product information, publishing, customer information, and marketing systems to gain share.

In our Endless Assortment segment:
•
Zoro added over 2.5 million SKUs in 2021, bringing the total assortment to 8.7 million SKUs. We expanded into new categories and new customer segments, driving both new and repeat business;

•
MonotaRO opened its Ibaraki distribution center in Japan, allowing the business to stock high-demand items locally with plans for another distribution center in 2022.

In addition to these achievements, we delivered robust financial results, finishing the year at $13 billion in sales, up 10.4% on a reported basis and up 12.8% on an organic, daily basis demonstrating market growth of 450 basis points in the U.S., on a two-year average. The Company achieved operating earnings of $1.5 billion, up 51.8% on a reported basis and up 16.6% on an adjusted basis, realized reported and adjusted EPS of $19.84, up 54.8% on a reported basis and up 22.6% on an adjusted basis, maintained a strong and improved 2021 adjusted ROIC of 31.9%, and returned over $1 billion to shareholders through dividends and share repurchases.(1)
Our Executive Compensation Performance
2021 NEO annual incentives paid out at 142% of target reflecting exceptional 2021 sales growth and overall strong financial performance
Throughout 2021, the Compensation Committee evaluated the 2021 compensation programs against the following factors and determined that no discretionary adjustments to the structure of existing incentive

(1)
See Appendix B of this proxy statement for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

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Executive Compensation

programs or modifications to final payouts were warranted as the programs remained strongly aligned with the Company’s pay-for-performance objectives and consistent with shareholder interests:
•
Financial performance, including whether the programs remain aligned with near and long-term objectives;

•
Appropriateness of the original targets to remain relevant and challenging under current conditions;

•
Relative workforce impact and performance to peer companies; and

•
Ability for Company programs to attract, motivate, and retain critical talent.

The discussion of the Company’s annual incentives within the CD&A refer to the Company Management Incentive Plan (MIP), which is tied to total company performance (high-touch solutions model and endless assortment model). The 2021 MIP payout is based as a percentage of the NEO’s annualized base salary as of December 31, 2021 and total Company results. The 2021 MIP was based on the Company’s 2021 year-over-year organic, daily sales growth and adjusted ROIC:
Short-term financial results exceed expectations and therefore the payout for the 2021 MIP was above target. Organic, daily sales growth was 12.8%, resulting in an 80% sales growth payout, and 2021 adjusted ROIC was 31.9%, resulting in a 62% adjusted ROIC payout, for a combined 2021 MIP payout of 142%. (1) The Company’s average MIP payout over the last five years (2016-2020) was 94%. See Annual Incentives / page 60.
The CEO, the other NEOs as of December 31, 2021, and the other Company executives who are CEO direct reports participate in MIP. The rest of the U.S.-based employees eligible for the annual incentive program, including Mr. O’Keef, participate in the North America Management Incentive Plan (N.A. MIP), which has the same performance metrics as the MIP, but is tied to the performance of the High-Touch Solutions N.A. segment. Using the same formula described above, the 2021 N.A. MIP payout was 157%. The Company’s average N.A. MIP payout over the last five years (2016-2020) was 97%.
2019 NEO Performance Restricted Stock Units (PRSUs) achieved 100% payout
The Compensation Committee approved the final results of the 2019-2021 PRSU program at 100%. The 2019-2021 PRSU program was based on the adjusted average ROIC over the three-year period, with a payout of either 0% or 100%, depending on whether adjusted average ROIC for the three-year period exceeds 18%. Adjusted average ROIC over that period was 29.8%, and therefore the payout for these PRSUs attained 100% of target. (1)
2021 NEO long-term incentive equity mix was 50% Performance Share Units and 50% Restricted Stock Options
The Company’s PRSU program was superseded in 2020 by our current Performance Share Unit (PSU) design, which is based on three performance metrics—U.S. share gain (a relative metric), Endless Assortment segment revenue growth, and adjusted operating margin. The equity mix for the 2021 long-term incentive program was 50% PSUs and 50% time-vested Restricted Stock Units (RSUs). The three-year performance period for the PSUs granted in 2021 runs from 2021-2023. The RSUs granted in 2021 vest on a pro rata basis over a three-year period.

(1)
See Appendix B of this proxy statement for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Proxy Statement	51

Executive Compensation

Compensation Philosophy, Plans, and Practices
Compensation Philosophy
The Company’s overall NEO compensation structure is designed to drive profitable growth leading to shareholder value creation and create a strong link between pay and Company annual and long-term performance. This philosophy extends throughout the Company as employees below the executive level are also provided incentives to grow the business (Sales Growth) while achieving attractive investment returns (ROIC) for the Company’s shareholders. For executives, the compensation programs are designed to link pay to performance and are structured to reward both annual and long-term Company performance, while not encouraging excessive risk taking. The Company is focused on its strategy of consistently gaining market share and attaining profitable sales growth through its high-touch solutions model and the endless assortment model. These objectives are directly reflected in the 2021 long-term incentive design for executives which further reinforces pay for performance.
The Company’s compensation philosophy aligns with the Grainger Edge. As described above, the Grainger Edge is the foundational structure for the Company’s strategy and culture with individual performance assessments for all Company employees, including NEOs, based on goals set in alignment with the Grainger Edge. For more on The Grainger Edge principles, see Corporate Culture: The Grainger Edge on page 2.
Compensation Elements and Pay Mix
As part of the Company’s pay for performance philosophy, the Company’s compensation programs include several features that maintain alignment with shareholders.
The 2021 NEO compensation mix is comprised of base salary, annual incentives, long-term equity incentives constituted of PSUs and RSUs, and a Company sponsored retirement vehicle.

Component	Purpose	Link to Strategy & Performance
Long-Term	Long-Term Incentive Plan – Performance Share Units	Aligns compensation with the Company’s long-term strategic growth and profitability goals.	Performance-based, linked to Company strategy and requires achieving predetermined Company three-year average profitability and growth goals.
Long-Term	Long-Term Incentive Plan – Restricted Stock Units	Links long-term incentives to stock appreciation.	The initial grant value is linked to individual performance and potential, while the ultimate value of the program is linked to stock price appreciation; align NEOs’ interests to stock price appreciation over time and three-year vesting encourages meaningful retention.
Short-Term	Base Salary	Establishes a market competitive and appropriate level of fixed compensation to attract and retain leaders.	Fixed and based on individual performance.
Short-Term	Annual Incentives (Management Incentive Program)	Encourages annual results that create shareholder value.	Linked to annual achievement of predetermined Company objectives—sales growth and ROIC.
Retirement	Retirement	Provides retirement benefits for NEOs and employees.	Provides for an annual, fixed 6% Company 401(k) contribution.

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The design of the executive compensation programs and elements described above remained unchanged in 2021.
•
Annual:   The MIP focuses on one-year sales growth compared to the prior year and adjusted ROIC (1), with both measures linked to the Company’s one-year plan. Performance is measured at the Company-wide level. The MIP plan is capped at 200% of the target award.

•
Long-Term:   The Company’s long-term incentive design and underlying metrics correspond directly with the Company’s strategic initiatives, which are critical to providing sustained shareholder returns and future growth.

Long-Term Incentive Plan Design
The metrics for 2021 PSU awards focus on three-year average U.S. share gain relative to estimated U.S. market growth, Endless Assortment segment revenue growth, and adjusted operating margin. The Compensation Committee selected these performance measures because they are directly aligned with the Company’s business strategy to gain share and grow profitability as:
•
Accelerating share gain in the Company’s High-Touch Solutions—U.S. business is directly connected to the Company’s focus on top line growth and expanding its leadership position in the U.S. MRO space by being the go-to-partner for customers who build and run safe, sustainable and productive operations;

•
Profitable revenue growth in the Endless Assortment segment is an important growth driver for the Company; and

•
Adjusted operating margin balances the above growth initiatives by focusing management on attaining profitability targets as the Company grows, which over time, we believe will lead to improved shareholder returns.(1)

Effective January 1, 2021, the Company’s Retirement Savings Plan replaced the Company’s Employees Profit Sharing Plan as the primary Company-sponsored retirement vehicle for U.S.-based employees. The Retirement Savings Plan provides for an annual, fixed 6% Company contribution to the 401(k) plan for NEOs and all other U.S.-based eligible employees.

(1)
See Appendix B of this proxy statement for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

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Total Target Compensation
Total target compensation for the Company’s employees is generally set to approximate the market median, with differentiation based on tenure, skills, proficiency, and performance as required to attract and retain key talent. The weighting of the individual compensation components varies by level, with more senior level executives having a greater emphasis on performance-based long-term compensation which aligns management incentives to the interests of shareholders. NEO compensation is generally structured so that the largest individual component is long-term equity, followed by base salary and performance-based annual incentives.
Each NEO’s compensation is compared to equivalent positions in a comparator group selected by the Compensation Committee (with assistance from the Committee’s independent compensation consultant) and nationally recognized surveys. NEO base salaries and long-term incentive grant values are determined based on many factors including individual performance, responsibilities, internal equity and the overall relation to market levels of compensation.
These components and the use of performance-based pay are generally aligned with the compensation mix of the comparator group and survey data. The tables below show compensation components as a percentage of the total target compensation package.

(1)
The charts above reflect total target compensation (based on rounded percentage of annualized base salary, target annual and long-term incentive at the grant date fair value for 2021). Average NEO pay mix chart reflects annual target data as of December 31, 2021.

Company Compensation Practices
Overall, the Company’s compensation programs are designed to be straightforward and understandable to its employees and shareholders, and to drive long-term shareholder value creation by aligning compensation with both individual and Company performance. The Company’s compensation programs also maintain alignment with shareholders and best practices by not including certain features as outlined below.

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Determination of Total Target Compensation
The Compensation Committee is charged with ensuring that compensation, especially for executives, is linked to both individual and Company performance, and ensuring that compensation policies and practices for all employees do not include incentives to take inappropriate risk.
In setting individual compensation levels, the Compensation Committee completes the following key actions:

Annual NEO Compensation Determination Process	Select Peers	Analyze & Benchmark	Final Assessment
Purpose	Review of comparator companies is performed to maintain a group of companies that are relatively similar in complexity and size to Grainger Review of nationally recognized survey data for comparably sized general industry companies is also considered to gain a broader perspective of market practice, as the pool for executive talent extends beyond the comparator group	Evaluates an executive compensation study that includes total compensation paid to comparator group executives and survey matches with similar duties and responsibilities Reviews competitive compensation benchmarking data at the 25th, 50th, and 75th quartile Evaluates considerations such as individual and Company performance, internal equity, management's recommendation and the NEO's overall experience, replaceability, and unique skills	Reviews final assessment and analysis of NEO compensation versus comparator group to survey data to ensure relative competitiveness of the Company's compensation practices Evaluates recommendations for base salaries and changes to the structure and targets of short- term and long-term incentive programs are made in part based on market data
Action	Reviewed and approved by the Compensation Committee in July	Reviewed by the Compensation Committee in October	*CEO Pay* - Reviewed and recommended by the Compensation Committee and approved by independent directors in executive session without management present in February *NEO Pay* – Reviewed by the Chairman and CEO, reviewed and recommended by the Compensation Committee and approved by the Board in February

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Risk Mitigating Actions
The Company’s compensation programs are designed to include risk-mitigating features, and the Compensation Committee also engaged its independent compensation consultant to assist in the process of an annual internal risk assessment of all incentive-based compensation, including annual and long-term incentive programs.
The Compensation Committee’s oversight responsibility includes assessing the relationship between potential risk created by the Company’s compensation programs and their impact on long-term shareholder value. The Company believes that the appropriate metrics are used in its incentive plan design and the metrics do not create unreasonable risk. In order to encourage profitable growth while protecting shareholders’ interests, the Company’s compensation programs include the following risk mitigating components such as:
•
balanced performance measures—sales growth combined with profitability;

•
robust performance measure selection and rigorous targets;

•
balanced mix of annual and long-term incentives;

•
balanced mix of equity vehicles—time-based and performance-based shares;

•
strong claw-back provisions to recoup incentive compensation;

•
stock ownership, retention, and holding requirements; and

•
clear business conduct guidelines.

The Company has established recoupment policies with respect to executive compensation in the event of fraud, criminal misconduct, materially inaccurate financial statements, conduct that violates Company policy, misconduct that causes or is discovered to have caused damage or injury to the Company’s property or reputation or violations of non-competition or non-solicitation agreements, or in the event an Executive receives any amount in excess of what the executive should have received for any reason.
Further, both the existing Change in Control Agreements and awards under the 2015 Incentive Plan have double-trigger change in control provisions. The proposed 2022 Incentive Plan also includes the same double-trigger feature included in the 2015 Incentive Plan.
Risk Assessment
Since 2009, the Compensation Committee has engaged its independent compensation consultant to conduct a risk assessment of the Company’s compensation programs that is completed every three years. In 2021, Pay Governance conducted the Company’s triennial risk assessment and the results were discussed with the Compensation Committee. For the interim years, the Company conducts an annual internal risk review based on practices and methodologies recommended by the Compensation Committee’s independent compensation consultant.
Based on the risk review conducted in 2021 and the Compensation Committee’s discussions, the Compensation Committee does not believe that the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Company continues to monitor and evaluate the above mitigating practices as part of its annual review process.
Compensation Committee of the Board
The Compensation Committee is responsible for the Company’s compensation programs.
The Compensation Committee oversees the Company’s compensation and benefit programs for all officers and other employees. The Compensation Committee is responsible for ensuring that the Company’s compensation practices provide appropriate incentives to increase long-term shareholder value, reflect the

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highest level of integrity, and protect the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward, and retain employees and to motivate them to grow the business profitably. Under its charter, the Compensation Committee makes executive compensation decisions and recommends actions to the Board of Directors and to shareholders (for example, related to the advisory Say on Pay vote or equity plan proposals), as appropriate.
In setting individual compensation levels, the Compensation Committee selects a compensation comparator group of companies and reviews studies of total compensation paid to executives in those comparator group companies with similar duties and responsibilities. The Compensation Committee supplements the comparator group information with nationally recognized survey data for comparably sized general industry companies in the $10 billion to $20 billion revenue range to gain a broader perspective of market practice, as the pool for executive talent extends beyond the comparator group.
The Compensation Committee then considers a variety of reference points, including competitive compensation data at the 25th, 50th, and 75th quartiles, individual and Company performance, the executive’s overall experience, replaceability, internal equity, unique skills, and management’s recommendation to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in evaluating the relative competitiveness of the Company’s compensation practices against the comparator group and published survey data. Total target compensation for the Company’s executives (including the NEOs) is generally set to approximate the market median.
The Compensation Committee reviews at least annually a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO’s current base salary, annual incentive award, and the value of all outstanding equity-awards (both vested and unvested), deferrals, benefits, and perquisites, as well as potential payments under retirement and certain change in control situations. Since no NEO has an employment agreement with the Company that guarantees continued employment, the tally sheets also facilitate the Compensation Committee’s evaluation of vested and unvested awards and the retention value of these awards.
In discharging its responsibilities, the Compensation Committee regularly consults with independent advisors, compensation consultants, and the Company’s management. After a review of the factors prescribed by the SEC and the NYSE, the Compensation Committee determined that Pay Governance, its compensation consultant since November 2020, is an independent advisor under the applicable rules and regulations. The Compensation Committee’s charter is available in the Governance section of Grainger’s website at http://invest.grainger.com/.
Role of Management
Management assists the Compensation Committee in the design, recommendation, and implementation of compensation programs.
Members of management (including the NEOs and the CEO’s other direct reports) routinely recommend programs to the Compensation Committee that management believes will provide the appropriate level of compensation and incentives consistent with the Company’s compensation philosophy. Consistent with this process, management works with the Compensation Committee’s independent compensation consultant to develop market information and recommends adjustments in base salaries, annual incentive targets, and long-term incentive awards to be reviewed by the Compensation Committee and approved by the Board. For NEOs other than Mr. Macpherson, the recommendations also include the structure and targets of short-term and long-term incentive programs, as well as changes to programs required for regulatory compliance. These recommendations are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee. Mr. Macpherson’s compensation is reviewed by the Compensation Committee in conjunction with its independent compensation consultant and is approved by the independent directors in executive session without management present.

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Compensation Comparator Group
The Company’s compensation programs are regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar to the Company in size and complexity and nationally recognized compensation surveys. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.
Every year, the Compensation Committee determines a compensation comparator group of companies and undertakes a study of total compensation paid to executives occupying similar positions with similar duties and responsibilities in the comparator companies. All elements of compensation are valued and considered when determining the relative competitiveness of the Company’s compensation practices. Consistent with this practice, a comparator group compensation study was conducted in 2021 (2021 Compensation Study).
Based on the 2021 Compensation Study, the previous comparator group was updated to include United Rentals Inc., Watsco Inc., and Expeditors International of Washington, Inc. due to their comparable business characteristics and operational similarities to the Company and to remove HD Supply Holdings, Inc., which ceased to be a publicly traded company in 2020, and Sanmina Corporation, due to its lower relative market capitalization.
The 2021 comparator group consists of 18 companies that are relatively similar in complexity and size to Grainger and represent the types of major companies with which Grainger historically competes for executive talent. The companies that were selected for the 2021 Compensation Study are generally within a range of approximately 0.4 to 2.5 times Grainger’s annual revenue. The competitive market for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company’s publicly traded direct competitors tend to be too small in sales or scope of operations for direct compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company’s competitive market for talent. Therefore, companies used for compensation comparison purposes differ from those in the industry indices used in the Company Performance Graph in Part II, Item 5 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
The Committee relied on its 2021 independent compensation consultants for survey and market data. The role of management in selecting the comparator group was limited to providing general comments on the relevance of each company represented by the comparator group. Listed below are the 2021 Compensation Study comparator group and the 2020 revenues and enterprise values for each company.

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Company	2020 Revenue ($mil)*	2020 Enterprise Value ($mil)**
Avnet, Inc.	$17,634	$4,671
Beacon Roofing Supply, Inc.	$5,917	$5,761
CDW Corporation	$18,468	$22,339
Eaton Corporation plc	$17,858	$56,038
eBay Inc.	$10,271	$39,117
Expeditors International of Washington, Inc.	$10,116	$15,064
Fastenal Company	$5,647	$28,351
Genuine Parts Company	$16,537	$17,299
Henry Schein, Inc.	$10,119	$11,340
Illinois Tool Works Inc.	$12,574	$70,309
Insight Enterprises, Inc.	$8,341	$3,347
LKQ Corporation	$11,629	$14,848
Parker-Hannifin Corporation	$13,696	$42,268
Stanley Black & Decker, Inc.	$14,535	$34,736
United Rentals, Inc.	$8,530	$27,308
Univar Solutions Inc.	$8,265	$5,833
Watsco, Inc.	$5,055	$8,484
WESCO International, Inc.	$12,326	$8,895
25th Percentile	$8,388	$8,587
50th Percentile	$10,950	$16,181
75th Percentile	$14,325	$33,140
W.W. Grainger, Inc.	$11,797	$23,700
Percent Rank	54%	60%

*
Revenue is for Fiscal Year 2020.

**
Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents, as of December 31, 2020.

The Compensation Committee reviewed and approved the comparator group and considered the findings of the 2021 Compensation Study in conjunction with a tally sheet listing the potential value of all compensation available for the NEOs. The Compensation Committee concluded that the NEOs’ earned and potential awards for 2021 were consistent with the Company’s pay philosophy, Company and individual performance, and market practices (as reflected in the 2021 Compensation Study). The next Compensation Study and comparator group validation is scheduled to take place in 2022.
Base Salaries
Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels, and executive experience.
Following the annual performance management review process (which is similar to the process in which all employees participate), base salaries are reviewed and adjusted (if appropriate) to reflect individual and Company performance with goals set in alignment with the Grainger Edge, base salaries for comparable positions from market studies, experience, tenure, fairness and internal equity.
Base salary increases for the NEOs, with the exception of Mr. Macpherson, are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee for review

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and recommendation to the Board. The Compensation Committee reviews these recommendations in conjunction with its independent compensation consultant.
The compensation awarded to Mr. Macpherson was determined by the independent directors with assistance from the Compensation Committee and its independent compensation consultant. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Mr. Macpherson’s compensation and evaluates his performance in light of those goals and objectives. The Compensation Committee recommended, and the independent directors approved in executive session without management present, Mr. Macpherson’s compensation level based on this evaluation.
Name (1)	2021 Annualized Base Salary	Annualized Base Salary Percent Change (5)
D.G. Macpherson (2)	$1,100,000	4%
Deidra C. Merriwether (3)	$650,000	23%
Paige K. Robbins (4)	$650,000	14%
John L. Howard	$741,600	3%
Kathleen S. Carroll	$483,000	5%

(1)
For information regarding Mr. O’Keef’s base salary, see footnote 5 in the Summary Compensation Table.

(2)
Mr. Macpherson’s annual base salary was increased from $1,060,900 to $1,100,000 effective April 1, 2021.

(3)
Ms. Merriwether’s annual base salary was increased from $530,000 to $650,000 effective January 12, 2021 to reflect her appointment as Senior Vice President and Chief Financial Officer.

(4)
Ms. Robbins’ base salary was increased from $530,000 to $650,000 effective January 12, 2021 to reflect her appointment as Senior Vice President and President, Grainger Business Unit.

(5)
Percentage increase based on annualized base salary change from prior salary.

Annual Incentives
Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value without encouraging excessive risk taking.
NEOs are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the Company Management Incentive Program (MIP). The Company structures the MIP to motivate performance that balances short-term and long-term results and aligns the interests of management with shareholders.
Each NEO’s target incentive award under the annual incentive program is based on a review of competitive market practice and is designed to approximate a market value that is generally at the median of the comparator group.
The following table displays the 2021 MIP target payment applicable to each NEO.
Name	2021 Target Incentive (as a % of base salary)	Performance Results (as a % of the target)
D.G. Macpherson	150%	142%
Deidra C. Merriwether (1)	90%	142%
Paige K. Robbins (1)	90%	142%
John L. Howard	80%	142%
Kathleen S. Carroll	55%	142%

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(1)
Mses. Merriwether and Robbins’ 2021 target incentive were increased from 80% to 90% effective January 12, 2021. As participation in the MIP is calculated in whole months based on a participant’s target incentive effective as of the 14th calendar day of the month, Mses. Merriwether and Robbins’ MIP calculation was based on a target incentive of 90% for the entire 2021 calendar year.

The final payout is based as a percentage of the NEO’s annualized base salary as of December 31, 2021 and total Company results. The 2021 MIP was based on the Company’s year-over-year organic, daily sales growth and 2021 adjusted ROIC. The Company determined the payment earned for sales growth and the payment earned for 2021 adjusted ROIC, and the two amounts were added together:
The MIP is capped at 200% of the target award. Short-term financial results exceed expectations and therefore the payout for the 2021 MIP was above target. Organic, daily sales growth was 12.8%, resulting in an 80% sales growth payout, and 2021 adjusted ROIC was 31.9%, resulting in a 62% adjusted ROIC payout, for a combined 2021 MIP payout of 142%.(1) The Company’s average MIP payout over the last five years (2016-2020) was 94%. See Annual Incentives / page 60.
The Company believes the design of the annual incentive program supports the creation of shareholder value as it encourages management to focus on profitable sales growth and adjusted ROIC. The basic framework of the MIP has been in place for more than 10 years, although specific objectives and performance target levels have been modified on a year-by-year basis in light of the current economic and competitive environment. This framework was selected to align with Company strategy and to balance sales growth with profitability, efficiency, expense management, and asset management. Adjusted ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax operating earnings divided by net working assets. Year-over-year daily sales growth is determined by year-over-year results. Business results from acquisitions, divestitures, and liquidations that occur during the year are not included in the calculation of daily sales growth or adjusted ROIC. These measures are consistent with the Company’s objective of growing profitably over time, which it believes is closely linked with shareholder value creation.

(1)
See Appendix B of this proxy statement for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

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The following table shows the performance and payout scenarios that were established at the beginning of the year for 2021:
Adjusted ROIC Performance (1) (2)	% Payout (3)
< 21.4%	0%
25.6%	40%
27.7% to 29.6%	50%
31.7%	60%
35.8%	100%
Organic, Daily Sales Growth Performance (1) (2)	% Payout (3)
< −1.8%	0%
4.1%	40%
5.8% to 8.1%	50%
9.8%	60%
15.7%	100%

(1)
For the year 2021, organic, daily sales growth was 12.8% and 2021 adjusted ROIC was 31.9%. This resulted in a final MIP payout of 142% of target. No discretion was exercised. See Appendix B of this proxy statement for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(2)
For actual performance under the N.A. MIP for Mr. O’Keef, see footnote 3 in the Summary Compensation Table.

(3)
Payouts are interpolated on a straight-line basis.

The Company believes that it establishes adjusted ROIC and sales growth targets that are rigorous and provide an appropriate level of motivation. Under the terms and conditions of the MIP, the Compensation Committee has the discretion to adjust the reported financial results for incentive plan purposes to correct for any unusual circumstances, both positive and negative, that might affect adjusted ROIC or sales growth. However, as noted earlier, the Compensation Committee did not elect to modify or exercise discretion for existing 2021 NEO compensation programs, including the MIP. After reviewing several factors, including financial performance relative to peers and pay for performance alignment, the Compensation Committee concluded that the original construct and targets remained appropriate under current conditions.
Long-Term Incentives
The Company provides annual long-term incentives to NEOs and other key managers in order to:
•
align the Company’s long-term business strategy and goals with those that increase shareholder value;

•
achieve financial performance that balances growth, profitability, and asset management;

•
reward management for taking prudent action and achieving results that create shareholder value;

•
attract qualified leaders to join the Company; and

•
retain management through business cycles.

The Company’s long-term incentives for NEOs are provided under shareholder-approved incentive plans. The target number of shares granted to the NEOs is designed to approximate the median economic value of the compensation comparator group or applicable survey data for comparable jobs. The Compensation Committee annually establishes the target value of the award based on the executive’s position. The actual award may be adjusted up or down to reflect individual performance.

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The Company uses the 20-day average closing price of its common stock as of March 31 to calculate the number of shares underlying its annual equity grants to the NEOs and other grant-eligible employees to reduce short-term volatility between the value used to convert shares and the Company’s stock price value on the day of grant. The same 20-day average is used to calculate the number of shares underlying the Company’s annual equity grants to directors.
2021 NEO Long-Term Incentives Overview
The long-term incentives provided to NEOs during 2021 are summarized as follows:
Award	Weight	Vesting	Performance Measure
Performance Share Units (PSUs)	50%	Three-year cliff vesting contingent on performance	U.S. share gain (1), Endless Assortment segment revenue growth(2), and adjusted operating margin, with each metric equally weighted.
Restricted Stock Units (RSUs)	50%	Three-year graded vesting	Grant allocated based on individual performance; long-term value based on appreciation in stock price.

(1)
U.S. share gain is a relative metric which refers to the High-Touch Solutions—U.S. daily sales growth less estimated U.S. MRO market growth.

(2)
Reflects revenue growth as reported under the Endless Assortment segment which was effective January 1, 2021.

As noted earlier, the Compensation Committee did not modify or exercise discretion for existing 2021 NEO compensation programs, including the long-term incentive program. The Company continuously evaluates its long-term incentive program against its objective to provide appropriate incentives to drive long-term shareholder value creation, align management with the Company’s strategic initiatives, and remain responsive to market practice.
2021 Performance Share Units (PSUs)
The Company’s 2021 PSU program provides the NEOs and other executives with a potential share payout depending on three performance metrics—U.S. share gain, Endless Assortment segment revenue growth, and adjusted operating margin achievement—over a three-year cycle measured at the end of the third year based on the period average. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and threshold, target, and maximum goals for a three-year performance cycle that begins January 1 of the first year. No dividend equivalents are paid on PSUs. The Compensation Committee may use different objectives and targets from year to year to maximize alignment with then-current business objectives and to reflect economic conditions.
The Company believes that these metrics are essential to gaining share and achieving profitable growth and are the appropriate performance measures to align with our pay for performance philosophy. This 2021 award will remain at risk through 2023.
Restricted Stock Units (RSUs)
The Company’s RSU program applicable for 2021 and in prior years provides the NEOs and other executives with RSU grants allocated based on individual performance. RSUs align NEOs and other executives’ interests to stock price appreciation over time and three-year graded vesting encourages meaningful retention.
Prior Year Performance Restricted Share Unit (PRSU) Program
The following PRSU program was superseded in 2020 by the Company’s PSU program, which is described above. This program was completed at the end of 2021.

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2019-2021 PRSUs—The 2019-2021 PRSU program focused on maintaining total Company adjusted ROIC over a three-year period at or above 18%, with the actual number of shares paid to an NEO being either 0% or 100% of the target number of PRSUs awarded based on whether the threshold was attained. The adjusted ROIC component was measured at the end of the third year based on the three-year average. These measurement dates reinforced a long-term focus. No dividend equivalents were paid on PRSUs. Only NEOs were eligible to participate in this program.
The Compensation Committee approved the Company’s calculation of 2019-2021 PRSUs. The 2019-2021 adjusted average ROIC was 29.8%.(1) Accordingly, the profitability threshold was achieved, and participants earned 100% of their target.
Stock Ownership Guidelines
As of December 31, 2021, all officers subject to stock ownership guidelines, including the NEOs, are in compliance with the guidelines.
The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. In 2011, the Company increased the minimum ownership requirement for the CEO from 5x base salary to 6x and established a retention ratio for equity awards. The stock ownership guidelines for the current NEOs are as follows:
NEO	Minimum Ownership Requirement as a Percentage of Base Salary	Currently in Compliance?
D.G. Macpherson	6x	Yes
Deidra C. Merriwether	3x	Yes
Paige K. Robbins	3x	Yes
John L. Howard	3x	Yes
Kathleen S. Carroll	3x	Yes
These stock ownership guidelines must be met within three years of being appointed an officer or assuming a new position and are reviewed annually by the Board. NEOs are required to hold net shares realized from exercised option shares and other stock awards until ownership requirements are met. Officers who fail to achieve these ownership levels will not be allowed to sell shares received from the vesting of equity awards until they comply with the guidelines. Shares owned directly by the officer (including those held as a joint tenant or as a tenant in common), shares owned in a self-directed IRA, shares owned or held for the benefit of a spouse or minor children, PRSUs, and RSUs are counted toward meeting the guidelines. Stock options (whether vested or unvested) and PSUs are not counted toward meeting the ownership guidelines.
Hedging and Pledging Prohibition
The Company’s Business Conduct Guidelines (which are available under “Governance” in the Investor Relations section of our website at (http://invest.grainger.com/) prohibit employees and the Board of Directors from engaging in any financial arrangement (including, without limitation, short sales, put and call options) that establish a short position in Company stock and are designed to hedge or offset, any decrease in market value of the Company’s (or its subsidiaries’) equity securities. Company officers and Directors are also prohibited from pledging any Company stock as collateral for a loan or for a margin account. No Directors or executive officers have hedged or pledged any of the shares beneficially owned by them.
Other Benefits
All other benefits, including the Retirement Savings Plan contribution percentages and various welfare benefits provided to NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly U.S.-based Company employees, except as noted in this section.

(1)
2019-2021 adjusted average ROIC is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this proxy statement.

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•
The NEOs receive the same health and welfare benefits and the same Retirement Savings Plan contribution rate percentage that is applicable to all eligible U.S.-based employees.

Effective January 1, 2021, the Retirement Savings Plan replaced the Company’s Employee Profit Sharing Plan as the primary Company-sponsored retirement vehicle for U.S.-based employees. The Retirement Savings Plan provides for a 6% Company contribution to the 401(k) plan.
•
The Company provides Supplemental Profit Sharing Plans solely to maintain an equal Company retirement contribution percentage of 6% to approximately 110 employees, including NEOs, who would be subject to contribution or compensation limitations imposed on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

Other components of the Company’s compensation programs that apply only to NEOs:
•
Physical Exams:   Effective April 2011, the Company requires that the NEOs and certain other Company officers have periodic physical examinations that are paid for by the Company. The Company believes that periodic physical exams are helpful in maintaining the effectiveness of its executive talent. There are currently seven participants in the program.

•
Transportation:   Officers also are allowed the business use of a car and driver, while Mr. Macpherson is allowed personal use of a car and driver, subject to reimbursement of the incremental cost of use. Officers are allowed the business use of corporate aircraft, which is chartered by the Company from a third-party provider on an as-needed basis, while Mr. Macpherson is allowed personal use, subject to reimbursement of the full cost of use. These benefits represent a cost-effective method of allowing the Company’s top executives to more effectively use their time.

•
Discontinued Benefit Plans:   Messrs. Macpherson and Howard have grandfathered participation in the Company’s Executive Death Benefit Plan (EDBP), which was closed to new participants effective December 31, 2009 at which time benefit formulas for existing participants were frozen. Under this program, the beneficiary of a participant who dies while employed by the Company is entitled to a taxable benefit of 120 monthly payments of 50% of the participant’s monthly base salary and target annual incentive. If a participant who is retirement-eligible under the EDBP dies after retirement or other separation of service from the Company, the beneficiary is entitled to a lump sum death benefit equal to 100% of the participant’s monthly base salary and target annual incentive, unless such participant elects to receive, in lieu of the post-retirement death benefit, a lump sum cashout of the participant’s death benefit upon retirement. The Company’s policy is that, unless offered to other employees, it will not make payments, grants, or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or un-granted equity, perquisites, and other payments or awards made in lieu of compensation.

Mr. Howard has grandfathered participation in the Company’s Frozen Voluntary Salary and Incentive Deferral Plan, which was discontinued effective December 31, 2016 (the Voluntary Salary and Incentive Deferral Plan). Participants of this plan were previously able to defer up to 50% of their base salary and up to 85% of their bonus through this plan.

Proxy Statement	65

Executive Compensation

Compensation Tables
Summary Compensation Table
Name and Principal Position*	Year	Salary	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Comp.	Change in Pension Value and NQDC Earnings	All Other Comp. (4)	Total
D. G. Macpherson Chairman of the Board & Chief Executive Officer	2021	$1,090,225	$5,241,816	$0	$2,343,000	$0	$340,553	$9,015,594
	2020	$969,091	$4,761,519	$0	$1,303,316	$0	$441,452	$7,475,378
	2019	$1,053,175	$2,901,333	$2,081,098	$1,074,161	$0	$555,360	$7,665,127

Deidra C. Merriwether Senior Vice President & Chief Financial Officer	2021	$646,384	$1,236,411	$0	$830,700	$0	$64,835	$2,778,330
	2020	$523,885	$523,887	$0	$356,160	$0	$61,577	$1,465,509
	2019	$469,491	$221,411	$158,748	$204,844	$0	$80,479	$1,134,972

Paige K. Robbins Senior Vice President & President Grainger Business Unit	2021	$647,589	$1,236,411	$0	$830,700	$0	$66,549	$2,781,249
	2020	$563,423	$619,357	$0	$383,040	$0	$77,708	$1,643,528
	2019	$531,667	$270,519	$194,040	$342,000	$0	$110,016	$1,448,242

John L. Howard Senior Vice President & General Counsel	2021	$736,200	$1,038,961	$0	$842,458	$0	$78,907	$2,696,526
	2020	$709,442	$1,000,279	$0	$483,840	$0	$324,391	$2,517,952
	2019	$712,500	$565,733	$405,659	$429,000	$0	$397,717	$2,510,609

Kathleen S. Carroll Senior Vice President & Chief Human Resources Officer	2021	$477,250	$420,755	$0	$377,223	$0	$46,325	$1,321,553

Robert F. O’Keef, Jr. Interim Chief Financial Officer (5)	2021	$448,523	$311,845	$0	$319,583 (3)	$0	$36,994	$1,116,945

*
Titles as of December 31, 2021 with the exception of Mr. O’Keef. As of December 31, 2021, Mr. O’Keef’s title was Vice President and Treasurer, at which time he no longer served as an executive officer of the Company. Mr. O’Keef resigned from the Company effective February 3, 2022 to pursue an opportunity outside of Grainger.

(1)
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and with PSUs calculated at target achievement. PSUs have a maximum payout of 200% of the target award. Therefore, the PSUs awards at 200% of target would have a grant date fair value of $5,119,188, $1,207,485, $1,207,485, $1,014,655, $410,912 and $304,549 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Mr. Howard, Ms. Carroll and Mr. O’Keef, respectively. Mr. O’Keef resigned from the Company effective February 3, 2022 to pursue an opportunity outside of Grainger and forfeited any unvested equity awards as of his employment termination date. Further details with respect to these awards are included in note 9 (Stock Incentive Plans) in the company’s audited financial statements included in the Annual Report on form 10-K for the fiscal year ended December 31, 2021.

(2)
Represents the grant date fair value of option awards computed in accordance with FASB ASC Topic 718.

(3)
Mr. O’Keef, remained aligned to the Company’s broad-based N.A. MIP during his position as Interim Chief Financial Officer from January 1 to January 11, 2021. Mr. O’Keef, was the only NEO who participated in the N.A. MIP which includes a maximum individual performance multiplier of 150%. The actual payment received by Mr. O’Keef under the 2021 N.A. MIP was $319,583 which reflects exceptional High-Touch Solutions N.A. segment performance results at 157% of target and an individual performance multiplier of 100%. The daily sales growth N.A. MIP component was 11.3%, resulting in a 95.5% sales growth payout, and the adjusted ROIC component was 32.5%, resulting in a 61.7% adjusted ROIC payout, for a combined 2021 N.A. MIP payout of 157%, rounded to the nearest whole percent. The Company’s average N.A. MIP payout over the last five years (2016-2020) was 97%. 2021 adjusted ROIC is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this proxy statement.

(4)
For 2021, includes contributions accrued under the Company’s retirement Savings plan and the related supplemental profit-sharing plan ($143,585, $60,065, $61,779, $73,187, $41,080, $36,994 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Mr. Howard, Ms. Carroll, and Mr. O’Keef, respectively). It also includes the incremental cost of the frozen Executive Death Benefit Program ($192,198 for Macpherson) and the cost of executive physicals ($4,770, $4,770, $4,770, $5,720, $5,245 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Mr. Howard and Ms. Carroll, respectively).

(5)
Mr. O’Keef’s annualized base salary on January 1, 2021 was $437,050 and was increased by 3.5% on April 1, 2021 to $452,347. $448,523 represents amounts earned during the year at the stated annual base salary rates.

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Executive Compensation

Grants of Plan-Based Awards
Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: No. of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards (3)
			Threshold	Target	Maximum	Threshold	Target	Maximum
D. G. Macpherson			$0	$1,650,000	$3,300,000
	4/1/21	2/17/21				0	6,690	13,380		$2,559,594
	4/1/21	2/17/21							6,690	$2,682,222
Deidra C. Merriwether			$0	$585,000	$1,170,000
	4/1/21	2/17/21				0	1,578	3,156		$603,743
	4/1/21	2/17/21							1,578	$632,668
Paige K. Robbins			$0	$585,000	$1,170,000
	4/1/21	2/17/21				0	1,578	3,156		$603,743
	4/1/21	2/17/21							1,578	$632,668
John L. Howard			$0	$593,280	$1,186,560
	4/1/21	2/17/21				0	1,326	2,652		$507,328
	4/1/21	2/17/21							1,326	$531,633
Kathleen S. Carroll			$0	$265,650	$531,300
	4/1/21	2/17/21				0	537	1,074		$205,456
	4/1/21	2/17/21							537	$215,299
Robert F. O’Keef*			$0	$203,556	$610,668
	4/1/21	2/17/21				0	398	796		$152,275
	4/1/21	2/17/21							398	$159,570

*
As of December 31, 2021, Mr. O’Keef no longer served as an executive officer of the Company. Mr. O’Keef resigned from the Company effective February 3, 2022 to pursue an opportunity outside of Grainger.

(1)
Represents potential amounts under the 2021 MIP. Actual payout amounts under the 2021 MIP are included in the “Non-Equity Incentive Plan Comp.” column of the Summary Compensation Table. Mr. O’Keef remained aligned to the Company’s broad-based N.A. MIP during his Interim Chief Financial Officer position from January 1 to January 11, 2021. Mr. O’Keef was the only NEO who participated in the N.A. MIP which includes a maximum individual performance multiplier of 150%. For actual performance under the N.A. MIP for Mr. O’Keef, see footnote 3 in the Summary Compensation Table.

(2)
The number of shares that may be earned for the 2021 grant of PSUs from 0% to 200% of the target awards made under the 2015 incentive plan.

(3)
Represents the grant date fair value of awards of RSUs and PSUs at target payout as calculated under FASB ASC Topic 718 without allocating over the vesting period.

Proxy Statement	67

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End
Name	Option Awards					Stock Awards
	No. of Securities Underlying Unexercised Options Exercisable (1)	No. of Securities Underlying Unexercised Options Unexercisable (1)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price (2)	Option Expiration Date (3)	No. of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (5)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights That Have Not Vested (6)
D. G. Macpherson						23,528 (15)	$12,193,151	34,018 (16)	$17,629,488
	12,266 (7)			$248.22	4/29/2024
	14,380 (9)			$231.88	3/31/2025
	23,827 (10)			$234.38	3/31/2026
	36,415 (11)			$231.20	4/2/2027
	46,063 (12)			$276.64	4/1/2028
	20,442 (14)	10,221 (13)		$311.26	3/31/2029
Deidra C. Merriwether	2,127 (7)			$248.22	4/29/2024	4,351(17)	$2,254,862	2,670 (18)	$1,383,701
	2,496 (9)			$231.88	3/31/2025
	2,860 (10)			$234.38	3/31/2026
	2,318 (11)			$231.20	4/2/2027
	3,123 (12)			$276.64	4/1/2028
	1,559 (14)	780 (13)		$311.26	3/31/2029
Paige K. Robbins	2,330 (7)			$245.86	4/23/2024
	2,127 (8)			$248.22	4/29/2024	5,164 (19)	$2,676,191	2,869 (20)	$1,486,831
	3,122 (9)			$231.88	3/31/2025
	3,813 (10)			$234.38	3/31/2026
	2,814 (11)			$231.20	4/2/2027
	3,904 (12)			$276.64	4/1/2028
	1,906 (14)	953 (13)		$311.26	3/31/2029
John L. Howard						1,993 (26)	$1,032,852	3,411 (21)	$1,767,717
	12,390 (10)			$234.38	3/31/2026
	8,607 (11)			$231.20	4/2/2027
	8,979 (12)			$276.64	4/1/2028
	3,984 (14)	1,993 (13)		$311.26	3/31/2029
Kathleen S. Carroll	1,126 (14)	564 (13)		$311.26	3/31/2029	1,565 (22)	$811,046	1,232 (23)	$638,472
Robert F. O’Keef, Jr.*	1,126 (14)	564 (13)		$311.26	3/31/2029	1,692 (24)	$876,862	1,137 (25)	$589,239

*
As of December 31, 2021, Mr. O’Keef no longer served as an executive officer of the Company. Mr. O’Keef resigned from the Company effective February 3, 2022 to pursue an opportunity outside of Grainger. Mr. O’Keef exercised 1,126 shares of vested stock options on February 9, 2022. Under the existing provisions of the Company’s 2015 Incentive Plan, he was entitled to exercise vested stock options within 3 months after the employment termination date.

(1)
Represents stock option awards with a ten-year term and three-year cliff vesting for awards granted through 2018; three-year graded vesting for awards granted in 2019. Upon retirement from the Company, unvested options automatically vest and may be exercised within the lesser of six years or the remaining term of the option. Mr. Howard is currently retirement eligible.

(2)
Awards were issued at fair market value, which is the closing stock price on the grant date.

(3)
Represents ten years after the award date.

(4)
Represents the aggregate unvested RSUs outstanding multiplied by the year-end closing price ($518.24) and includes unvested shares under the 2019 PRSU award, which will become fully vested on April 1, 2022.

(5)
Represents the maximum number of shares to be issued in connection with the 2021 and 2020 performance share units and 2019 PRSUs granted to NEOs and the 2015 and 2016 PRSU awards granted to Mr. Macpherson.

(6)
Represents the aggregate performance awards outstanding multiplied by the year-end closing price ($518.24).

(7)
100% of these options vested on April 24, 2016.

(8)
100% of these options vested on April 30, 2017.

(9)
100% of these options vested on April 1, 2018.

(10)
100% of these options vested on April 1, 2019.

(11)
100% of these options vested on April 3, 2020.

(12)
100% of these options vested on April 2, 2021.

(13)
100% of these options will vest on April 1, 2022.

(14)
Represents stock option awards granted on April 1, 2019 with three-year graded vesting, of which two-thirds ratably vested on April 1, 2020 and April 1, 2021.

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Executive Compensation

(15)
Represents 3,308 RSUs that will vest on April 1, 2022, 3,309 RSUs that will vest on April 1, 2023, 2,230 RSUs that will vest on April 1, 2022, 2,230 RSUs that will vest on April 1, 2023 and 2,230 RSUs that will vest on April 1, 2024. In addition, includes 10,221 unvested shares under the 2019 PRSU award, which will become fully vested on April 1, 2022.

(16)
8,507 of these PRSUs will vest on August 1, 2022, and 8,896 of these PRSUs will vest on October 3, 2023. 9,925 of these PSUs will vest on April 1, 2023, subject to the achievement of the performance goals over the three-year performance period from January 1, 2020 through December 31, 2022 and 6,690 of these PSUs will vest on April 1, 2024, subject to the achievement of the performance goals over the three-year performance period from January 1, 2021 through December 31, 2023.

(17)
Represents 1,265 RSUs that will vest on November 1, 2024, 364 RSUs that will vest on April 1, 2022, 364 RSUs that will vest on April 1, 2023, 526 RSUs that will vest on April 1, 2022, 526 RSUs that will vest on April 1, 2023, 526 RSUs that will vest on April 1, 2024. In addition, includes 780 unvested shares under the 2019 PRSU award, which will become fully vested on April 1, 2022.

(18)
1,092 of these PSUs will vest on April 1, 2023 subject to the achievement of the performance goals over the three-year performance period from January 1, 2020 through December 31, 2022. 1,578 of these PSUs will vest on April 1, 2024 subject to the achievement of the performance goals over the three-year performance period from January 1, 2021 through December 31, 2023.

(19)
Represents 430 RSUs that will vest on April 1, 2022, 431 RSUs that will vest on April 1, 2023, 526 RSUs that will vest on April 1, 2022, 526 RSUs that will vest on April 1, 2023, 526 RSUs that will vest on April 1, 2024, 1,772 RSUs that will vest on April 2, 2025. In addition, includes 953 unvested shares under the 2019 PRSU award, which will become fully vested on April 1, 2022.

(20)
1,291 of these PSUs will vest on April 1, 2023 subject to the achievement of the performance goals over the three-year performance period from January 1, 2020 through December 31, 2022. 1,578 of these PSUs will vest on April 1, 2024 subject to the achievement of the performance goals over the three-year performance period from January 1, 2021 through December 31, 2023.

(21)
2,085 of these PSUs will vest on April 1, 2023 subject to the achievement of the performance goals over the three-year performance period from January 1, 2020 through December 31, 2022. 1,326 of these PSUs will vest on April 1, 2024 subject to the achievement of the performance goals over the three-year performance period from January 1, 2021 through December 31, 2023.

(22)
Represents 232 RSUs that will vest on April 1, 2022, 232 RSUs that will vest on April 1, 2023, 179 RSUs that will vest on April 1, 2022, 179 RSUs that will vest on April 1, 2023, 179 RSUs that will vest on April 1, 2024. In addition, includes 564 unvested shares under the 2019 PRSU award, which will become fully vested on April 1, 2022.

(23)
695 of these PSUs will vest on April 1, 2023 subject to the achievement of the performance goals over the three-year performance period from January 1, 2020 through December 31, 2022. 537 of these PSUs will vest on April 1, 2024 subject to the achievement of the performance goals over the three-year performance period from January 1, 2021 through December 31, 2023.

(24)
188 of these RSUs will vest on April 1, 2022, 246 of these RSUs will vest on April 1, 2022, 247 of these RSUs will vest on April 1, 2023, 204 of these RSUs will vest on January 4, 2022, 204 of these RSUs will vest on January 4, 2023, 205 of these RSUs will vest on January 4, 2024, 132 of these RSUs will vest on April 1, 2022, 133 of these RSUs will vest on April 1, 2023, 133 of these RSUs will vest on April 1, 2024.

(25)
739 of these PSUs will vest on April 1, 2023 subject to the achievement of the performance goals over the three-year performance period from January 1, 2020 through December 31, 2022. 398 of these PSUs will vest on April 1, 2024 subject to the achievement of the performance goals over the three-year performance period from January 1, 2021 through December 31, 2023.

(26)
Represents 1,993 unvested shares under the 2019 PRSU award, which will become fully vested on April 1, 2022.

Proxy Statement	69

Executive Compensation

Option Exercises and Stock Vested
Name	Option Awards Exercised		Stock Awards Vested
	No. of Shares Acquired on Exercise (1)	Value Realized on Exercise (2)	No. of Shares Acquired on Vesting	Value Realized on Vesting (3)
D. G. Macpherson	15,741	$3,809,276	18,663	$7,565,781
Deidra C. Merriwether	0	$0	1,405	$568,949
Paige K. Robbins	0	$0	2,748	$1,137,565
John L. Howard	9,728	$2,575,953	4,319	$1,747,839
Kathleen S. Carroll	0	$0	1,044	$489,367
Robert F. O’Keef, Jr.*	0	$0	1,247	$570,756

*
As of December 31, 2021, Mr. O’Keef no longer served as an executive officer of the Company. Mr. O’Keef resigned from the Company effective February 3, 2022 to pursue an opportunity outside of Grainger and forfeited unvested equity awards as of his employment termination date. Mr. O’Keef exercised 1,126 shares of vested stock options on February 9, 2022. Under the existing provisions of the Company’s 2015 Incentive Plan, he was entitled to exercise vested stock options within 3 months after the employment termination date.

(1)
Represents the number of stock options exercised.

(2)
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

(3)
Represents the value of the RSU, PSU, and PRSU awards on the vesting date.

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Executive Compensation

Nonqualified Deferred Compensation
Name*	Plan	Executive Contributions in Last FY	Company Contributions in Last FY (1)	Aggregate Earnings in Last FY (2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE (3)
D. G. Macpherson	SPSP & SPSP II	$0	$158,243	$315,184	$0	$3,104,098
	Total	$0	$158,243	$315,184	$0	$3,104,098
Deidra C. Merriwether	SPSP & SPSP II	$0	$39,707	$43,434	$0	$370,850
	Total	$0	$39,707	$43,434	$0	$370,850
Paige K. Robbins	SPSP & SPSP II	$0	$55,838	$76,024	$0	$674,187
	Total	$0	$55,838	$76,024	$0	$674,187
John L. Howard	Frozen Salary & Incentive Deferral	$0	$0	$344,054	$0	$4,125,060
	SPSP & SPSP II	$0	$76,789	$261,215	$0	$3,152,458
	Deferred RSUs	$0	$0	$2,198,000	$0	$10,364,800
	Total	$0	$76,789	$2,803,269	$0	$17,642,318
Kathleen S. Carroll	SPSP & SPSP II	$0	$29,621	$6,246	$0	$63,417
	Total	$0	$29,621	$6,246	$0	$63,417
Robert F. O’Keef. Jr.*	SPSP & SPSP II	$0	$26,755	$5,179	$0	$53,287
	Total	$0	$26,755	$5,179	$0	$53,287

*
As of December 31, 2021, Mr. O’Keef no longer served as an executive officer of the Company. Mr. O’Keef resigned from the Company effective February 3, 2022 to pursue an opportunity outside of Grainger.

(1)
The Company provides the supplemental profit-sharing plans (SPSPs) solely to maintain an equal percentage of profit-sharing contribution to employees (including all NEOs) who would be subject to contribution or compensation limits imposed on qualified plans by the Internal Revenue Code. For Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Mr. Howard, Ms. Carroll, and Mr. O’Keef, this represents the Company SPSP contribution. These contributions were disclosed as part of “All Other Comp.” in the 2021 Summary Compensation Table.

(2)
Represents earnings on all nonqualified deferred compensation balances, including SPSP earnings, stock price appreciation and dividend equivalent payments for vested, deferred restricted stock units, and for Howard, earnings on voluntary deferrals.

(3)
Aggregate year-end balances for the SPSPs, vested deferred restricted stock units, and for Mr. Howard, year-end balances for his voluntary deferral account.

Proxy Statement	71

Executive Compensation

Employment Agreements, Change in Control, and Termination of Employment Arrangements
Employment Agreements
The Company does not maintain employment agreements with its NEOs.
Change in Control—Equity Plans
Under the terms of the Company’s 2015 Incentive Plan, which is the source for all equity awards granted after April 2015, “double trigger” vesting provisions apply to all equity awards (i.e., both a change in control occurs and a participant is involuntarily terminated within one year of the change in control).
Change in Control Agreements
The Company has 2x Change in Control Agreements (CIC Agreements) with the NEOs. Outside of the NEOs, no other employees have CIC Agreements. These CIC Agreements are intended to ensure that in the event of a pending or threatened change in control, the Company retains its management and that their full attention is focused on the best interests of the Company and its shareholders and not on the uncertainty of their future employment prospects under those circumstances.
The Company’s CIC Agreements have double-trigger arrangements. Under each CIC Agreement, the executive is entitled to certain benefits which include a lump-sum payment equal to 2x the sum of (a) the executive’s annual salary, (b) the executive’s target annual incentive, and (c) in connection with the Company’s non-contributory supplemental retirement profit sharing plans, a percentage of annual salary and annual incentive equal to the average percentage of covered compensation contributed by the Company under the plans for the last three fiscal years. The executive is also entitled to two years of continued health and dental benefits.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per taxable year paid to the Company’s NEOs. Prior to the Tax Cuts and Jobs Act of 2017 (TCJA), compensation that qualified as “performance-based” compensation was not subject to the deductibility limit. Effective for taxable years beginning after December 31, 2017, subject to certain transition relief, the TCJA eliminated this exception. Stock Options granted to our NEOs prior to November 2, 2017 under the 2015 Incentive Plan qualify for the transition relief, and gains on exercises of such stock options are considered to be “performance-based” compensation not subject to the $1 million deductibility limit. Any other compensation paid to our NEOs, including awards other than the grandfathered stock options, is subject to the Section 162(m) deductibility limit and all or a portion of such compensation may be nondeductible. While the tax treatment applicable to the Company’s compensation programs was considered, the Company intends to authorize compensation that will not be deductible under Section 162(m) as it believes doing so is in the best interest of the Company and its shareholders.
Accounting Considerations
Upon vesting, settlement, or maturity, equity awards under the 2015 Incentive Plan and predecessor plans are distributed in the form of shares of the Company’s common stock. Under the Accounting Standards Codification (ASC) 718 (formerly FAS 123R), these types of awards are considered equity awards. As a result, the total amount of compensation expense to be recorded for the awards is based on the fair value of the awards on the grant date. This fair value is then recorded over the vesting period, usually three years, and is recorded to compensation expense and as an increase in paid-in capital. The amount of compensation expense is not subsequently adjusted for changes in the Company’s share price, but it is adjusted for the estimated number of shares to be distributed. If an equity award is forfeited, all previously recorded

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Executive Compensation

compensation expensed is reversed. While the accounting treatment described above was considered in the development of the long-term incentive program, it was not a material consideration.
Compensation Recoupment Policy (Claw-Backs)
In connection with using long-term incentives as a method to align management and shareholder interests, the Company provides an annual equity award agreement that sets forth the terms of the award, including continued employment, and compliance with the Company’s Business Conduct Guidelines and applicable laws and regulations. In addition, the Company’s equity award agreements contain recoupment (or claw-back) provisions that specify situations granting the Board discretion to recoup both cash incentives and equity compensation from the NEOs and other employees.
Under the recoupment terms of these agreements, the Company may recover incentive compensation:
•
that was awarded based on achievement of financial results that were the subject of a restatement if the officer engaged in criminal conduct or financial fraud and in the case of materially inaccurate financial statements whether or not they result in a restatement and whether or not the executive officer has engaged in wrongful conduct. Recoveries under these provisions can extend back for three years from the date of the initial filing that contained the relevant financial statements;

•
should an executive violate confidentiality or non-compete or non-solicit obligations; or

•
if the Company determines that an executive:

◦
has committed fraud against the Company or has engaged in any criminal conduct, including embezzlement or theft, that involves or is related to the Company;

◦
engaged in any other conduct that violates Company policy, causes or is discovered to have caused, any loss, damage, injury or other endangerment to Grainger’s property or reputation; or

◦
receives any amount in excess of what the Executive should have received for any reason.

This policy applies to any incentive compensation awarded or paid to an employee at a time when he or she is an officer. Subsequent changes in status, including retirement or termination of employment, do not impact the Company’s rights to recover compensation under this policy.
Termination
The Company does not have employment contracts and does not maintain severance programs for its NEOs. The executive’s CIC Agreements provide the potential for a lump sum payment following a change in control. Except for a limited period of time following a change in control, the NEOs are not entitled to severance upon termination.
Retirement
The definition of retirement eligibility is the same for all U.S. employees. Under the Retirement Savings Plan, an employee is retirement-eligible upon reaching age 60. Under the retirement definition applicable to the 2015 Incentive Plan, an employee is retirement-eligible upon attaining any of the following:
•
age 60;

•
age 55 and 20 years of service; or

•
25 years of service.

The Company provides the following upon retirement for all retirement-eligible employees, including NEOs:
•
outstanding stock options become vested and executives have the right to exercise such stock options within six years from date of termination or for the remaining term of the stock option, whichever is less;

Proxy Statement	73

Executive Compensation

•
settlement of PRSUs and PSUs occurs after the end of the performance period in common stock equal to the number of the executive’s outstanding performance shares earned for the performance period; and

•
cash payments equal to account balances under retirement profit sharing, any supplemental retirement profit sharing program, and the Frozen Voluntary Salary and Incentive Deferral Plan will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans.

Mr. Howard is the only NEO who is retirement-eligible.
The following tables illustrate the potential incremental payments and benefits that could be received by the NEOs upon his or her retirement, death or disability or upon a change in control of the Company. The amounts shown in the following tables assume that any such retirement, death, disability or change in control, as applicable, was effective as of December 31, 2021 and thus only includes amounts earned through such date. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.

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Executive Compensation

Other Potential Post-Employment Payments
Macpherson, D.G.
Type of Payment	Retirement (7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$0	$5,830,000
Long-Term Incentives
Stock Options
Unvested and Accelerated Awards (1)	$0	$2,115,543	$2,115,543	$0	$2,115,543
Restricted Stock Units
Unvested and Accelerated Awards (2)	$0	$3,467,026	$3,467,026	$0	$3,467,026
Performance Shares
Unvested and Accelerated Awards (3)	$0	$22,926,419	$22,926,419	$0	$18,183,012
Benefits
Continuation of Health & Welfare Benefits (4)	$0	$0	$0	$0	$34,566
Life Insurance and Death Benefit Payout (5)	$0	$12,185,915	$0	$2,483,258	$2,483,258
Perquisites and Tax Payments
Outplacement (6)	$0	$0	$0	$0	$165,000
Total	$0	$40,694,903	$28,508,988	$2,483,258	$32,278,405

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(2)
Mr. Macpherson has two grants of unvested RSUs as of December 31, 2021.

(3)
In the event of death or disability, Mr. Macpherson is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(4)
The health and welfare benefits value upon change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 4.5% health and 3.0% dental annual trends as well as a 2.57% annual discount factor.

(5)
Upon death, Mr. Macpherson’s survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the EDBP. Upon a change in control, Mr. Macpherson would receive a lump sum cash benefit equal to the present value of 100% of his annual base salary and target bonus amount assuming mortality at age 80 and based on 120% of the applicable federal rate.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Macpherson with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Mr. Macpherson is not eligible for retirement under the Company’s retirement plan as of December 31, 2021.

Proxy Statement	75

Executive Compensation

Merriwether. Deidra C.
Type of Payment	Retirement (7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$0	$2,618,200
Long-Term Incentives
Stock Options
Unvested and Accelerated Awards (1)	$0	$161,444	$161,444	$0	$161,444
Restricted Stock Units
Unvested and Accelerated Awards (2)	$0	$1,032,852	$1,032,852	$0	$1,032,852
Performance Shares
Unvested and Accelerated Awards (3)	$0	$1,787,928	$1,787,928	$0	$938,792
Benefits
Continuation of Health & Welfare Benefits (4)	$0	$0	$0	$0	$34,566
Life Insurance and Death Benefit Payout (5)	$0	$0	$0	$0	$0
Perquisites and Tax Payments
Outplacement (6)	$0	$0	$0	$0	$97,500
Total	$0	$2,982,224	$2,982,224	$0	$4,883,354

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(2)
Ms. Merriwether has three grants of unvested RSUs as December 31, 2021.

(3)
In the event of death or disability, Ms. Merriwether is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company’s average return on invested capital, as of the date of death or disability.

(4)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 4.5% health and 3.0% dental annual trends as well as a 2.57% annual discount factor.

(5)
Ms. Merriwether is not eligible for the frozen Executive Death Benefit Plan.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Merriwether with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Merriwether is not eligible for retirement under the Company’s retirement plan as of December 31, 2021.

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Executive Compensation

Robbins, Paige K.
Type of Payment	Retirement (7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$0	$2,618,200
Long-Term Incentives
Stock Options
Unvested and Accelerated Awards (1)	$0	$197,252	$197,252	$0	$197,252
Restricted Stock Units
Unvested and Accelerated Awards (2)	$0	$1,364,526	$1,364,526	$0	$1,364,526
Performance Shares
Unvested and Accelerated Awards (3)	$0	$1,980,713	$1,980,713	$0	$1,088,606
Benefits
Continuation of Health & Welfare Benefits (4)	$0	$0	$0	$0	$34,566
Life Insurance and Death Benefit Payout (5)	$0	$0	$0	$0	$0
Perquisites and Tax Payments
Outplacement (6)	$0	$0	$0	$0	$97,500
Total	$0	$3,542,491	$3,542,491	$0	$5,400,650

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(2)
Ms. Robbins has three grants of unvested RSU grants as of December 31, 2021.

(3)
In the event of death or disability, Ms. Robbins is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company’s average return on invested capital, as of the date of death or disability.

(4)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 4.5% health and 3.0% dental annual trends as well as a 2.57% annual discount factor.

(5)
Ms. Robbins is not eligible for the frozen Executive Death Benefit Plan.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Robbins with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Robbins is not eligible for retirement under the Company’s retirement plan as of December 31, 2021.

Proxy Statement	77

Executive Compensation

Howard, John L.
Type of Payment	Retirement (8) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$0	$2,829,946
Long-Term Incentives
Stock Options
Unvested and Accelerated Awards (1)	$412,511	$412,511	$412,511	$0	$412,511
Restricted Stock Units
Unvested and Accelerated Awards (2)	$0	$0	$0	$0	$0
Performance Shares
Unvested and Accelerated Awards (3)	$2,800,569	$2,800,569	$2,800,569	$0	$1,834,958
Benefits
Continuation of Health & Welfare Benefits (4) (5)	$400,099	$0	$0	$0	$34,566
Life Insurance and Death Benefit Payout (6)	$914,895	$5,915,176	$0	$1,510,458	$1,510,458
Perquisites and Tax Payments
Outplacement (7)	$0	$0	$0	$0	$111,240
Total	$4,528,074	$9,128,256	$3,213,080	$1,510,458	$6,733,679

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

(2)
Mr. Howard did not have any unvested RSUs as of December 31, 2021.

(3)
In the event of retirement, death or disability, Mr. Howard is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company’s average return on invested capital, as of the end of the performance period. Mr. Howard was retirement-eligible as of December 31, 2021.

(4)
Represents the present value of the continuation of health and welfare benefits value upon retirement assuming mortality at age 80 and using the Company’s budget/insured rates projected forward using 4.5% health and 3.0% dental annual trends as well as a 2.57% annual discount factor.

(5)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 4.5% health and 3.0% dental annual trends as well as a 2.57% annual discount factor.

(6)
Upon retirement, Mr. Howard has elected to receive a lump sum cash benefit in lieu of the post-retirement death benefit under the EDBP. The figure included in the table reflects the present value of 100% of his annual base salary and target bonus amount based on an annualized interest rate factor of 6% and assuming mortality at age 80. This amount may be increased to reflect the estimated federal income tax payable on such benefit, based on the then maximum tax rate, subject to a cap of 200% of his annual base salary plus target bonus amount. In the event of Mr. Howard’s death during his employment with the Company, Mr. Howard’s survivors are entitled to receive 50% of his annual base salary and 50% of his target bonus amount divided into 12 monthly payments per year for 120 months. Upon a change in control, Mr. Howard would receive a lump sum cash benefit equal to the present value of 100% of his annual base salary and target bonus amount assuming mortality at age 80 and based on 120% of the applicable federal rate, which payment would extinguish any of the Company’s payment obligations under the EDBP.

(7)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Howard with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(8)
Mr. Howard has met the eligibility requirements for retirement under the Company’s retirement plan as of December 31, 2021.

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Executive Compensation

Carroll, Kathleen S.
Type of Payment	Retirement (7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$0	$1,587,138
Long-Term Incentives
Stock Options
Unvested and Accelerated Awards (1)	$0	$116,737	$116,737	$0	$116,737
Restricted Stock Units
Unvested and Accelerated Awards (2)	$0	$518,758	$518,758	$0	$518,758
Performance Shares
Unvested and Accelerated Awards (3)	$0	$930,759	$930,759	$0	$571,964
Benefits
Continuation of Health & Welfare Benefits (4)	$0	$0	$0	$0	$34,566
Life Insurance and Death Benefit Payout (5)	$0	$0	$0	$0	$0
Perquisites and Tax Payments
Outplacement (6)	$0	$0	$0	$0	$72,450
Total	$0	$1,566,254	$1,566,254	$0	$2,901,613

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

(2)
Ms. Carroll has two grants of unvested RSUs as December 31, 2021.

(3)
In the event of death or disability, Ms. Carroll is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company’s average return on invested capital, as of the date of death or disability.

(4)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 4.5% health and 3.0% dental annual trends as well as a 2.57% annual discount factor.

(5)
Ms. Carroll is not eligible for the frozen Executive Death Benefit Plan.

(6)
In the event of a change in control termination without cause or with good reason, the Company shall provide Ms. Carroll with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Carroll is not eligible for retirement under the Company’s retirement plan as of December 31, 2021.

Proxy Statement	79

Executive Compensation

O’Keef, Robert F., Jr.
For plan year 2021, Mr. O’Keef received a Retirement Savings Plan contribution of $17,400 and is entitled to a final Supplemental Profit Sharing Plan II contribution of $19,594 in March 2022 under the existing provisions of the respective plans. Mr. O’Keef exercised 1,126 shares of vested stock options on February 9, 2022. Under the existing provisions of the Long-Term Incentive Plan, he was entitled to exercise vested stock options within 3 months after the employment termination date.
Under plan rules, the entire Supplemental Profit Sharing II account balance will be transferred to Mr. O’Keef in September 2022. Mr. O’Keef was awarded his final MIP payment of $319,583 on March 4, 2022 following his departure.

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Executive Compensation

CEO PAY RATIO DISCLOSURE
As part of its annual process, the Company calculates the ratio of the annual total compensation of Mr. Macpherson, Chairman and CEO, to the annual total compensation of the Company’s median employee. The 2021 ratio of CEO pay to median employee pay is 138:1. For context, the 2020 ratio of CEO pay to the Company’s median employee pay was 116:1. The increase in the CEO pay ratio in 2021 relative to 2020 is mostly due to higher incentive compensation payouts as a result of the Company’s robust 2021 performance.
In calculating 2021 total compensation for our median employee and CEO, we included the estimated Company cost of their respective Company-provided health and wellness benefits. The CEO’s total compensation reported in the Summary Compensation Table for 2021 is $9,015,594. The CEO’s total compensation for purposes of our pay ratio disclosure calculation is $9,025,341, which differs from the total compensation described in the Summary Compensation Table on page 66 by the amount of his health and wellness benefits. The median employee’s estimated 2021 total compensation was $65,633 (which includes compensation of $55,886 and estimated benefits of $9,747).
Element	Chairman and CEO ($)	Median Employee ($)
Base Salary	$1,090,225	$51,223
Stock Awards	$5,241,816	$0
Non-Equity Incentive Plan Compensation	$2,343,000	$0
All Other Compensation	$340,553	$4,663
Estimated Company Health and Wellness Benefits	$9,747	$9,747
Total	$9,025,341	$65,633
CEO PAY RATIO	138:1
Methodology
Validation of Median Employee—The Company last identified the median employee in 2020 using the process described below. We believe the previously identified median employee for 2020 remains appropriate for 2021. Following SEC guidelines, the median employee should be identified once every three years, unless has been a significant change to its employee population or compensation arrangements that it reasonably believes would result in a significant change in the pay ratio disclosure.
•
The Company’s median employee’s circumstances have not materially changed relative to 2020.

•
The Company has not had significant changes in our workforce, such as employee population size fluctuations, acquisition or divestitures. As of December 31, 2021, Grainger had approximately 24,200 employees, of whom approximately 22,700 were full-time and 1,500 were part-time or temporary.

•
We have not had significant changes in our pay programs that we reasonably believe would result in a significant change to this pay ratio disclosure.

Prior Year Identification Process—As permitted under the SEC rules, the following process was used to identify the median employee in 2020:
•
Applied a consistent compensation measure of “base pay” earned during the period from January 1, 2020 to September 30, 2020, rather than summary compensation table (SCT) total compensation for all of 2020.

•
Annualized base pay for those employees who started work during 2020. The identified median employee is a full-time, U.S.-based employee.

•
Determined the above-mentioned employee populations full year’s compensation based on the compensation elements required for inclusion in the SCT, with the exception of incorporating

Proxy Statement	81

Executive Compensation

healthcare benefits in total compensation as discussed previously in this section. The other components of our compensation programs for NEOs are substantially similar to those available for most of our other employees. This includes the same health and welfare benefits and the same performance-based retirement profit sharing contribution methodology that is applied to the U.S.-based employees who are retirement profit sharing participants.
•
Used the de minimis exemption to exclude approximately 4.3% of our global workforce, or 1,015 employees (based on employee data as of the analysis date), as reflected below:

◦
Included in calculation: Canada, Japan, Mexico, United Kingdom, United States (approximately 22,644 employees as of the calculation date).

◦
Excluded from calculation: China, Czech Republic, Germany, Hungary, India, Indonesia, Ireland, Malaysia, Panama, Poland, South Africa, South Korea, Thailand, United Arab Emirates (approximately 1,015 employees as of the calculation date).

◦
Note that as of December 31, 2020, Grainger had approximately 23,100 employees, of whom approximately 21,800 were full-time, and 1,300 were part-time or temporary.

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Executive Compensation

The Company is asking its shareholders for their non-binding advisory approval of the 2021 compensation of its Named Executive Officers (NEOs).
At our 2021 Annual Meeting of Shareholders, shareholders provided a clear endorsement of the Company’s executive compensation programs with approximately 93% voting in favor of our NEO compensation.
As described in the “Compensation Discussion and Analysis” beginning on page 46, the 2021 NEO compensation programs remain consistent with the program described to shareholders in our 2021 proxy statement and reflects:
•
Pay for Performance Approach:   Our programs align pay with performance in the best interest of our shareholders.

•
Balanced and Sound Pay Practices:   The Company sets target compensation to approximate the market median of companies that are of similar size and complexity and rewards long-term performance while not encouraging excessive risk taking.

•
Strong Financial Performance:   In 2021, the Company delivered strong financial performance, finishing the year at $13 billion in sales or up 10.4% on a reported basis and up 12.8% on an organic, daily basis demonstrating market growth of 450 basis points in the U.S., on a two-year average. The Company achieved operating earnings of $1.5 billion, up 51.8% on a reported basis and up 16.6% on an adjusted basis, realized reported and adjusted EPS of $19.84, up 54.8% on a reported basis and up 22.6% on an adjusted basis, maintained a strong and improved 2021 adjusted ROIC of 31.9%, and returned over $1 billion to shareholders through dividends and share repurchases. (1)

•
Direct Link to Strategy:   NEO pay is tied to near and long-term strategic objectives with the long-term incentive directly tied to gaining share in our High-Touch Solutions—U.S. business and propelling sales growth in our Endless Assortment segment over the next several years and our annual incentive program provided NEOs incentives to grow the business (sales growth) while achieving investment returns for the Company’s shareholders (ROIC).

We are asking our shareholders to vote “FOR” the approval of the compensation of the Company’s NEOs, as disclosed in the “Compensation Discussion and Analysis” section of this proxy statement, including the related tables, notes and narrative.
While this Say on Pay vote is advisory and non-binding, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent Directors, value the opinions expressed by our shareholders and will consider the outcome of this Say on Pay vote when making future compensation decisions regarding the NEOs.
This Say on Pay vote is intended to address the 2021 compensation of the NEOs as disclosed in the “Compensation Discussion and Analysis” as a whole rather than any specific item or amount of executive compensation.
Approval of the proposal requires the affirmative votes a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.
The Company is required to seek a shareholder vote on the frequency of the advisory Say on Pay vote every six years. In 2011 and 2017, management recommended an annual advisory Say on Pay vote. The next advisory frequency vote is scheduled for 2023.

(1)
See Appendix B of this proxy statement for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Proxy Statement	83

Executive Compensation

On February 16, 2022, the Board adopted the W.W. Grainger, Inc. 2022 Incentive Plan (2022 Plan), subject to approval of Grainger’s shareholders. A copy of the 2022 Plan is attached as Appendix C to this proxy statement. The 2022 Plan will be the plan used for future awards, in place of Grainger’s 2015 Incentive Plan, as amended and restated effective October 31, 2018 (the 2015 Plan). Upon shareholder approval of the 2022 Plan, there will be no new shares granted under the 2015 Plan, even if shares remain available under the 2015 Plan.
The Board believes that the 2022 Plan will be an important part of Grainger’s overall compensation program. The 2022 Plan will enable Grainger to provide competitive levels of compensation needed to attract and retain high-quality executives, managers, employees, and non-employee Directors, and to strengthen the alignment with Grainger’s shareholders.
Key Highlights of the 2022 Plan
Plan Administrator	Compensation Committee
Award Types	Incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards, or any combination of the foregoing, as determined by the Compensation Committee of the Board.
Effective Date	April 27, 2022 (subject to shareholder approval at the 2022 annual meeting of shareholders).
Plan Term	Ten years (subject to earlier termination by the Compensation Committee).
Eligibility	All employees and non-employee Directors are eligible to receive awards under the 2022 Plan and the Compensation Committee will select recipients for awards under the 2022 Plan from among such eligible people.
Estimated Number of Eligible Employees	24,200
2022 Plan Share Authorization	1,530,000 shares of common stock to be granted under the 2022 Plan. Also available for issuance under the 2022 Plan will be the number of shares subject to awards granted and outstanding under the Company’s 2015 Incentive Plan, 2010 Incentive Plan and 1990 Long Term Stock Incentive Plan (collectively, and as amended and/or amended and restated from time to time, the Prior Plans) that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, vested shares).

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Executive Compensation

Best Practices Incorporated in the 2022 Plan
The 2022 Plan incorporates the following best practices:

Limit on non-employee Director Awards
The maximum number of shares subject to awards granted under the 2022 Plan during any one year to any one non-employee director, taken together with any cash fees paid or shares otherwise granted by the Company to such non-employee director during such fiscal year for service as a non-employee director, will not exceed the following in total value:
(i)
up to $750,000 for each non-employee director, and

(ii)
up to an additional $750,000 for the non-employee director designated as independent Chair of the Board or as Lead Director, in each such case including the value of any awards in shares of common stock that are received in lieu of all or a portion of any annual Board Chair, Committee Chair, or Lead Director cash retainers or similar cash-based payments and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any awards granted in a previous year.

In calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes, the fair market value will be deemed to be equal to the reported closing price of a share on the day prior to the date of grant of the full value awards.

Limit on Stock Options/SARs	The 2022 Plan places a limit of 1,530,000 shares that may be issued pursuant to ISOs (as defined below). The 2022 Plan also places a limit of 600,000 shares that are subject to options or shares that are subject to stock appreciation rights (SARs, as defined below) that may be granted to any one participant per year.
Limit on Restricted Stock and Restricted Stock Units	The 2022 Plan places a limit of 200,000 restricted stock or restricted stock units that may be granted to any one participant per year.
Limit on Performance Shares and Performance Unit	The 2022 Plan places a limit of 200,000 performance shares or performance units that may be granted to any one participant per year, or equal to the value of 200,000 shares determined as of the date of vesting or payout, as applicable.
Limit on Cash-Based Awards	The 2022 Plan places a limit of $6,000,000 on the amount to be awarded or credited with respect to cash-based awards to any one participant per year.
Limit on Other-Stock Based Awards	The 2022 Plan places a limit of 200,000 shares that can be granted as Other Stock-Based Awards to any one participant per year.
No Evergreen Provision	The 2022 Plan does not include an evergreen provision, which would automatically add shares to the share authorization each year.
No repricing or exchanging stock options or SARs without shareholder approval	The 2022 Plan prohibits the repricing or exchanging of stock options and SARs unless shareholders approve such action. The 2022 Plan also prohibits the cash buyout or the grant of new awards in substitution of stock options and SARs where the exercise price is less than fair market value.
No discounted options or SARs, except in the case of mergers and acquisitions to maintain existing structure of awards	Stock options and SARs must be granted with an exercise price equal to or greater than the fair market value of the shares on the date of grant, except for those issued in substitution of outstanding awards in the context of mergers and acquisitions.

Proxy Statement	85

Executive Compensation

No reloads	The 2022 Plan prohibits the granting of reload stock options.
Minimum Vesting Requirements	Minimum vesting period of at least one year from the grant date for all awards granted under the 2022 Plan, except a maximum of five percent (5%) of the share authorization may be granted without being subject to such minimum vesting requirement.
Double trigger Change in Control Vesting	Generally, the vesting of awards under the 2022 Plan will not be accelerated solely due to the occurrence of a change in control, provided that the Compensation Committee determines, prior to the change in control, that awards will be honored or assumed by any successor or replaced with substantially equivalent awards. Such replacement awards must provide for acceleration of vesting for certain terminations of employment that occur within a period of 12 months after the date of the change in control, unless an agreement between the Company and a participant calls for a longer protection period.
Material amendments require shareholder approval	No amendment to the 2022 Plan may be made without shareholder approval if shareholder approval is required by law, regulation or stock exchange rule. Currently, the New York Stock Exchange would require shareholder approval of amendments to: (i) materially increase in the number of shares available under the plan; (ii) expand the types of awards under the plan; (iii) materially expand the class of employees, Directors or others eligible to receive awards under the plan; (iv) materially change the method of determining the exercise price of stock options under the plan; or (v) eliminate or limit any provision prohibiting the repricing of stock options.
Administered by an Independent Committee	The 2022 Plan is administered by the Compensation Committee whose members are all independent directors.
No dividends on performance-based awards	The 2022 Plan prohibits dividends to be paid on unvested performance shares.
Awards subject to forfeiture/claw-back	The 2022 Plan makes awards subject to the Company’s claw-back policy, which is described on page 73 in this proxy statement.
Description of the 2022 Plan
The 2022 Plan provides Grainger the ability to use equity-based awards to attract, retain and motivate its employees and those of its affiliates as well as non-employee Directors of Grainger. These awards help align employees and Directors with Grainger’s financial success and are intended to encourage them to devote their best efforts to Grainger’s business over the long term. As a result, these awards are expected to help advance and align the interests of Grainger and its shareholders.
The 2022 Plan will become effective upon shareholder approval at the 2022 annual meeting of shareholders and will terminate ten years later unless terminated sooner.
A summary of the material features of the 2022 Plan is provided below, which is qualified in its entirety by reference to the complete text of the 2022 Plan, and which is attached as Appendix C to this proxy statement.
2022 Plan Share Authorization
The maximum number of shares of common stock authorized to be granted under the 2022 Plan is 1,530,000 which will consist of new or treasury shares. Also available for awards under the 2022 Plan will be the number of shares subject to awards granted and outstanding under the Prior Plans that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, vested shares). If the 2022 Plan is approved by shareholders, no additional awards will be made after the date of its approval under any of the Prior Plans, though awards previously granted under the Prior Plans will remain outstanding in accordance with their terms.

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Shares are counted against the authorization when granted. However, if awards terminate by expiration, forfeiture, cancellation, or otherwise are settled in cash in lieu of shares, or exchanged for awards not involving shares, then the number of shares underlying such awards will again be available for grant under the 2022 Plan. In addition, if the option price of any option is satisfied by tendering shares to the Company, or if a SAR is exercised, the full number of shares underlying such award will count against the number of shares available under the 2022 Plan. If the tax withholding requirements with respect to any award, other than an option or a SAR, are satisfied by withholding shares, the number of withheld shares will again be available for grant under the 2022 Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its affiliates will not be counted against the shares available under the 2022 Plan.
Except with respect to a maximum of five percent of the authorized shares, all awards will have a minimum vesting schedule of at least one year from the grant date of the award, provided that the Compensation Committee may permit acceleration of vesting of such awards in the event of the participant’s death, disability, retirement, a change in control, or as otherwise permitted under the 2022 Plan.
Sizing the 2022 Plan’s Share Authorization
In determining the share authorization for the 2022 Plan, the Board and the Compensation Committee reviewed the Company’s current and proposed equity dilution from equity plans (set forth below), the Company’s historical use of equity awards, including our run rate (set forth below), and projections regarding possible future equity grants assuming that the 2022 Plan is approved by shareholders and that the types of our equity grants remain consistent with historic equity grants. The Board and Compensation Committee determined that it would be in the Company’s best interests to seek shareholder approval of a share authorization that is likely to last at least five years assuming that future equity awards would be consistent with our historic grant practices (assuming stock price and employees and executives remain stable and no significant hirings or promotions are necessary). Consequently, the Board and Compensation Committee determined that a share authorization of 1,530,000 shares would enable the Company to accomplish this objective.
Equity Dilution of Incentive Plans
The following table sets forth the number of shares authorized for future issuance along with the equity dilution represented by the shares available for future awards as a percentage of the common shares outstanding on February 28, 2022.
•
Remaining Grants Under the 2015 Plan:   Between March 1, 2022 and April 27, 2022 (the date of the annual meeting of shareholders) no more than 120,000 shares may be granted pursuant to new awards under the 2015 Plan.

•
Following Approval of 2022 Plan:   Upon shareholder approval of the 2022 Plan, there will be no new awards granted from the Prior Plans, even if shares remain available under the Prior Plans.

Shares available and outstanding under stock plans	Shares As of 2/28/2022	Percent of Common Shares Outstanding (3)
2015 Plan Share Authorization (total shares available under prior plan)
Total shares authorized for future awards under the 2015 Plan and other Prior Plans as of February 28, 2022	2,069,166	4.0%
Maximum Shares to be granted under the 2015 Plan between March 1, 2022 and April 27, 2022 (1)	120,000	0.2%
2022 Plan Share Authorization (total shares available for issuance under new 2022 Plan)
New Shares—Total new shares authorized for future awards after approval of the 2022 Plan	1,530,000	3.0%

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Shares available and outstanding under stock plans	Shares As of 2/28/2022	Percent of Common Shares Outstanding (3)
Total stock options underlying outstanding grants and awards	445,143	0.9%
Total full value share underlying outstanding grants and awards	451,542	0.9%
Total underlying outstanding grants and awards (2)	896,685	1.8%
2022 Plan Share Authorization (total shares available for issuance)	2,426,685	4.7%

(1)
No more than 120,000 shares may be granted pursuant to new awards under the 2015 plan between March 1, 2022 and April 27, 2022 (the date of the annual meeting of shareholders). No awards can be granted under any of the other Prior Plans.

(2)
Total shares underlying previously granted outstanding awards under any Prior Plans that cease to be subject to awards for any reason (other than by exercise for, or settlement in, shares)

(3)
Based on 51,103,170 Common Shares outstanding as of February 28, 2022.

The equity overhang, or the percentage of outstanding shares represented by all stock incentives awarded and those available for future awards pursuant to the 2022 Plan and all Prior Plans was 4.5% (calculated as all shares issuable upon exercise of outstanding stock options and vesting of outstanding restricted stock and restricted stock units, plus shares available for future awards, divided by basic common shares outstanding as of February 28, 2022 plus shares in the numerator).
Actual future equity dilution will be impacted by the following factors:
•
The number and types of awards that are actually granted under the 2022 Plan;

•
The number of awards that are actually earned/paid out for performance-based awards—the calculation above assumes all performance-based awards are earned at target; and

•
The extent to which the Company conducts share buybacks, which mitigate potential equity dilution.

The following table sets forth information regarding outstanding stock options, restricted stock, restricted stock units, and performance share units as of December 31, 2021, and as of February 28, 2022.
Outstanding Awards
Outstanding Awards as of:	12/31/2021	2/28/2022
Stock Options
—# Outstanding	461,109	445,143
—Weighted Average Exercise Price	$260.47	$260.38
—Weighted Average Remaining Years of Contractual Life	5.07 years	4.90 years
Non-Vested Restricted Stock, RSUs, PRSUs, PSUs, and DSUs	460,213	451,542
Shares Available under the 2015 Plan	2,067,752	2,069,166(1)

(1)
Represents the total shares remaining available for grant under the 2015 Plan, but no more than 120,000 of those shares can be granted as awards under the 2015 Plan between March 1, 2022 and April 27, 2022 and no awards can be granted under the other Prior Plans. Upon shareholder approval of the 2022 Plan, there will be no new awards granted from the Prior Plans, even if shares remain available under the Prior Plans.

Run Rate
The Company makes equity awards at market competitive levels to ensure that the overall compensation program attracts, retains and motivates our employees. Run rate is generally calculated as (a) all stock options and non-performance restricted stock and restricted stock units granted in a fiscal year plus (b) actual performance shares vested in a fiscal year, divided by (c) the number of basic common shares outstanding at the end of that fiscal year.

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The following table sets forth information regarding awards granted and earned, the run rate for each of the last three fiscal years, and the average run rate over the last three years.
Run Rate
	FY 2019	FY 2020	FY 2021	3-Year Average
(A) Stock options granted	141,753	0	0	47,251
(B) Service-based restricted stock and restricted stock units granted	96,823	140,815	105,866	114,501
(C) Actual performance-based restricted stock, restricted stock units and performance shares earned	20,031	35,312	22,798	26,047
(D) Weighted average basic common shares outstanding for fiscal year	54,666,045	53,508,750	51,920,631	53,365,142
Run Rate [(A+B+C)/D]	0.47%	0.33%	0.25%	0.35%
Forecasted Share Usage
If shareholders approve the 2022 Plan, we currently anticipate that the number of shares approved for the 2022 Plan will meet our expected needs through at least 2027. In determining the projected share utilization, the Compensation Committee considered a forecast that included the following factors:
•
If approved by shareholders, no more than 1,530,000 shares would be available for grant under the 2022 Plan, plus any of the shares underlying awards outstanding under the Prior Plans that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, shares);

•
Forecasted future grants (based on historical grant practices);

•
Increased share requirements for new hires and promotions, as we expand our business; and

•
Estimated future cancellations of awards that increase the number of shares available for grant under the 2022 Plan (also based on our past experience).

We anticipate that we will need to request shareholder approval to increase the number of shares available for issuance under the 2022 Plan at our annual meeting of shareholders in 2027. However, future circumstances and changes in our business needs may require us to make a request sooner or later than that meeting.

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Participant Award Limits
The 2022 Plan imposes annual per-participant award limits as follows:
Award(s)	Plan Year Limit
Stock Options/SARs	600,000 shares
Restricted Stock and Restricted Stock Units	200,000 shares
Performance Shares and Performance Units	200,000 shares or value of 200,000 shares
Cash-Based Awards	$6 million
Other Stock-Based Awards	200,000 shares
Non-employee Director Awards	$750,000, taken together with any cash fees paid, and an additional $750,000 for a non-employee director designated as the chair of the Board or the Lead Director
The number and kind of shares that may be issued or subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Compensation Committee to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, including without limitation distributions of stock or property other than normal cash dividends. The Compensation Committee may also make adjustments to reflect unusual or nonrecurring events.
Administration
The Compensation Committee is responsible for administering the 2022 Plan and has the discretionary power to interpret the terms and intent of the 2022 Plan and any related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. The Compensation Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Compensation Committee may also delegate to one or more Grainger officers the power to designate other employees (other than officers subject to Section 16 of the Securities Exchange Act of 1934, as amended) to be recipients of awards.
Eligibility
Employees of Grainger and its affiliates and/or subsidiaries and non-employee Directors of Grainger who are selected by the Compensation Committee are eligible to participate in the 2022 Plan. There are currently approximately 24,200 eligible employees, and 12 eligible non-employee Director nominees standing for re-election at the 2022 annual meeting of shareholders.
Types of Awards
The 2022 Plan provides that the Compensation Committee may grant awards of various types. A description of each of the types of awards follows.
Stock Options.   The Compensation Committee may grant both incentive stock options (ISOs) and nonqualified stock options (NQSOs) under the 2022 Plan. Eligibility for ISOs is limited to employees of Grainger and its subsidiaries (determined under IRS rules). The exercise price for options cannot be less than the fair market value of Grainger common stock as of the date of grant. The latest expiration date cannot be later than the tenth anniversary of the date of grant. The exercise price may be paid with cash or its equivalent, with previously acquired shares of common stock, or by other means approved by the Compensation Committee, including by means of a broker-assisted exercise.

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Stock Appreciation Rights.   The Compensation Committee may grant SARs under the 2022 Plan either alone or in tandem with stock options. The grant price of a SAR cannot be less than the fair market value of Grainger common stock as of the date of grant. The grant price of a SAR granted in tandem with a stock option will be the same as the option price of the tandem option. SARs cannot be exercised later than the tenth anniversary of the date of grant.
Freestanding SARs may be exercised on such terms as the Compensation Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of a SAR, the holder will receive from Grainger shares of common stock, equal in value to the difference between the fair market value of the common stock subject to the SAR, determined as described above, and the grant price.
Restricted Stock and Restricted Stock Units.   The Compensation Committee may award restricted common stock and restricted stock units. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock unit awards result in the transfer of shares of stock to the participant only after specified conditions are satisfied. A holder of restricted stock is treated as a current shareholder and is entitled to dividend and voting rights, whereas the holder of a restricted stock unit award is treated as a shareholder with respect to the award only when the shares of common stock are delivered in the future. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units.
Performance Share and Performance Unit Awards.   Performance share and performance unit awards may be granted under the 2022 Plan. Performance shares will have an initial value that is based on the fair market value of the stock as of the date of grant. Performance unit awards will have an initial value that is determined by the Compensation Committee. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Compensation Committee are met. The performance goals may be evaluated quantitatively, qualitatively or a combination thereof, as determined by the Compensation Committee. The performance goals for performance share and performance unit awards will include the following performance measures:
Financial Metrics:
•
Net sales or revenue growth;

•
Return measures (including, but not limited to ROIC, assets, capital, equity, and sales);

•
Gross profit margin;

•
Operating expense ratios;

•
Operating expense targets;

•
Productivity ratios;

•
Operating income;

•
Gross or operating margins;

•
Earnings before or after taxes, interest, depreciation and/or amortization;

•
Net earnings or net income (before or after taxes);

•
Earnings per share;

•
Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment);

•
Working capital targets;

•
Capital expenditures;

•
Share price (including, but not limited to, growth measures and total shareholder return);

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•
Appreciation in the fair market value or book value of a share;

•
Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of the capital);

•
Total shareholder return;

•
Debt to equity ratio / debt levels; and

•
Inventory control / efficiency.

Non-financial Metrics:
•
Customer satisfaction / service (relative improvement);

•
Market share;

•
Employee satisfaction / engagement;

•
Employee retention / attrition;

•
Safety;

•
Diversity, Equity and/or Inclusion;

•
Other environmental, sustainability, social and corporate governance goals and objectives; and

•
Any other goals and objectives that the Compensation Committee determines, in its sole discretion, are appropriate.

The Compensation Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in management’s discussion of financial condition and results of operations appearing in Grainger’s annual report to shareholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.
In the event that applicable tax or securities laws change to permit the Compensation Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Compensation Committee will have sole discretion to make such changes without obtaining shareholder approval. Generally, awards may be paid in the form of cash, shares of common stock, or in any combination, as determined by the Compensation Committee.
Other Stock-Based Awards.   The Compensation Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted stock, restricted stock units, performance shares, or performance units. The terms and conditions of each other stock-based award will be determined by the Compensation Committee. Payment under any other stock-based award will be made in shares of common stock or cash, as determined by the Compensation Committee.
Cash-Based Awards.   The Compensation Committee may grant cash-based awards under the 2022 Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Compensation Committee may determine that are consistent with the terms of the 2022 Plan. Although based on a specified amount of cash, cash-based awards may be paid, in the Compensation Committee’s discretion, either in cash or by the delivery of shares of common stock.
Fair Market Value
Fair market value under the 2022 Plan may be determined by reference to market prices on a particular trading day or on an average of trading days. Unless the Compensation Committee determines otherwise,

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for options or SARs, fair market value is equal to the reported closing price of a share on the grant date, and for full value awards, fair market value is equal to the reported closing price of a share on the day prior to the date of grant.
Dividend Equivalent Rights
Unless otherwise provided by the Compensation Committee, dividend equivalent rights shall be granted for each full value award not entitled to dividends (other than performance units), to be credited as of dividend payment dates, during the period between the date the Full Value Award is granted and the date the full value award vests or expires. Dividend equivalent rights will accrue and be paid, as determined by the Compensation Committee and reflected in the applicable award agreement, either (a) at the time of the applicable dividend payment date, or (b) the time the related award vests. Such dividend equivalent rights will be converted to cash or additional shares of common stock by such formula and at such time and subject to such limitations as may be determined by the Compensation Committee. Under no circumstances may dividend equivalents be granted for any stock option or SAR. Under the 2022 Plan, full value awards are defined as any award of restricted stock, restricted stock units, performance shares, performance units or other stock-based awards where other such awards are settled by the issuance of shares.
Termination of Employment
The Compensation Committee will determine how each award will be treated following termination of the holder’s employment with or service for Grainger and its affiliates, including the extent to which unvested portions of the award will be forfeited and the extent to which stock options, SARs or other awards requiring exercise will remain exercisable.
Treatment of Awards Upon a Change in Control
The occurrence of a “change in control” of Grainger, as defined in the 2022 Plan, will not result in the acceleration of the vesting of awards under the 2022 Plan provided that the Compensation Committee determines, prior to the change in control, that the awards will be honored or assumed by any successor or converted into an equivalent award having the same remaining vesting period and term. Any such converted awards must include terms generally equivalent to those of the original awards and also provide for accelerated vesting if the participant suffers an Involuntary Termination of Employment/Services (as defined in the 2022 Plan) or terminates employment for Good Reason (as defined in the 2022 Plan) within a period of one year after the change in control (unless a greater period is provided in an agreement between the participant and the Company). However, if the Compensation Committee does not make such determination in connection with the change in control transaction, then any outstanding option or SAR will become fully exercisable, and any outstanding restricted stock, restricted stock units, other stock-based awards, or other award that was forfeitable will become non-forfeitable and fully vested, and, to the extent applicable, will be converted into shares of Grainger common stock. Any payout or conversion of a performance-based award will be deemed to have been earned at the greater of actual performance, as determined by the Compensation Committee, or the target level for the applicable performance period.
Treatment of Awards Upon Disposition of a Facility or Operating Unit
If Grainger or any of its affiliates or subsidiaries closes or disposes of a facility or operating unit or sells or otherwise disposes of a subsidiary, or reduces or eliminates ownership interests in any operating unit so that such operating unit ceases to be majority owned by Grainger or any of its affiliates or subsidiaries, then with respect to awards held by participants employed at the facility, unit, or subsidiary, the Compensation Committee may, but need not, to the extent consistent with Section 409A of the Internal Revenue Code of 1986 as amended (Code) (if applicable), (a) accelerate the exercisability of the awards, (b) remove any restrictions applicable to the awards, and/or (c) extend for up to five years the period during which the awards may be exercised (or, if earlier, the original expiration date of the award), in each case with respect to awards held by participants who will no longer be employees.

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Amendment of Awards or 2022 Plan; Adjustment of Awards
The Compensation Committee may at any time alter, amend, modify, suspend, or terminate the 2022 Plan or any outstanding award in whole or in part. No amendment of the 2022 Plan will be made without shareholder approval if shareholder approval is required by law or stock exchange rule. No amendment may adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the 2022 Plan.
Additional Provisions
Under no circumstances may a participant transfer a NQSO or a SAR for consideration. Neither ISOs nor, except as the Compensation Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime, an ISO and NQSO, and except as the Compensation Committee may determine, other awards requiring exercise, may be exercised only by the recipient. The Compensation Committee may make an award transferable to a participant’s family members or trusts, partnerships, or other entities for the benefit of the participant, participant’s family members, or charitable causes.
If provided in the award agreement, a participant’s rights to an award may be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, such as termination of employment for cause, termination of the participant’s provision of services to the Company, its affiliates, and/or subsidiaries, violation of Company policy, breach of noncompetition, confidentiality or other restrictive covenants that apply to the participant, or other conduct by the participant that is detrimental to the business or reputation of the Company, its affiliates and/or its subsidiaries.
The 2022 Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Code Section 409A. No elective deferrals or re-deferrals of compensation (as defined in Code Section 409A and/or guidance thereto), other than in regard to restricted stock units are permitted under the 2022 Plan. Such deferrals are subject to certain requirements under the 2022 Plan.
To comply with the laws in other countries in which Grainger or its affiliates and/or subsidiaries operate or may operate or have employees or Directors, the Compensation Committee may establish subplans under the 2022 Plan and modify the terms of the awards made to such employees and Directors.
Non-employee Director Awards
The 2022 Plan will also be used to grant equity awards to non-employee Directors, so that they too are incentivized to develop a sense of proprietorship and personal involvement in the development and financial success of Grainger and so that their interests will be more closely aligned with those of Grainger’s shareholders.
The maximum number of shares subject to awards granted under the 2022 Plan during any one year to any one non-employee Director, taken together with any cash fees paid or shares otherwise granted by the Company to such non-employee director during such fiscal year for service as a non-employee Director, will not exceed the following in total value:
•
up to $750,000 for each non-employee Director; and

•
up to an additional $750,000 for the non-employee Director designated as independent Chair of the Board or as Lead Director, in each such case including the value of any awards in shares of common stock that are received in lieu of all or a portion of any annual Board Chair, Committee Chair, or Lead Director cash retainers or similar cash-based payments and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any awards granted in a previous year.

In calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes, the fair market value will be deemed to be equal to the reported closing price of a share on the day prior to the date of grant of the full value awards.

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Non-employee Directors can be granted any of the awards available under the 2022 Plan except ISOs, which are only available for employees. The Board will from time to time determine the nature and number of awards to be granted to non-employee Directors.
New Plan Benefits
The future benefits or amounts that would be received under the 2022 Plan by executive officers, non-employee Directors and nonexecutive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the 2022 Plan had been in effect cannot be determined.
Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax consequences of the issuance and receipt of stock options under the 2022 Plan under the law in effect on the date of this proxy statement. The summary does not intend to cover all federal employment tax or other federal tax consequences that may be associated with the 2022 Plan, nor does it cover state, local, or non-U.S. taxes.
Qualified or Incentive Stock Options (ISOs)
In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise results in ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. The same amount is deductible by Grainger as compensation. Any additional gain recognized in the disposition is treated as a capital gain for which Grainger is not entitled to a deduction.
Nonqualified Stock Options (NQSOs) and Stock Appreciation Rights (SARs)
In general, in the case of a NQSO or SAR, the holder has no taxable income at the time of grant but realizes income in connection with exercise of the option or SAR in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price or SAR “strike” price. The same amount is deductible by Grainger as compensation, provided that income taxes are withheld from the employee. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which Grainger is not entitled to a deduction. In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as a NQSO.
Other
Awards under the 2022 Plan may be subject to tax withholding. Where an award results in income subject to withholding, participants may satisfy their tax withholding requirements by causing shares of common stock to be withheld. Otherwise, Grainger may require the participant to remit the necessary taxes to Grainger.
In general, Code Section 162(m) generally prohibits tax deductions by publicly traded companies on the portion of pay for “covered employees” that exceeds $1 million for any year. Currently, covered employees are the chief executive officer, chief financial officer and the three next-highest-compensated individuals. Taxable payments or benefits under the 2022 Plan may be subject to this deduction limit.
Under the “golden parachute” provisions of the Code, the accelerated vesting of stock options, restricted stock and benefits paid under other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are

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exceeded, a portion of the amounts payable to the participant may be subject to an additional federal excise tax of 20%, and may be nondeductible by the corporation.
Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting. Abstentions will have the same effect as votes against the proposal but broker non-votes will not affect the outcome of the vote; provided a quorum is present.

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EQUITY COMPENSATION PLANS
This table contains information as of December 31, 2021 about Grainger’s equity compensation plans, all of which have been approved by Grainger’s shareholders.
	Number of common shares to be issued upon exercise of outstanding stock options warrants, and rights	Weighted-average exercise price of outstanding stock options, warrants, and rights	Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)
Equity compensation plans approved by shareholders	923,102 (1) (2)	$260.47 (3)	2,067,752 (4)
Equity compensation plans not approved by shareholders	0	N/A	0
Total	923,102	$260.47	2,067,752

(1)
Represents 820,056 shares of common stock outstanding under the 2015 Incentive Plan, 83,046 shares of common stock outstanding under the 2010 Incentive Plan, and 20,000 shares of common stock outstanding under the 1990 Incentive Plan.

(2)
Includes an aggregate of 222,321 RSUs that are to be settled by the issuance of shares of common stock on a 1-for-1 basis. It also includes 153,368 deferred stock units to be settled upon each Director’s retirement. Additionally, it includes 86,304 performance shares which will vest and settle between 2022 and 2024. The number of shares vested is dependent on the Company sales and/or the three-year average ROIC performance versus target.

(3)
Weighted-average exercise price of outstanding stock options; excludes RSUs, performance shares, and deferred stock units.

(4)
Represents shares of common stock authorized for issuance under the 2015 Incentive Plan in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, RSUs of common stock and other stock-based awards. Under the 2015 Incentive Plan, full value awards (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, RSUs, deferred stock units, and other stock-based awards) may be granted within the limit of no more than 1,000,000 shares of the share authorization. There are no shares of common stock available for future issuance under other plans.

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Executive Compensation

TRANSACTIONS WITH RELATED PERSONS
Grainger’s Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the BANC, for the review, approval, or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any Director, executive officer, or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be previously reviewed by the BANC to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties. The BANC determined that the Company did not engage in any related person transactions in 2021.
In the ordinary course of its operations during 2021, Grainger engaged in various types of transactions with organizations with which Directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business during 2021, Grainger bought products and/or services from, or sold products and/or services to, companies with which Mses. Jaspon, Perez and Slavik Williams, and Messrs. Adkins, Santi, Watson and White are or were associated as senior executives or otherwise as of December 31, 2021. In no instance did the total amount of the purchases from or sales to any such company during 2021 represent more than 0.088% of the consolidated gross revenues of that company for the year or more than 0.098% of the consolidated gross revenues of Grainger for the year. We believe that such transactions have been conducted on an arms’-length basis and do not represent a material interest to the Directors.
In addition, as part of its overall 2021 charitable contributions program, Grainger made donations to tax-exempt organizations with which one or more Directors serve as officers, Directors or trustees. In no instance did the total amount of the contributions to any charitable organization exceed $35,225 during 2021.

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QUESTIONS AND ANSWERS
VIRTUAL MEETING
How do I attend the Virtual Annual Meeting of Shareholders?

To virtually attend the annual meeting, go to the virtual Annual Meeting Website at www.virtualshareholdermeeting.com/GWW2022; then, you must enter the 16-digit Control Number found on your proxy card or voting instruction form.
How do I vote prior to the virtual annual meeting?

You may vote your shares prior to the virtual annual meeting via the internet by visiting www.ProxyVote.com, via telephone by calling 1-800-690-6903 or, if you received a paper copy of a proxy or voting instruction card, by mail, by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided.
How do I vote during the virtual annual meeting?

You may vote your shares and submit your questions during the virtual annual meeting by entering your Control Number and following the instructions also available on the Annual Meeting Website. You may vote during the virtual meeting by going to www.virtualshareholdermeeting.com/GWW2022.
PROXY MATERIALS
What is the purpose of this proxy statement?

This proxy statement relates to the 2022 annual meeting of shareholders of Grainger, to be held on April 27, 2022, and any adjournment of that meeting to a later date. It contains information intended to help you make your voting decisions. We are sending this proxy statement to you because Grainger’s Board of Directors is soliciting your proxy to vote your shares at the meeting. This proxy statement and other proxy-soliciting materials were first sent or made available to shareholders on or about March 17, 2022.
What does it mean if I receive more than one set of proxy materials?

Receiving multiple sets of proxy-soliciting materials generally means that your Grainger shares are held in different names or in different accounts. You must sign, date and return all proxy forms to ensure that all of your shares are voted.
May I revoke my proxy?

Yes. You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:
•
Deliver to Grainger’s Corporate Secretary timely written notice that you are revoking your proxy; or

•
Provide to Grainger another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

•
Vote during the virtual meeting.

VOTING INFORMATION
Who is entitled to vote?

Holders of shares of common stock outstanding on Grainger’s books at the close of business on March 7, 2022, the record date for the meeting, may vote. There were 51,102,235 shares of common stock outstanding on that date.
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What is the difference between holding shares as “shareholder of record” and as “beneficial owner”?

If your shares are registered directly in your name with Grainger’s transfer agent, Computershare Trust Company, N.A., you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote during the virtual meeting.
If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction. If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of Directors, on the advisory vote on the compensation of Grainger’s Named Executive Officers (NEOs) or on the approval of the W.W. Grainger, Inc. 2022 Incentive Plan. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors, on the advisory vote on the compensation of Grainger’s NEOs, on the approval of the W.W. Grainger, Inc. 2022 Incentive Plan, and on other matters to be considered at the meeting.
If my shares are held in “street name,” can my broker vote for me?

Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of Directors, on the advisory vote related to executive compensation, on the approval of the
W.W. Grainger, Inc. 2022 Incentive Plan or on any non-routine matters.
What is the voting standard for each annual meeting agenda items?

Annual Meeting Agenda Item	Voting Standard	Frequency of Vote	Cumulative Voting?
Election of Directors	Majority Voting	Annual	Yes
Ratification of Independent Auditor	Majority Voting	Annual	No
(Non-binding) Advisory Vote on NEO Compensation (“Say on Pay”)	Majority Voting	Annual	No
Approval of the W.W. Grainger, Inc. 2022 Incentive Plan	Majority Voting	N/A	No
What is cumulative voting? How many votes do I have?

Under Illinois law and Grainger’s By-laws, you have the right to cumulative voting in the election of Directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of Directors being elected. You may cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee, or you may apportion your votes among two or more nominees.
Cumulative voting is only available for Director elections. In any matter other than the election of Directors, each of your shares is entitled to one vote.
Does Grainger have majority voting for the election of Directors with a resignation policy for Directors failing to receive the required majority vote?

Yes. As required under Illinois law, Directors may only be elected by the votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting. Moreover, in accordance with the Company’s Criteria for Membership on the Board of Directors, any Director standing for re-election (including the 12 nominees standing for election at the annual meeting) who fails to receive the required majority vote is expected to tender his or her resignation for consideration by the BANC. The BANC will consider the resignation and make a recommendation to the Board of Directors concerning the acceptance or rejection of the resignation. The Board will then take formal action on the

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BANC’s recommendation within 90 days after the results of the Director election at the annual meeting are certified. Following the Board’s decision on the BANC’s recommendation, the Company will publicly disclose the Board’s decision.
What voting standard applies to the ratification of the appointment of the independent auditor?

Ratification of the appointment of the independent auditor requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting.
What voting standard applies to the advisory vote on the compensation of the NEOs?

Although the shareholders’ vote is advisory and therefore non-binding, the vote on the compensation of the Named Executive Officers (Say on Pay)—Grainger’s five highest paid executive officers whose compensation is discussed in the Compensation Discussion and Analysis section of this proxy statement—is determined by the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting.
How frequently does Grainger conduct an advisory vote on the compensation of its NEOs?

The Board of Directors has determined to hold an advisory vote on the compensation of the Named Executive Officers (Say on Pay) at every annual meeting of shareholders. Shareholders have the opportunity to cast an advisory vote on the frequency of Say on Pay votes at least every six years. At the 2017 annual meeting, the shareholders voted for one year as the frequency of the Say on Pay vote. The next advisory vote on the frequency of the Say on Pay vote will occur at Grainger’s 2023 annual meeting.
What voting standard applies to the vote on the approval of the W.W. Grainger, Inc. 2022 Incentive Plan?

Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the annual meeting.
What if I don’t indicate my voting choices?

If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger’s Board. Specifically, your shares will be voted, either individually or cumulatively:
•
FOR the election of the 12 Director nominees;

•
FOR the proposal to ratify the appointment of the independent auditor;

•
FOR the approval of the non-binding advisory vote on the compensation of Grainger’s NEOs; and

•
FOR the approval of the W.W. Grainger, Inc. 2022 Incentive Plan.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of Directors, on the advisory resolution on the compensation of Grainger’s NEOs, and on the approval of the W.W. Grainger, Inc. 2022 Incentive Plan; otherwise, your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors and on other matters to be considered at the meeting.
How does discretionary voting apply?

Grainger is not aware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the

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matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.
What constitutes a quorum at the meeting?

A majority of the outstanding shares entitled to vote on a matter must be present or represented by proxy at the annual meeting to constitute a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by Internet, or by signing, dating, and returning a proxy form.
Where can I find the voting results?

We will report the voting results on a Form 8-K within four business days after the end of our annual meeting.
What is the deadline for receipt of shareholder proposals for inclusion in the 2023 annual meeting proxy statement?

A shareholder who intends to present a proposal at the next annual meeting of shareholders and who wishes the proposal to be included in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Exchange Act), must submit the proposal in writing to the Corporate Secretary at the address on the notice of virtual annual meeting accompanying this proxy statement. The proposal must be received by Grainger no later than November 17, 2022 and must comply with the applicable SEC rules and other requirements prescribed in our By-laws.
What is the procedure for nomination of Directors at the 2023 annual meeting of shareholders using Grainger’s proxy access By-laws?

A qualifying shareholder, or a group of up to 20 qualifying shareholders, owning 3% or more of the Company’s outstanding shares of common stock continuously for at least the previous three years may nominate and include in Grainger’s proxy statement and proxy card qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.
What is the procedure for other nominations of Directors or proposals to transact business at the 2023 annual meeting of shareholders?

A shareholder entitled to vote for the election of Directors at an annual meeting and who is a shareholder of record on:
•
the record date for that annual meeting;

•
the date the shareholder provides timely notice to Grainger; and

•
the date of the annual meeting

may directly nominate persons for Director or make proposals of other business to be brought before the annual meeting, by providing proper timely written notice to the Corporate Secretary at the address on the notice of annual meeting accompanying this proxy statement.
Our By-laws require that written notice of proposals intended to be presented by a shareholder at the next annual meeting, but that are not intended for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 of the Exchange Act, be delivered no earlier than December 28, 2022, and no later than January 27, 2023.

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Our By-laws also require that written notice of nominees for the election of Directors intended to be made by a shareholder at the next annual meeting be delivered by no later than the date with respect to submission of shareholder proposals under Rule 14a-8 of the Exchange Act as set forth in the proxy statement for the preceding annual meeting of shareholders, which in this case is November 17, 2022.
To be in proper written form, these notices must include certain information required by our By-laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed Director nominee.
A copy of our By-laws is available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com/ or may be obtained free of charge on written request to the Corporate Secretary at the address on the notice of annual meeting accompanying this proxy statement.
INFORMATION NOT INCORPORATED INTO THIS PROXY STATEMENT
Neither the Company’s EEO-1 or ESG Reports, nor the information on the Company’s websites, including http://invest.grainger.com/ and http://www.GraingerESG.com, will be deemed to be incorporated into this proxy statement by reference or otherwise incorporated into any other filings the Company makes with the SEC, except to the extent the Company specifically incorporates any such information by reference.

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Appendix A—Categorical Standards for Director Independence

APPENDIX A
CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE
Business Transactions.   A Director’s independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company’s annual sales to Grainger are less than one percent (1%) of that company’s consolidated gross revenues and if in each of the three most recent fiscal years Grainger’s sales to the other company are less than one percent (1%) of that company’s consolidated gross revenues.
Tax-Exempt Contributions.   A Director’s independence will not be deemed to be impaired by reason of his or her service as an officer, Director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger’s contributions to the organization are less than one percent (1%) of the organization’s total annual contributions.

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Appendix B—Definitions and Non-GAAP Financial Measures

APPENDIX B
NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
“2019 adjusted ROIC” means the Company’s return on invested capital calculated using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 20) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 20, 2020). The GAAP financial statements are the source for all amounts used in the ROIC calculation. ROIC is calculated using operating earnings divided by net working assets (a five-point average for the year-to-date). Net working assets are working assets minus working liabilities defined as follows: working assets equal total assets less cash equivalents (five-point average of $150.2 million), deferred taxes, and investments in unconsolidated entities (part of Other Assets), plus the LIFO reserve (part of Inventories—net; five-point average of $414.1 million). Working liabilities are the sum of trade payables, accrued compensation and benefits, accrued contributions to employees’ profit-sharing plans, and accrued expenses. The Compensation Committee previously accepted the Company’s calculation of 2019 adjusted ROIC, which was 29.3%.
2019 Adjusted ROIC Reconciliation (in millions of dollars)	Q4’18	Q1’19	Q2’19	Q3’19	Q4’19	Value
Adjusted Operating Earnings [A]						$1,388
Total Assets	$5,873	$6,014	$5,992	$5,922	$6,005
Less: Cash Equivalents	$288	$150	$80	$89	$144
Less: Deferred and prepaid income taxes	$22	$20	$24	$22	$22
Less: Investments in unconsolidated entities	$2	$0	$0	$0	$0
Less: Right of Use Asset	$0	$188	$200	$207	$223
Plus: LIFO reserves	$394	$405	$419	$425	$426
Less: Working Liabilities (1)	$1,342	$1,238	$1,297	$1,290	$1,350
Total Net Working Assets (5-point Avg) [B]	$4,613	$4,823	$4,810	$4,739	$4,692	$4,735
Adjusted ROIC [A/B]						29.3%

(1)
Defined as the sum of trade accounts payables, accrued compensation and benefits, accrued contributions to team members’ profit sharing plans and accrued expenses.

“2020 adjusted ROIC” means the Company’s return on invested capital calculated using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 27) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on February 24, 2021). The GAAP financial statements are the source for all amounts used in the ROIC calculation. ROIC is calculated using operating earnings divided by net working assets (a five-point average for the year-to-date). Net working assets are working assets minus working liabilities defined as follows: working assets equal total assets less cash equivalents (five-point average of $745.2 million), deferred taxes, and investments in unconsolidated entities, plus the LIFO reserve (five-point average of $443.6 million). Working liabilities are the sum of trade payables, accrued compensation and benefits, accrued contributions to employees’ profit sharing plans, and accrued expenses. The Compensation Committee previously accepted the Company’s calculation of 2020 adjusted ROIC, which was 28.2%.

Proxy Statement	B-1

Appendix B—Definitions and Non-GAAP Financial Measures

2020 Adjusted ROIC Reconciliation (in millions of dollars)	Q4’19	Q1’20	Q2’20	Q3’20	Q4’20	Value
Adjusted Operating Earnings [A]						$1,327
Total Assets	$6,005	$7,177	$7,194	$6,583	$6,295
Less: Cash Equivalents	$144	$1,271	$1,368	$621	$322
Less: Deferred and prepaid income taxes	$22	$75	$43	$40	$21
Less: Right of Use Asset	$223	$210	$210	$210	$210
Plus: LIFO reserves	$426	$436	$444	$466	$446
Less: Working Liabilities (1)	$1,350	$1,443	$1,327	$1,409	$1,391
Total Net Working Assets (5-point Avg) [B]	$4,692	$4,614	$4,690	$4,769	$4,797	$4,712
Adjusted ROIC [A/B]						28.2%

(1)
Defined as the sum of trade accounts payables, accrued compensation and benefits, accrued contributions to team members’ profit sharing plans and accrued expenses.

“2021 adjusted ROIC” means the Company’s return on invested capital calculated using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 27) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 23, 2022). The GAAP financial statements are the source for all amounts used in the ROIC calculation. ROIC is calculated using operating earnings divided by net working assets (a five-point average for the year-to-date). Net working assets are working assets minus working liabilities defined as follows: working assets equal total assets less cash equivalents (five-point average of $268.4 million), deferred taxes, and investments in unconsolidated entities, plus the LIFO reserve (five-point average of $461.9 million). Working liabilities are the sum of trade payables, accrued compensation and benefits, accrued contributions to employees’ profit sharing plans, and accrued expenses. For purposes of the 2021 MIP and 2019-2021 PRSU payouts, the Compensation Committee has accepted the Company’s calculation of 2021 adjusted ROIC, which was 31.9%.
2021 Adjusted ROIC Reconciliation (in millions of dollars)	Q4’20	Q1’21	Q2’21	Q3’21	Q4’21	Value
Adjusted Operating Earnings [A]						$1,547
Total Assets	$6,295	$6,333	$6,462	$6,390	$6,592
Less: Cash Equivalents	$322	$387	$377	$161	$95
Less: Deferred and prepaid income taxes	$21	$14	$61	$46	$46
Less: Right of Use Asset	$210	$210	$209	$202	$393
Plus: LIFO reserves	$446	$446	$450	$458	$510
Less: Working Liabilities (1)	$1,391	$1,436	$1,560	$1,528	$1,490
Total Net Working Assets (5-point Avg) [B]	$4,797	$4,732	$4,705	$4,911	$5,077	$4,844
Adjusted ROIC [A/B]						31.9%

(1)
Defined as the sum of trade accounts payables, accrued compensation and benefits, accrued contributions to team members retirement savings plans and accrued expenses.

“2019-2021 adjusted average ROIC” means the average of 2021 adjusted ROIC (31.9%) plus 2020 adjusted ROIC (28.2%) plus 2019 adjusted ROIC (29.3%). For purposes of the 2019-2021 PRSU payout, the Compensation Committee has accepted the Company’s calculation of 2019-2021 adjusted average ROIC, which was 29.8%.
“Adjusted EPS” means adjusted total Company earnings per share on a consolidated basis (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 27) of the Company’s Annual Report

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Appendix B—Definitions and Non-GAAP Financial Measures

on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 23, 2022). The GAAP financial statements are the source for all amounts used in the Total Company adjusted operating margin calculation.
Adjusted Earnings Per Share (EPS)	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020	Increase over Prior Year
Diluted earnings per share reported	$19.84	$12.82	54.8%
Restructuring, net (High-Touch Solutions N.A.)	$—	$0.33
Restructuring, net (Endless Assortment)	$—	$0.16
Other:	$—
Impairment charges	$—	$3.26
Fabory Divestiture	$—	$2.02
Grainger China Divestiture	$—	$(0.09)
Subtotal—other	$—	$5.19
Total pretax adjustments	$—	$5.68
Tax effect (1)	$—	$(2.32)
Total, net of tax	$—	$3.36
Diluted earnings per share adjusted	$19.84	$16.18	22.6%

(1)
The tax impact of adjustments is calculated based on the income tax rate in each applicable jurisdiction, subject to deductibility limitations and the company’s ability to realize the associated tax benefits.

“Adjusted operating earnings” means total Company adjusted operating earnings on a consolidated basis (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 27) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 23, 2022). The GAAP financial statements are the source for all amounts used in the Total Company adjusted operating margin calculation.
Adjusted Operating Earnings (in millions of dollars)	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020	Increase over Prior Year
Total company operating earnings reported	$1,547	$1,019	51.8%
Restructuring, net (High-Touch Solutions N.A.)	$—	$18
Restructuring, net (Endless Assortment)	$—	$9
Other:
Impairment charges	$—	$177
Fabory divestiture	$—	$109
Grainger China divestiture	$—	$(5)
Subtotal—other	$—	$281
Subtotal—total company	$—	$308
Total company operating earnings adjusted	$1,547	$1,327	16.6%
“Adjusted operating margin” means total Company adjusted operating earnings over net sales on a consolidated basis using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (page 27) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 23, 2022). The GAAP financial statements are the source for all amounts used in the Total Company adjusted operating margin calculation.
For purposes of the PSUs, adjusted operating margin is calculated based on a three-year average and excludes results for Fabory (post June 30, 2020) and Grainger China (post August 21, 2020) in the prior year period to reflect the completed divestitures of these businesses.

Proxy Statement	B-3

Appendix B—Definitions and Non-GAAP Financial Measures

“Endless Assortment segment revenue growth” refers to revenue growth associated with the Endless Assortment reportable segment. Effective January 1, 2021, Grainger established the Endless Assortment reportable segment, which includes Zoro Tools, Inc. in the U.S., MonotaRO Co., Ltd. in Japan, and Zoro UK Limited.
“Endless assortment model” refers to one of two of Grainger’s business models, where the Company’s endless assortment businesses are focused on providing a simple, transparent and streamlined experience for customers to shop millions of products and includes the following Endless Assortment businesses: Zoro Tools, Inc. in the U.S.; MonotaRO Co., Ltd. in Japan; and Zoro UK Limited.
“High-touch solutions model” refers to one of two of Grainger’s business models, where the Company’s high-touch businesses provide value-added maintenance, repair and operating (MRO) solutions that are rooted in deep product knowledge and customer expertise primarily in North America. Effective January 1, 2021, Grainger established the High-Touch Solutions N.A. reportable segment, which includes the Grainger-branded businesses in the U.S., Canada, Mexico and Puerto Rico.
“High-Touch Solutions—U.S. business” refers to Grainger-branded businesses in the U.S. that form part of the high-touch solutions model.
“Organic, Daily Sales” refers to organic, daily sales and excludes results for Fabory (post June 30, 2020) and Grainger China (post August 21, 2020) in the prior year period to reflect the completed divestitures and the liquidation of Zoro Tools Europe which was initiated in November 2020.
The following table outlines the reconciliation of reported sales growth to organic, daily sales growth as reported on a constant currency basis:
Daily Sales Growth Reconciliation	Twelve Months Ended December 31, 2021
Reported sales	10.4%
Day impact	0.9%
Daily sales	11.3%
Business divestitures (1)	1.5%
Organic, Daily Sales	12.8%

(1)
Represents the results of Fabory (post June 30, 2020) and Grainger China (post August 21, 2020) in the prior year period to reflect the completed divestitures of these businesses and the liquidation of Zoro Tools Europe liquidation which began in November 2020.

“ROIC” means the Company’s return on invested capital calculated using operating earnings divided by net working assets.
“U.S. share gain” is a relative metric which refers to the Company’s daily sales growth calculated under High-Touch Solutions—U.S. business less estimated U.S. MRO market growth. The U.S. MRO market is based on Company estimates using a compilation of external market data.
For purposes of the PSUs granted in 2021, U.S. share gain refers to U.S. daily sales growth under High-Touch Solutions N.A. reportable segment effective January 1, 2021 less estimated U.S. MRO market growth and will be calculated based on a three-year average. The U.S. MRO market is based on Company estimates using a compilation of external market data.

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

APPENDIX C
W.W. GRAINGER, INC.
2022 INCENTIVE PLAN
Article 1.
Establishment, Purpose, and Duration

1.1   Establishment.   W.W. Grainger, Inc., an Illinois corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the W.W. Grainger, Inc. 2022 Incentive Plan (hereinafter referred to as the “2022 Plan”), as set forth in this document.
The 2022 Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.
The 2022 Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.
1.2   Purpose of the 2022 Plan.   The purpose of the 2022 Plan is to attract and retain highly qualified Employees and Directors to advance the interests of the Company by giving Employees and Directors a stake in the Company’s future growth and success, to strengthen the alignment of interests of Employees and Directors with those of the Company’s shareholders through the ownership of Shares, and to provide additional incentives for Employees and Directors to maximize the long-term success of the Company’s business.
1.3   Duration of the 2022 Plan.   Unless sooner terminated as provided herein, the 2022 Plan shall terminate ten (10) years from the Effective Date. After the 2022 Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the 2022 Plan’s terms and conditions.
1.4   No More Grants Under Prior Plans.   After the Effective Date, no more grants of awards will be made under the Prior Plans.
Article 2.
Definitions

Whenever used in the 2022 Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.
2.1   “2022 Plan” means the W.W. Grainger, Inc. 2022 Incentive Plan.
2.2   “Affiliate” means any corporation or any other entity (including, but not limited to, a partnership) that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.
2.3   “Alternative Award” has the meaning set forth in Section 17.1.
2.4   “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.
2.5   “Annual Non-employee Director Compensation Limit” has the meaning set forth in Section 4.1(b).
2.6   “Award” means, individually or collectively, a grant under the 2022 Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance

Proxy Statement	C-1

Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards, in each case subject to the terms of the 2022 Plan.
2.7   “Award Agreement” means a written or electronic agreement or other instrument or document entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the 2022 Plan. The Committee may establish, in its sole discretion, such acceptance procedures for Award Agreements (including, but not limited to, affirmative/implied/electronic acceptance requirements and written/electronic signature requirements).
2.8   “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
2.9   “Board” or “Board of Directors” means the Board of Directors of the Company.
2.10   “Cause” means, unless otherwise defined in an agreement to which the Participant (other than a Non-employee Director) is a party with the Company, an Affiliate or a Subsidiary, the occurrence of any one or more of the following actions or failures to act as determined by the Board in its reasonable judgment and in good faith:
(a)
embezzlement, fraud, or theft with respect to the property of the Company, an Affiliate or a Subsidiary or a conviction for any felony involving moral turpitude or causing material harm, financial or otherwise, to the Company, an Affiliate or a Subsidiary;

(b)
habitual neglect in the performance of the Participant’s significant duties (other than on account of incapacity due to physical or mental illness or Disability);

(c)
a demonstrably deliberate act or failure to act, including a violation of the rules or policies of the Company, an Affiliate or a Subsidiary, which causes a material financial or other loss, damage or injury to the property, reputation or employees of the Company, an Affiliate or a Subsidiary; provided, however, that, unless such an act or failure to act was done by Participant in bad faith or without a reasonable belief that Participant’s act or failure to act, as the case may be, was in the best interest of the Company, an Affiliate or a Subsidiary or was required by applicable law, such act or failure to act shall not constitute Cause if, within twenty (20) days after the Company, an Affiliate or a Subsidiary gives Participant written notice of such act or failure to act that specifically refers to this Section, Participant cures such act or failure to act to the fullest extent that is curable;

(d)
to the extent permitted by applicable law, engagement by the Participant, directly or indirectly, for the benefit of the Participant or others, in any outside activity, employment or business which is competitive with the Company or an Affiliate or a Subsidiary that employs the Participant.

By determination of the Committee or its designated agent, the Company, an Affiliate or a Subsidiary may suspend the Participant from the Participant’s duties for a period of up to thirty (30) days with full pay and benefits thereunder during the period of time in which the Board is determining whether to terminate Participant for Cause.
2.11   “Cash-Based Award” means an Award granted to a Participant as described in Article 10.
2.12   “Change in Control” means any one or more of the following events:
(a)
the consummation of:

(i)
any merger, reorganization, or consolidation of the Company or any Subsidiary with or into any corporation or other Person if Persons who were the beneficial owners (as such term is used in Rule 13d-3 under the Exchange Act) of the Company’s common stock and securities of the Company entitled to vote generally in the election of Directors (“Voting Securities”)

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

immediately before such merger, reorganization, or consolidation are not, immediately thereafter, the beneficial owners, directly or indirectly, of at least sixty percent (60%) of the then-outstanding common shares and the combined voting power of the then-outstanding Voting Securities (“Voting Power”) of the corporation or other Person surviving or resulting from such merger, reorganization, or consolidation (or the parent corporation thereof) in substantially the same respective proportions as their beneficial ownership, immediately before the consummation of such merger, reorganization, or consolidation, of the then-outstanding common stock and Voting Power of the Company; or
(ii)
the sale or other disposition of all or substantially all of the consolidated assets of the Company, other than a sale or other disposition by the Company of all or substantially all of its consolidated assets to an entity of which at least sixty percent (60%) of the common shares and the Voting Power outstanding immediately after such sale or other disposition are then beneficially owned (as such term is used in Rule 13d-3 under the Exchange Act) by shareholders of the Company in substantially the same respective proportions as their beneficial ownership of common stock and Voting Power of the Company immediately before the consummation of such sale or other disposition;

(b)
a complete liquidation or dissolution of the Company;

(c)
the following individuals cease for any reason to constitute a majority of the Directors of the Company then serving: individuals who, on the Effective Date, constitute the Board and any subsequently appointed or elected Director of the Company whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds of the Company’s Directors then in office whose appointment, election, or nomination for election was previously so approved or recommended or who were Directors on the Effective Date; or

(d)
the acquisition or holding by any person, entity, or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than by any Exempt Person, the Company, any Subsidiary, any employee benefit plan of the Company or a Subsidiary, of beneficial ownership (as such term is used in Rule 13d-3 under the Exchange Act) of twenty percent (20%) or more of either the Company’s then- outstanding common stock or Voting Power; provided that:

(i)
no such person, entity, or group shall be deemed to own beneficially any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary;

(ii)
no Change in Control shall be deemed to have occurred solely by reason of any such acquisition if both (x) after giving effect to such acquisition, such person, entity, or group has beneficial ownership of less than thirty percent (30%) of the then-outstanding common stock and Voting Power of the Company and (y) prior to such acquisition, at least two-thirds of the Directors described in paragraph (c) of this definition vote to adopt a resolution of the Board to the specific effect that such acquisition shall not be deemed a Change in Control; and

(iii)
no Change in Control shall be deemed to have occurred solely by reason of any such acquisition or holding in connection with any merger, reorganization, or consolidation of the Company or any Subsidiary which is not a Change in Control within the meaning of paragraph (a)(i) above.

Notwithstanding the occurrence of any of the foregoing events, no Change in Control shall occur with respect to any Participant if (x) the event which otherwise would be a Change in Control (or the transaction which resulted in such event) was initiated by such Participant, or was discussed by him with any third party, in either case without the approval of the Board with respect to such Participant’s initiation or discussion, as applicable, or (y) such Participant is, by written agreement, a participant on his own behalf in a transaction in which the persons (or their affiliates) with whom such Participant has the written agreement

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

cause the Change in Control to occur and, pursuant to the written agreement, such Participant has an equity interest (or a right to acquire such equity interest) in the resulting entity.
2.13   “Change in Control Price” means the price per share on a fully-diluted basis offered in conjunction with any transaction resulting in a Change in Control, as determined in good faith by the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash.
2.14   “Change in Control Protection Period” means, unless otherwise defined in an agreement between the Participant and the Company, a period of twelve (12) months following the occurrence of a Change in Control.
2.15   “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of the 2022 Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provisions.
2.16   “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer the 2022 Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the 2022 Plan that would otherwise be the responsibility of the Committee.
2.17   “Company” means W.W. Grainger, Inc., an Illinois corporation, and any successor thereto as provided in Article 20 herein.
2.18   “Director” means any individual who is a member of the Board of Directors of the Company.
2.19   “Disability” means, except as may be otherwise provided in an individual agreement to which the Participant is a party with the Company, an Affiliate or a Subsidiary, the absence of Participant from Participant’s duties with the Company, an Affiliate or a Subsidiary on a full-time basis for a period of time equal to the waiting period under a long-term disability plan of the Company, an Affiliate or a Subsidiary that is applicable to Participant, or, if no long-term disability plan is applicable, for more than one hundred eighty (180) days as a result of incapacity due to mental or physical illness that is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to Participant or Participant’s legal representative (such agreement as to acceptability not to be unreasonably withheld or delayed).
2.20   “Dividend Equivalent Right” means the right to receive an amount which is determined by multiplying the number of Shares subject to the applicable Award by the per-Share cash dividend, or the per-Share Fair Market Value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on Shares.
2.21   “Effective Date” has the meaning set forth in Section 1.1.
2.22   “Employee” means any person designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period in which the individual is classified or treated by the Company, Affiliate, and/or a Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or a Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or a Subsidiary during such period.
2.23   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.24   “Exempt Person” means any of the following:
(a)
any descendant of W.W. Grainger, or any spouse, widow or widower of such descendant (such descendants, spouses, widows and widowers collectively defined as the “Grainger Family Members”);

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(b)
any descendant of E.O. Slavik or any spouse, widow or widower of any such descendant (such descendants, spouses, widows and widowers collectively defined as the “Slavik Family Members” and with the Grainger Family Members collectively defined as the “Family Members”);

(c)
any trust which is in existence on the date of this Agreement and which has been established by one or more Grainger Family Members, any estate of a Grainger Family Member who died on or before the date of this Agreement, and The Grainger Foundation (such trusts, estates and named entity collectively defined as the “Grainger Family Entities”);

(d)
any trust which is in existence on the date of this Agreement and which has been established by one or more Slavik Family Members, any estate of a Slavik Family Member who died on or before the date of this Agreement, Mark IV Capital, Inc. and The Donald J. Slavik Family Foundation (such trusts, estates and named entities collectively defined as the “Slavik Family Entities” and with the Grainger Family Entities collectively defined as the “Existing Family Entities”);

(e)
any estate of a Family Member who dies after the date hereof, or any trust established after the date hereof by one or more Family Members or Existing Family Entities; provided that one or more Family Members, Existing Family Entities or charitable organizations which qualify as exempt organizations under Section 501(c) of the Code (“Charitable Organizations”), collectively, are the beneficiaries of at least fifty percent (50%) of the actuarially-determined beneficial interests in such estate or trust;

(f)
any Charitable Organization which is established by one or more Family Members or Existing Family Entities (a “Family Charitable Organization”);

(g)
any corporation of which a majority of the voting power and a majority of the equity interest is held, directly or indirectly, by or for the benefit of one or more Family Members, Existing Family Entities, estates or trusts described in clause (e) above, or Family Charitable Organizations; and

(h)
any partnership or other entity or arrangement of which a majority of the voting interest and a majority of the economic interest is held, directly or indirectly, by or for the benefit of one or more Family Members, Existing Family Entities, estates or trusts described in clause (e) above, or Family Charitable Organizations.

2.25   “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, (a) for Options and SARs, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the date of grant of the Option or SAR, and (b) for Full Value Awards, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the day prior to the date of grant of the Full Value Award. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided, however, that upon a broker-assisted exercise of an Option, the FMV shall be the price at which the Shares are sold by the broker.
2.26   “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.
2.27   “Full Value Award” means an Award of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards, where such Award is settled by the issuance of Shares.

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2.28   “Good Reason” means, unless otherwise defined in an agreement to which the Participant (other than a Non-employee Director) is a party with the Company, an Affiliate or a Subsidiary, any one or more of the following:
(a)
any material reduction by the Company in the base salary, annual bonus opportunity, or long-term incentive opportunity provided to Participant, or any material reduction by the Company of the aggregate benefits (other than base salary, annual bonus opportunity, or long-term incentive opportunity) provided to Participant; or

(b)
any requirement that Participant be based at any office or location more than fifty (50) miles from the location Participant was based at immediately prior to the Change in Control.

2.29   “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.
2.30   “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.
2.31   “Insider” means an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.
2.32   “Involuntary Termination of Employment/Service” means: (a) if the Participant is an Employee, the Participant’s employment shall be terminated by the Company, an Affiliate or a Subsidiary, as applicable, other than for Cause, death, Disability, or by the Participant for Good Reason, and (b) if the Participant is a Non-employee Director, the Participant’s service to the Company terminates following a Change in Control not due to a voluntary termination of service (for example, termination of service due to resignation or the Non-employee Director’s decision not to stand for re-election).
2.33   “New Employer” means a Participant’s employer, or the parent or a subsidiary of such employer, immediately following a Change in Control.
2.34   “Non-employee Director” means a Director who is not an Employee.
2.35   “Non-employee Director Award” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Non-employee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with the 2022 Plan.
2.36   “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.
2.37   “Option” means an ISO or an NQSO, as described in Article 6, and that is not a reload option, which may not be granted under the 2022 Plan.
2.38   “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
2.39   “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the 2022 Plan, granted pursuant to Article 10.
2.40   “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.
2.41   “Performance Measures” means measures as described in Article 11 on which the performance goals are based.

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2.42   “Performance Period” means the period of time during which any performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
2.43   “Performance Share” means an Award under Article 9 herein and subject to the terms of the 2022 Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance goals have been achieved.
2.44   “Performance Unit” means an Award under Article 9 herein and subject to the terms of the 2022 Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance goals have been achieved.
2.45   “Period of Restriction” means the period when Restricted Stock, Restricted Stock Units or Other Stock-Based Award are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.
2.46   “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
2.47   “Plan Year” means the calendar year.
2.48   “Pre-Tax Earnings” means earnings before income taxes.
2.49   “Prior Plans” means, collectively, the Company’s 1990 Long Term Stock Incentive Plan, 2010 Incentive Plan and 2015 Incentive Plan, as the same may have been amended and/or amended and restated from time to time.
2.50   “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.
2.51   “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.
2.52   “Share” means a share of common stock of the Company.
2.53   “Share Authorization” has the meaning set forth in Section 4.1(a).
2.54   “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.
2.55   “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
2.56   “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled).
Article 3.
Administration

3.1   General.
The Committee shall be responsible for administering the 2022 Plan, subject to this Article 3 and the other provisions of the 2022 Plan. The Committee may consult with attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals.

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.
3.2   Authority of the Committee.
The Committee shall have full and exclusive discretionary power to conclusively interpret the terms and the intent of the 2022 Plan and any Award Agreement or other agreement or document ancillary to or in connection with the 2022 Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the 2022 Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions (including, but not limited to, the vesting periods of Awards and the circumstances in which the vesting of Awards may be accelerated) as shall be set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to Article 18, adopting modifications and amendments to the 2022 Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.
3.3   Delegation.
The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under the 2022 Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number and type of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.
3.4   Permitted Transfers to Third Parties.
Notwithstanding anything in the 2022 Plan to the contrary, the Committee may make an Award transferable to a Participant’s family member or trusts, partnerships, or other entities for the benefit of the Participant, the Participant’s family members, or charitable causes. If the Committee makes an Award transferable, either as of the Award grant date or thereafter, such Award shall contain such additional terms and conditions as the Committee determines, in its sole discretion, are appropriate, necessary or advisable, and any transferee will be deemed to be bound by such terms and the terms of the 2022 Plan upon acceptance of such transfer. In no event may Awards be transferred in exchange for consideration.
Article 4.
Shares Subject to the 2022 Plan and Maximum Awards

4.1   Number of Shares Available for Awards.
(a)
Share Authorization. Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for grant to Participants under the 2022 Plan (the “Share Authorization”) shall be:

(i)
1,530,000, plus

(ii)
Any Shares subject to outstanding awards under the Prior Plans as of the Effective Date (such Shares numbering approximately 896,685 as of February 28, 2022) that on or after the

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Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares).
(b)
Non-employee Director Limit. Subject to the limit set forth in Section 4.1(a) on the maximum number of Shares that may be granted under the 2022 Plan, the value of Awards that may be granted to a Non-employee Director during any Plan Year, taken together with any cash fees paid (e.g., annual retainers for service as a Board member or as the chair of any committee of the Board) or Shares otherwise granted to such Non-employee Director during the Plan Year, shall not exceed $750,000 (the “Annual Non-employee Director Compensation Limit”). If a Non-employee Director serves as the Chair of the Board or as the Lead Director of the Board for a Plan Year, the Annual Non-employee Director Compensation Limit for such Non-employee Director shall be increased by up to an additional $750,000. For purposes of the Annual Non-employee Director Compensation Limit and for the sake of clarity, the value of any Dividend Equivalent Rights paid on Awards granted to the Non-employee Director during a prior Plan Year shall be excluded.

(c)
Minimum Vesting of Awards. Except with respect to a maximum of five percent (5%) of the Shares authorized in Section 4.1(a), Awards shall provide for a minimum vesting period of at least one (1) year from the grant date of the Award; provided, the Committee may permit acceleration of vesting of such Awards in the event of the Participant’s death, disability, retirement, a Change in Control, or as otherwise permitted under this Plan.

(d)
Incentive Stock Option Limit. The maximum number of Shares of the Share Authorization that may be issued pursuant to Incentive Stock Options under the 2022 Plan shall be 1,530,000 Shares.

4.2   Share Usage.
Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the 2022 Plan. Moreover, if the Option Price of any Option granted under this 2022 Plan is satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, the full number of Shares underlying such Award will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this 2022 Plan. Additionally, if the tax withholding requirements with respect to any Award, other than an Option or SAR, are satisfied by withholding Shares, the number of withheld Shares shall again be available for grant under the Plan. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate shall not be counted against Shares available for grant pursuant to the 2022 Plan. The Shares available for issuance under the 2022 Plan may be authorized and unissued Shares or treasury Shares.
4.3   Annual Award Limits.
The following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the 2022 Plan:
(a)
Options/SARs. The maximum aggregate number of Shares subject to Options granted or shares subject to Stock Appreciation Rights granted in any one (1) Plan Year to any one (1) Participant shall be 600,000.

(b)
Restricted Stock or Restricted Stock Units. The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one (1) Plan Year to any one (1) Participant shall be 200,000.

(c)
Performance Shares or Performance Units. The maximum aggregate Award of Performance Shares

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or Performance Units that a Participant may receive in any one (1) Plan Year shall be 200,000 Shares, or equal to the value of 200,000 Shares determined as of the date of vesting or payout, as applicable.
(d)
Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any individual Participant in any one (1) Plan Year may not exceed six million dollars ($6,000,000).

(e)
Other Stock-Based Awards. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one (1) Plan Year to any one (1) Participant shall be 200,000.

For the sake of clarity, the number of Full Value Awards that may be granted under the 2022 Plan shall not be subject to any limits.
4.4   Adjustments in Authorized Shares.
In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) after the Effective Date such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, special cash dividend, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the 2022 Plan, shall appropriately and equitably substitute or adjust, as applicable, the number and kind of Shares that may be issued under the 2022 Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.
The Committee shall also make appropriate and equitable adjustments in the terms of any Awards under the 2022 Plan to reflect or relate to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the 2022 Plan.
Subject to the provisions of Article 18, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under the 2022 Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 409A, 422 and 424, as and where applicable.
Article 5.
Eligibility and Participation

5.1   Eligibility.
Individuals eligible to participate in the 2022 Plan include all Employees and Directors.
5.2   Actual Participation.
Subject to the provisions of the 2022 Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.
Article 6.
Stock Options

6.1   Grant of Options.
Subject to the terms and provisions of the 2022 Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee,

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in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company, its Affiliates and/or its Subsidiaries (as permitted under Code Section 422).
6.2   Award Agreement.
Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable (including circumstances in which the Option may become vested and exercisable on an accelerated basis), and such other provisions as the Committee shall determine which are not inconsistent with the terms of the 2022 Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO.
6.3   Option Price.
The Option Price for each grant of an Option under the 2022 Plan shall be as determined by the Committee and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as of the date of grant.
6.4   Term of Options.
Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.
6.5   Exercise of Options.
Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.
6.6   Payment.
A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price; (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b) and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s). Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.
6.7   Restrictions on Share Transferability.
The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.
6.8   Termination of Employment.
Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.
6.9   Transferability of Options.
(a)
Incentive Stock Options. No ISO granted under the 2022 Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during Participant’s lifetime only by such Participant.

(b)
Nonqualified Stock Options. Under no circumstances may a Participant transfer an NQSO to another Person for consideration. Subject to the foregoing, and except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during Participant’s lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the 2022 Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

6.10   Notification of Disqualifying Disposition.
If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.
Article 7.
Stock Appreciation Rights

7.1   Grant of SARs.
Subject to the terms and conditions of the 2022 Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.
Subject to the terms and conditions of the 2022 Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the 2022 Plan, in determining the terms and conditions pertaining to such SARs.
The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as of the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.
7.2   SAR Agreement.
Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

7.3   Term of SAR.
The term of an SAR granted under the 2022 Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.
7.4   Exercise of Freestanding SARs.
Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
7.5   Exercise of Tandem SARs.
Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
7.6   Settlement of SAR Amount.
Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)
The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)
The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.
7.7   Termination of Employment.
Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the 2022 Plan, and may reflect distinctions based on the reasons for termination.
7.8   Transferability of SARs.
Under no circumstances may a Participant transfer an SAR to another Person for consideration. Subject to the foregoing, and except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the 2022 Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the 2022 Plan shall be exercisable during Participant’s lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the 2022 Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.
7.9   Other Restrictions.
The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the 2022 Plan as it may deem advisable or desirable. These restrictions

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.
Article 8.
Restricted Stock and Restricted Stock Units

8.1   Grant of Restricted Stock or Restricted Stock Units.
Subject to the terms and provisions of the 2022 Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.
8.2   Restricted Stock or Restricted Stock Unit Agreement.
Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.
8.3   Transferability.
Except as provided in the 2022 Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the 2022 Plan shall be available during Participant’s lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.
8.4   Other Restrictions.
The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the 2022 Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.
To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.
8.5   Voting Rights.
Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
8.6   Termination of Employment.
Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the 2022 Plan, and may reflect distinctions based on the reasons for termination.
8.7   Section 83(b) Election.
The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.
Article 9.
Performance Shares/Performance Units

9.1   Grant of Performance Shares/Performance Units.
Subject to the terms and provisions of the 2022 Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.
9.2   Value of Performance Shares/Performance Units.
Each Performance Share shall have an initial value equal to the Fair Market Value of a Share as of the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares/Performance Units that will be paid out to the Participant.
9.3   Earning of Performance Shares/Performance Units.
Subject to the terms of the 2022 Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
9.4   Form and Timing of Payment of Performance Shares/Performance Units.
Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the 2022 Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of Shares or in cash (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

9.5   Termination of Employment.
Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares and/or Performance Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares or Performance Units issued pursuant to the 2022 Plan, and may reflect distinctions based on the reasons for termination.
9.6   Transferability of Performance Shares/Performance Units.
Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the 2022 Plan shall be exercisable during Participant’s lifetime only by such Participant.
Article 10.
Cash-Based Awards and Other Stock-Based Awards

10.1   Grant of Cash-Based Awards.
Subject to the terms and provisions of the 2022 Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.
10.2   Grant of Other Stock-Based Awards.
The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of the 2022 Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
10.3   Value of Cash-Based and Other Stock-Based Awards.
Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.
10.4   Payment of Cash-Based Awards and Other Stock-Based Awards.
Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.
10.5   Termination of Employment.
The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the 2022 Plan, and may reflect distinctions based on the reasons for termination.
10.6   Transferability of Cash-Based and Other Stock-Based Awards.
Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the 2022 Plan, if exercisable, shall be exercisable during the Participant’s lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another individual, references in the 2022 Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.
Article 11.
Performance Measures

11.1   Performance Measures.
For any Award as to which the payment or vesting to a Participant is contingent in whole or in part on achievement of performance goals, any such Award shall include one or more of the following Performance Measures:
(a)
Net sales or revenue growth;

(b)
Return measures (including, but not limited to return on invested capital, assets, capital, equity, sales);

(c)
Gross profit margin;

(d)
Operating expense ratios;

(e)
Operating expense targets;

(f)
Productivity ratios;

(g)
Operating income;

(h)
Gross or operating margins;

(i)
Earnings before or after taxes, interest, depreciation, and/or amortization;

(j)
Net earnings or net income (before or after taxes);

(k)
Earnings per share;

(l)
Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(m)
Working capital targets;

(n)
Capital expenditures;

(o)
Share price (including, but not limited to, growth measures and total shareholder return);

(p)
Appreciation in the fair market value or book value of a share;

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

(q)
Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of the capital);

(r)
Total stockholder return;

(s)
Debt to equity ratio/debt levels;

(t)
Customer satisfaction/service (relative improvement);

(u)
Market share;

(v)
Employee satisfaction/engagement;

(w)
Employee retention/attrition;

(x)
Safety;

(y)
Diversity, Equity and/or Inclusion;

(z)
Inventory control/efficiency;

(aa)
other environmental, sustainability, social, and corporate governance goals and objectives; and

(bb)
any other goals and objectives that the Committee determines, in its sole discretion, are appropriate.

Such performance measures may be evaluated quantitatively, qualitatively or a combination thereof, as determined by the Committee. Any Performance Measure(s) may be used to measure the performance of the Company, Affiliate, and/or a Subsidiary as a whole or any business unit of the Company, Affiliate, and/or a Subsidiary or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select any Performance Measure(s) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.
11.2   Evaluation of Performance.
The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in Management’s Discussion and Analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses.
11.3   Committee Discretion.
In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.
Article 12.
Non-employee Director Awards

The Board or Committee shall determine all Awards to Non-employee Directors. The terms and conditions of any grant to any such Non-employee Director shall be set forth in an Award Agreement or in such other documents as may be developed and approved from time to time by the Board or the Committee relating to any such grant.

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

Also, the provisions of Section 22.21(c)(iii) of the 2022 Plan (regarding subsequent deferral elections) shall be applicable to Non-employee Director Awards regardless of when such Awards were granted to such Non-employee Director.
Article 13.
Substitution Awards

Awards may be granted under the 2022 Plan from time to time in substitution for stock options and other awards held by employees or Directors of other entities who are about to become Employees, whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a Subsidiary. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the 2022 Plan to such extent as the Board at the time of grant may deem appropriate for the plan to remain consistent with Code Sections 409A, 422 and 424, in whole or in part, to the provisions of the award in substitution for which they are granted.
Article 14.
Dividend Equivalent Rights

Unless otherwise provided by the Committee, Dividend Equivalent Rights shall be granted for each Full Value Award not entitled to dividends (other than Performance Units), to be credited as of dividend payment dates, during the period between the date the Full Value Award is granted and the date the Full Value Award vests or expires. Dividend Equivalent Rights shall accrue and be paid, as determined by the Committee and reflected in the applicable Award Agreement, either (a) at the time of the applicable dividend payment date, or (b) to the extent the related Award becomes vested. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Under no circumstances may Dividend Equivalent Rights be granted for any Option or SAR.
Article 15.
Beneficiary Designation

Each Participant under the 2022 Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the 2022 Plan is to be paid in case of Participant’s death before Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.
Article 16.
Rights of Participants

16.1   Employment.
Nothing in the 2022 Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue Participant’s employment or service as a Director for any specified period of time.
Neither an Award nor any benefits arising under the 2022 Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, the 2022 Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

16.2   Participation.
No individual shall have the right to be selected to receive an Award under the 2022 Plan, or, having been so selected, to be selected to receive a future Award.
16.3   Rights as a Shareholder.
Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
Article 17.
Change in Control

17.1   Alternative Awards.
Notwithstanding Section 17.2, no cancellation, termination, acceleration of exercisability or vesting, lapse of any Period of Restriction, or settlement or other payment shall occur with respect to any outstanding Award, if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding Awards shall be honored or assumed, or new rights substituted therefore (such honored, assumed, or substituted Award being hereinafter referred to as an “Alternative Award”) by the New Employer provided that any Alternative Award must:
(a)
if substituted for an Award based on the value of a share, be based on shares of common stock that are traded on an established U.S. securities market;

(b)
provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms, and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c)
if granted in relation to a Performance Share, Performance Unit, or other performance-based award outstanding under the 2022 Plan, be: (a) based on achieving the target performance level for such Award, and (b) a time-based vesting restricted stock or restricted stock unit having a vesting period substantially equivalent to the applicable remaining Performance Period for such Award;

(d)
have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(e)
have terms and conditions which provide that in the event that the Participant suffers an Involuntary Termination of Employment/Service or terminates for Good Reason during the Change in Control Protection Period any conditions on the Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Award held by such Participant shall be waived or shall lapse, as the case may be.

17.2   Accelerated Vesting and Payment.
(a)
In General. Unless the Committee otherwise determines in the manner set forth in Section 17.1, upon the occurrence of a Change in Control, (i) all Options and SARs shall become exercisable, (ii) the Period of Restriction on all Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards shall lapse immediately prior to such Change in Control, (iii) Shares underlying Awards of Restricted Stock Units, and Other Stock-Based Awards shall be issued to each Participant then holding such Award immediately prior to such Change in Control or, (iv) each such Option, SAR, Restricted Stock Unit, and/or Other Stock-Based Award shall be cancelled in exchange for an amount equal to the product of (A)(i) in the case of Options and SARs, the excess, if any, of the product of the Change in Control Price over the Option Price or Grant Price for such Award, and (ii) in the case of other such Awards, the Change in Control Price, multiplied by (B) the aggregate

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

number of Shares covered by such Award, less any amount per Award to be paid by the Participant or by which the amount ultimately to be paid to the Participant is reduced. Notwithstanding the foregoing, the Committee may, but need not, in its sole and absolute discretion, determine that the value for Options and SARs for purposes of the prior subsection (iv) may be determined using a stock pricing model, such as the Black- Scholes-Merton model, instead of as the difference between the Change in Control Price and the Option Price or Grant Price.
(b)
Performance Shares and Performance Units. In the event of a Change in Control, (i) any Performance Period in progress at the time of the Change in Control for which Performance Shares, or Performance Units are outstanding shall end effective upon the occurrence of such Change in Control, and (ii) all Participants granted such Awards shall be deemed to have been earned at the greater of (A) actual performance, as determined by the Committee, or (B) the target level with respect to such Award for the Performance Period in question.

(c)
Timing of Payments. Payment of any amounts calculated in accordance with Sections 17.2(a) and (b) shall be made in cash or, if determined by the Committee (as constituted immediately prior to the Change in Control), in shares of the common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control. For purposes hereof, the fair market value of one (1) share of common stock of the New Employer shall be determined by the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control), in good faith.

Article 18.
Amendment, Modification, Suspension, and Termination

18.1   Amendment, Modification, Suspension, and Termination.
Subject to Sections 18.3 and 18.5, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2022 Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs issued under the 2022 Plan will not be repriced, replaced, or re-granted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of the 2022 Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule, including, but not limited to, the Exchange Act, the Code, and, if applicable, the New York Stock Exchange Listed Company Manual rules.
18.2   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.
The Committee may make adjustments in the terms and conditions of, and the goals included in, Awards in recognition of unusual or nonrecurring events (it being understood that the events described in Section 4.4 shall result in mandatory adjustment) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2022 Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the 2022 Plan.
18.3   Awards Previously Granted.
Notwithstanding any other provision of the 2022 Plan to the contrary (other than Section 18.4), no termination, amendment, suspension, or modification of the 2022 Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the 2022 Plan, without the written consent of the Participant holding such Award.

Proxy Statement	C-21

Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

18.4   Amendment to Conform to Law.
Notwithstanding any other provision of the 2022 Plan to the contrary, the Board of Directors may amend the 2022 Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the 2022 Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A).
18.5   Repricing Prohibition.
Except to the extent (a) approved in advance by stockholders or (b) provided in Section 4.4, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the Option Price or the Grant Price of any outstanding Option or Stock Appreciation Right or to grant any new Award, or make any cash payment in substitution for or upon the cancellation of Options or Stock Appreciation Rights previously granted when the Option Price or Grant Price is more than the then-current Fair Market Value of a Share.
Article 19.
Tax Withholding

19.1   General. The Company or any Affiliate or a Subsidiary, as applicable, shall have the authority and the right to deduct or withhold, or to require a Participant to remit to the Company or any Affiliate of Subsidiary, an amount sufficient to satisfy the obligation for any U.S. federal, state, and/or local taxes and any taxes imposed by a jurisdiction outside of the United States (including, without limitation, income tax, social insurance contributions, payment on account, employment tax obligations, stamp taxes and any other taxes required by law to be withheld and any employer tax liability for which the Participant is liable (“Tax-Related Items”)) with respect to any taxable or tax withholding event concerning a Participant arising as a result of the Participant’s participation in the Plan or to take such other action as may be necessary or appropriate in the opinion of the Company or an Affiliate or a Subsidiary, as applicable, to satisfy the tax withholding obligations for the payment of Tax-Related Items.
19.2   Methods of Tax Withholding. The Company or any Affiliate or a Subsidiary, as applicable, may satisfy any withholding obligations for Tax-Related Items by one or a combination of the following: (a) withholding from the Participant’s wages or other cash compensation payable to the Participant; (b) withholding from the proceeds of sale of Shares underlying an Award, either through a voluntary sale or a mandatory sale arranged by the Company on the Participant’s behalf, without need of further authorization; or (c) in the Committee’s sole discretion, by withholding Shares otherwise issuable under an Award (or allowing the return of Shares) sufficient, as determined by the Committee in its sole discretion, to satisfy such Tax-Related Items. No Shares shall be delivered pursuant to an Award to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Committee to satisfy the obligations for Tax-Related Items with respect to any taxable or tax withholding event concerning the Participant or such other person arising as a result of an Award.
Article 20.
Successors

All obligations of the Company under the 2022 Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Article 21.
General Provisions

21.1   Forfeiture Events.
(a)
The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, an Affiliate, and/or a Subsidiary, violation of material Company, Affiliate, and/or a Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.
(b)
If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

(c)
Awards granted under the 2022 Plan shall also be subject to the Company’s clawback policy as in effect from time to time.

21.2   Legend.
The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
21.3   Gender and Number.
Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
21.4   Severability.
In the event any provision of the 2022 Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the 2022 Plan, and the 2022 Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
21.5   Requirements of Law.
The granting of Awards and the issuance of Shares under the 2022 Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
21.6   Delivery of Title.
The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the 2022 Plan prior to:
(a)
Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)
Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

21.7   Inability to Obtain Authority.
The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares

Proxy Statement	C-23

Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
21.8   Investment Representations.
The Committee may require any individual receiving Shares pursuant to an Award under the 2022 Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.
21.9   Employees Based Outside of the United States.
Notwithstanding any provision of the 2022 Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees and/or Directors, the Committee, in its sole discretion, shall have the power and authority to:
(a)
Determine which Affiliates and/or Subsidiaries shall be covered by the 2022 Plan;

(b)
Determine which Employees and/or Directors outside the United States are eligible to participate in the 2022 Plan;

(c)
Modify the terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws;

(d)
Establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any sub-plans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to the 2022 Plan document as appendices; and

(e)
Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.
21.10   Uncertificated Shares.
To the extent the 2022 Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be accomplished on an uncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
21.11   Unfunded Plan.
Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Affiliates, and/or its Subsidiaries may make to aid it in meeting its obligations under the 2022 Plan. Nothing contained in the 2022 Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Affiliates, and/or its Subsidiaries under the 2022 Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, an Affiliate, or a Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, an Affiliate, or a Subsidiary, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the 2022 Plan.

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

21.12   No Fractional Shares.
No fractional Shares shall be issued or delivered pursuant to the 2022 Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
21.13   Retirement and Welfare Plans.
Neither Awards made under the 2022 Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Affiliate’s or a Subsidiary’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
21.14   Nonexclusivity of the 2022 Plan.
The adoption of the 2022 Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
21.15   No Constraint on Corporate Action.
Nothing in the 2022 Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or an Affiliate’s or a Subsidiary’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company or an Affiliate or a Subsidiary to take any action which such entity deems to be necessary or appropriate.
21.16   Governing Law.
The Plan and each Award Agreement shall be governed by the laws of the State of Illinois excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the 2022 Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the 2022 Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Illinois to resolve any and all issues that may arise out of or relate to the 2022 Plan or any related Award Agreement.
21.17   Effect of Disposition of Facility or Operating Unit.
In the event that the Company or any of its Affiliates and/or Subsidiaries closes or disposes of the facility at which a Participant is located or the Company or any of its Affiliates and/or Subsidiaries diminish or eliminate ownership interests in any operating unit of the Company or any of its Affiliates and/or Subsidiaries so that such operating unit ceases to be majority owned by the Company or any of its Affiliates and/or Subsidiaries, then, with respect to Awards held by Participants who subsequent to such event will not be Employees, the Committee may, to the extent consistent with Code Section 409A (if applicable), accelerate the exercisability of Awards to the extent not yet otherwise exercisable or remove any restrictions applicable to any Awards; and extend the period during which Awards will be exercisable to a date subsequent to the date when such Awards would otherwise have expired by reason of the termination of such Participant’s employment with the Company or any of its Affiliates and/or Subsidiaries (but in no event to a date later than the expiration date of the Awards or the fifth anniversary of the transaction in which such facility closes or operating unit ceases). If the Committee takes no special action with respect to any disposition of a facility or an operating unit, then the terms and conditions of the Award Agreement and the other terms and conditions of the 2022 Plan shall control.
21.18   Delivery and Execution of Electronic Documents.
To the extent permitted by applicable law, the Company may (a) deliver by email or other electronic means (including posting to a website maintained by the Company or a third party under contract with the Company)

Proxy Statement	C-25

Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

all document relating to the 2022 Plan or any Award thereunder (including without limitation, prospectuses required by the U.S. Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements) and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed by the Committee.
21.19   No Representations or Warranties Regarding Tax Affect.
Notwithstanding any provision of the 2022 Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the 2022 Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.
21.20   Indemnification.
Subject to requirements of Illinois law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3 (each an “Indemnified Individual”), shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by the Indemnified Individual in connection with or resulting from any claim, action, suit, or proceeding to which the Indemnified Individual may be a party or in which the Indemnified Individual may be involved by reason of any action taken or failure to act under the 2022 Plan and against and from any and all amounts paid by the Indemnified Individual in settlement thereof, with the Company’s approval, or paid by Indemnified Individual in satisfaction of any judgment in any such action, suit, or proceeding against the Indemnified Individual, provided the Indemnified Individual shall give the Company an opportunity, at its own expense, to handle and defend the same before the Indemnified Individual undertakes to handle and defend it on the Indemnified Individual’s own behalf, unless such loss, cost, liability, or expense is a result of the Indemnified Individual’s own willful misconduct or except as expressly provided by statute.
The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnified Individuals may be entitled under the Company’s Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
21.21   Compliance with Code Section 409A.
(a)
In General.   The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Section 409A of the Code (“Code Section 409A”). Where reasonably possible and practicable, the 2022 Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to Code Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event Code Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

(b)
Elective Deferrals.   No elective deferrals or re-deferrals of compensation (as defined under Code Section 409A and/or guidance thereto) other than in regard to Restricted Stock Units are permitted under this Plan.

(c)
Applicable Requirements.   To the extent any of the Awards granted under this Plan are deemed “deferred compensation” and hence subject to Code Section 409A, the following rules shall apply to such Awards:

(i)
Mandatory Deferrals.  If the Company decides that the payment of compensation under this Plan shall be deferred within the meaning of Code Section 409A, then, except as provided

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Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

pursuant to Treas. Reg. 1.409A-1(b)(4)(ii), at grant of the Award to which such compensation payment relates, the Company shall specify the date(s) at which such compensation will be paid in the Award Agreement.
(ii)
Initial Deferral Elections.   For Awards of Restricted Stock Units where the Participant is given the opportunity to elect the timing and form of the payment of the underlying Shares at some future time once any requirements have been satisfied, the Participant must make his or her initial deferral election for such Award in accordance with the requirements of Code Section 409A, i.e., within thirty (30) days of first becoming eligible to receive such award or prior to the start of the year in which the Award is granted to the Participant, in each case pursuant to the requirements of Code Section 409A and Treas. Reg. Section 1.409A-2.

(iii)
Subsequent Deferral Elections.   To the extent the Company or Committee decides to permit compensation subject to Code Section 409A to be re-deferred pursuant to Treas. Reg. 1.409A-2(b), then the following conditions must be met: (1) such election will not take effect until at least 12 months after the date on which it is made; (2) in the case of an election not related to a payment on account of disability, death, or an unforeseeable emergency, the payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been paid; and, (3) any election related to a payment at a specified time or pursuant to a fixed schedule (within the meaning of Treas. Reg. 1.409A-3(a)(4)) must be made not less than 12 months before the date the payment is scheduled to be paid.

(iv)
Timing of Payments.   Payment(s) of compensation that is subject to Code Section 409A shall only be made upon an event or at a time set forth in Treas. Reg. 1.409A-3, i.e., the Participant’s separation from service, the Participant’s becoming disabled, the Participant’s death, at a time or a fixed schedule specified in the 2022 Plan or an Award Agreement or other applicable document, a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or the occurrence of an unforeseeable emergency.

(v)
Certain Delayed Payments.   Notwithstanding the foregoing, to the extent an amount was intended to be paid such that it would have qualified as a short-term deferral under Code Section 409A and the applicable regulations, then such payment is or could be delayed if the requirements of Treas. Reg. 1.409A-1(b)(4)(ii) are met.

(vi)
Acceleration of Payment.   Any payment made under this Plan to which Code Section 409A applies may not be accelerated, except in accordance with Treas. Reg. 1.409A-3(j)(4), i.e., upon a Participant’s separation from service, if the Participant becomes disabled, upon the Participant’s death, upon a change of ownership or effective control, or in the ownership of a substantial portion of the assets, or upon an unforeseeable emergency (all as detailed in Treas. Reg. 1.409A-3(a)).

(vii)
Payments upon a Change in Control.   Notwithstanding any provision of this Plan to the contrary, to the extent an Award subject to Code Section 409A shall be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of a Change in Control and such Change in Control does not constitute a “change in the ownership or effective control” or a “change in the ownership or a substantial portion of the assets” of the Company within the meaning of Code Section 409A(a)(2)(A)(v), then even though such Award may be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of the Change in Control or any other provision of this Plan, payment will be made, to the extent necessary to comply with the provisions of Code Section 409A, to the Participant on the earliest of: (i) the Participant’s “separation from service” with the Company (determined in accordance with Code Section 409A), (ii) the date payment otherwise would have been made pursuant to the regular payment terms of the Award in the absence of any provisions in this Plan to the contrary (provided such date is permissible under Code Section 409A), or (iii) the Participant’s death.

Proxy Statement	C-27

Appendix C—W.W. Grainger, Inc. 2022 Incentive Plan

(viii)
Payments to Specified Employees.   Payments due to a Participant who is a “specified employee” within the meaning of Code Section 409A on account of the Participant’s “separation from service” with the Company (determined in accordance with Code Section 409A) shall be made on the date that is six months after the date of Participant’s separation from service or, if earlier, the Participant’s date of death.

(d)
Deferrals to Preserve Deductibility under Code Section 162(m).   The Committee may postpone the exercising of Awards, the issuance or delivery of Shares under any Award or any action permitted under the 2022 Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Award other than an ISO as a result of Code Section 162(m), in accordance with Treas. Reg. 1.409A-1(b)(4)(ii). In such case, payment of such deferred amounts must be made as soon as reasonably practicable following the first date on which the Company and/or Subsidiary anticipates or reasonably should anticipate that, if the payment were made on such date, the Company’s and/or Subsidiary’s deduction with respect to such payment would no longer be restricted due to the application of Code Section 162(m).

(e)
Determining “Controlled Group.”   In order to determine for purposes of Code Section 409A whether a Participant or eligible individual is employed by a member of the Company’s controlled group of corporations under Code Section 414(b) (or by a member of a group of trades or businesses under common control with the Company under Code Section 414(c)) and, therefore, whether the Shares that are or have been purchased by or awarded under this Plan to the Participant are shares of “service recipient” stock within the meaning of Code Section 409A:

(i)
In applying Code Section 1563(a)(1), (2) and (3) for purposes of determining the Company’s controlled group under Code Section 414(b), the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3);

(ii)
In applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses under common control with the Corporation for purposes of Code Section 414(c), the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2; and

(iii)
Notwithstanding the above, to the extent that the Company finds that legitimate business criteria exist within the meaning of Treas. Reg. 1.409A-1(b)(5)(iii)(E)(1), then the language “at least 50 percent” in clauses (i) and (ii) immediately above shall instead be “at least 20 percent.”

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C-28	www.grainger.com

GRAINGER®
FOR THE ONES WHO GET IT DONE

SCAN TO VIEW MATERIALS & VOTE

DETACH AND RETURN THIS PORTION ONLY

W.W. GRAINGER, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01)	Rodney C. Adkins	07)	Beatriz R. Perez
02)	V. Ann Hailey	08)	Michael J. Roberts
03)	Katherine D. Jaspon	09)	E. Scott Santi
04)	Stuart L. Levenick	10)	Susan Slavik Williams
05)	D.G. Macpherson	11)	Lucas E. Watson
06)	Neil S. Novich	12)	Steven A. White

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2022.	☐	☐	☐
3. Say on Pay proposal to approve on a non-binding advisory basis the compensation of W.W. Grainger, Inc.'s Named Executive Officers.	☐	☐	☐
4. Proposal to approve the W.W. Grainger, Inc. 2022 Incentive Plan.	☐	☐	☐

NOTE: In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TOVIEW MATERIALS & VOTE W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. ET on (1) April 24, 2022 for shares held in a Plan and (2) April 26, 2022 if you are a registered shareholder. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GWW2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. ET on April 24, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D71130-
P66254 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1.Election of Directors!!! Nominees:01)Rodney C. Adkins02)V. Ann Hailey03)Katherine D. Jaspon04)Stuart L. Levenick05)D.G. Macpherson06)Neil S. Novich07)Beatriz R. Perez08)Michael J. Roberts09)E. Scott Santi10)Susan Slavik Williams11)Lucas E. Watson12)Steven A. White

This material is being sent to you by reason of your being a registered shareholder or your participation in one or more of the following plans available to eligible employees ofW.W. Grainger, Inc. and/or its subsidiaries:W.W. Grainger, Inc. Retirement Savings PlanW.W. Grainger, Inc. 401(k) Plan Employee Stock Purchase PlanImportant Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting:The Notice & Proxy Statement, and the Annual Report are available at www.proxyvote.com.D71131-P66254W.W. GRAINGER, INC.Virtual Annual Meeting of Shareholders April 27, 2022 10:00 AM CDTThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints D.G. Macpherson, John L. Howard and Deidra C. Merriwether, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock ofW.W. Grainger, Inc., which the undersigned is entitled to vote at the Virtual Annual Meeting of Shareholders of W.W. Grainger, Inc., to be held on April 27, 2022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting.A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as speciﬁed. If no speciﬁcation is made, the proxy will be voted FOR items 1, 2, 3, and 4. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion.Continued and to be voted, signed and dated on reverse side